Filed Pursuant to Rule 433
                                                    Registration No.: 333-127620



                     GSAMP 2005-WMC3 FREE WRITING PROSPECTUS


                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.



                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://sec.gov/Archives/edgar/data/807641/000091412105002050/
0000914121-05-002050.txt.


     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities in any jurisdiction where that offer, solicitation or sale is not permitted.


 THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION AND IS DATED DECEMBER
                                      14, 2005

    Free Writing Prospectus Supplement to Prospectus Dated November 17, 2005

                                   $[_______]

                                (Approximate)(1)

              Mortgage Pass-Through Certificates, Series 2005-WMC3

                              GSAMP Trust 2005-WMC3
                                     Issuer
                          GS Mortgage Securities Corp.
                                    Depositor
                            Litton Loan Servicing LP
                                    Servicer

----------------------------------------

Consider carefully the Risk Factors
beginning on page S-11 in this
prospectus supplement and page 2 in the
accompanying prospectus.

The certificates will represent
interests in GSAMP Trust 2005-WMC3 and
will not represent interests in or
obligations of GS Mortgage Securities
Corp., the underwriter, the servicer,
Goldman Sachs Mortgage Company, the
responsible party, the trustee or any of their respective affiliates.

This prospectus supplement may be used
to offer and sell the offered
certificates only if accompanied by the
prospectus.

----------------------------------------

                   The following securities are being offered:

               Approximate
                 Initial
             Class Principal      Pass-Through                        Ratings
  Class         Balance(1)            Rate             Type        (S&P/Moody's)
  A-1A         $[_______]          Variable(2)        Senior          AAA/Aaa
  A-1B         $[_______]          Variable(3)        Senior          AAA/Aaa
  A-2A         $[_______]          Variable(4)        Senior          AAA/Aaa
  A-2B         $[_______]          Variable(5)        Senior          AAA/Aaa
  A-2C         $[_______]          Variable(6)        Senior          AAA/Aaa
   M-1         $[_______]          Variable(7)      Subordinate       AA+/Aa2
   M-2         $[_______]          Variable(8)      Subordinate       AA/Aa3
   M-3         $[_______]          Variable(9)      Subordinate       AA-/A2
   M-4         $[_______]         Variable(10)      Subordinate        A+/A3
   M-5         $[_______]         Variable(11)      Subordinate       A/Baa1
   M-6         $[_______]         Variable(12)      Subordinate       A-/Baa2
 ------------------
Footnotes appear on the following page.


GSAMP Trust 2005-WMC3 will issue eleven classes of offered certificates. Each class of certificates will receive monthly distributions of interest, principal or both, as described in this prospectus supplement. The table above contains a list of the classes of offered certificates, including the initial class principal balance, pass-through rate, and special characteristics of each class.

Goldman, Sachs & Co., the underwriter, will offer the offered certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale plus accrued interest, if any, from the closing date.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              Goldman, Sachs & Co.

           The date of this prospectus supplement is December , 2005.

-------------

(1)   Subject to a variance of +/-5%.

(2) The Class A-1A certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [_____]% ([_____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group I WAC Cap, as described in this prospectus supplement, and (iii) the WAC Cap, as described in this prospectus supplement.

(3) The Class A-1B certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [_____]% ([_____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group I WAC Cap, and (iii) the WAC Cap.

(4) The Class A-2A certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [_____]% ([_____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

(5) The Class A-2B certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [_____]% ([_____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

(6) The Class A-2C certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [_____]% ([_____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

(7) The Class M-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [_____]% ([_____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(8) The Class M-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [_____]% ([_____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(9) The Class M-3 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [_____]% ([_____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(10) The Class M-4 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [_____]% ([_____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(11) The Class M-5 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [_____]% ([_____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(12) The Class M-6 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [_____]% ([_____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

           IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS
                   PROSPECTUS SUPPLEMENT AND THE PROSPECTUS

   We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) the prospectus, which provides general information, some of which may not apply to your series of certificates, and (b) this prospectus supplement, which describes the specific terms of your series of certificates.

   IF THE DESCRIPTION OF THE TERMS OF YOUR CERTIFICATES CONTAINED IN THIS PROSPECTUS SUPPLEMENT VARIES FROM THE DESCRIPTION CONTAINED IN THE PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

   We include cross-references in this prospectus supplement and the prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the prospectus provide the pages on which these captions are located.

   Words that appear in boldface type in this prospectus supplement and in the prospectus are either defined in the "Glossary of Terms" beginning on page S-[_] of this prospectus supplement, or have the meanings given to them on the page indicated in the "Index" beginning on page [_] of the prospectus.

                             EUROPEAN ECONOMIC AREA

   In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

      (a) to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

      (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than
(euro)50,000,000, as shown in its last annual or consolidated accounts; or

      (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

   For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

   The underwriter has represented and agreed that:

      (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act (the "FSMA")) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

      (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

   The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

   Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                TABLE OF CONTENTS


SUMMARY INFORMATION ....................................................     S-7
RISK FACTORS ...........................................................    S-11
TRANSACTION OVERVIEW ...................................................    S-27
Parties ................................................................    S-27
The Transaction ........................................................    S-27
THE MORTGAGE LOAN POOL .................................................    S-27
General ................................................................    S-28
The Mortgage Loans .....................................................    S-29
The Group I Mortgage Loans .............................................    S-29
The Group II Mortgage Loans ............................................    S-30
Prepayment Premiums ....................................................    S-31
Adjustable Rate Mortgage Loans .........................................    S-32
The Index ..............................................................    S-33
Underwriting Guidelines ................................................    S-33
Credit Scores ..........................................................    S-44
THE SERVICER ...........................................................    S-45
General ................................................................    S-45
Delinquency and Foreclosure Experience .................................    S-46
THE TRUSTEE ............................................................    S-47
DESCRIPTION OF THE CERTIFICATES ........................................    S-47
General ................................................................    S-47
Book-Entry Registration ................................................    S-48
Definitive Certificates ................................................    S-51
Assignment of the Mortgage Loans .......................................    S-51
Delivery of Mortgage Loan Documents ....................................    S-52
Representations and Warranties Relating to the Mortgage Loans ..........    S-53
Payments on the Mortgage Loans .........................................    S-58
Distributions ..........................................................    S-60
Priority of Distributions Among Certificates ...........................    S-60
Distributions of Interest and Principal ................................    S-61
Allocation of Principal Payments to Class A Certificates ...............    S-66
Calculation of One-Month LIBOR .........................................    S-67
Excess Reserve Fund Account ............................................    S-67
Interest Rate Corridor Agreements ......................................    S-68
Overcollateralization Provisions .......................................    S-69
Reports to Certificateholders ..........................................    S-70
THE POOLING AND SERVICING AGREEMENT ....................................    S-71
General ................................................................    S-71
Servicing and Trustee Fees and Other Compensation and Payment of
Expenses ...............................................................    S-71
P&I Advances and Servicing Advances ....................................    S-71
Pledge and Assignment of Servicer's Rights .............................    S-72
Prepayment Interest Shortfalls .........................................    S-73
Servicer Reports .......................................................    S-73
Collection and Other Servicing Procedures ..............................    S-73
Hazard Insurance .......................................................    S-74
Realization Upon Defaulted Mortgage Loans ..............................    S-75
Optional Repurchase of Delinquent Mortgage Loans .......................    S-75
Removal and Resignation of the Servicer ................................    S-75
Termination; Optional Clean-up Call ....................................    S-77
Amendment ..............................................................    S-77
Certain Matters Regarding the Depositor, the Servicer, the Custodian
and the Trustee ........................................................    S-78
PREPAYMENT AND YIELD CONSIDERATIONS ....................................    S-78
Structuring Assumptions ................................................    S-78
Defaults ...............................................................    S-84
Prepayment Considerations and Risks ....................................    S-84
Overcollateralization Provisions .......................................    S-86
Subordinated Certificates and the Class A-1B Certificates ..............    S-86
Weighted Average Lives of the Offered Certificates .....................    S-87
Decrement Tables .......................................................    S-88
Available Funds Caps ...................................................    S-95
WAC Caps ...............................................................    S-97
Last Scheduled Distribution Date .......................................    S-99
FEDERAL INCOME TAX CONSEQUENCES ........................................    S-99
General ................................................................    S-99
Taxation of Regular Interests ..........................................    S-99
Status of the LIBOR Certificates .......................................   S-100
The Basis Risk Contract Components .....................................   S-100
Other Matters ..........................................................   S-101
STATE AND LOCAL TAXES ..................................................   S-101
ERISA CONSIDERATIONS ...................................................   S-101
LEGAL INVESTMENT .......................................................   S-103
LEGAL MATTERS ..........................................................   S-103
RATINGS ................................................................   S-104
GLOSSARY OF TERMS ......................................................   S-105
ANNEX I - CERTAIN U S FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS ... I-1 ANNEX II - CLASS A INTEREST RATE CORRIDOR STRIKE RATE AND NOTIONAL
AMOUNT AMORTIZATION SCHEDULE ...........................................    II-1
ANNEX III - CLASS M INTEREST RATE CORRIDOR STRIKE RATE AND NOTIONAL
AMOUNT AMORTIZATION SCHEDULE ...........................................   III-1
ANNEX IV - SUBORDINATED INTEREST RATE CORRIDOR STRIKE RATE SCHEDULE ....    IV-1
SCHEDULE A - STRUCTURAL AND COLLATERAL TERM SHEET ......................     A-1

                                SUMMARY INFORMATION

   The following summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand the terms of the offered certificates, read carefully this entire prospectus supplement and the prospectus.

   This summary provides an overview of certain calculations, cash flows and other information to aid your understanding. This summary is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the prospectus.

The Offered Certificates

   The GSAMP Trust 2005-WMC3 will issue the Mortgage Pass-Through Certificates, Series 2005-WMC3. Eleven classes of the certificates - Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 - are being offered to you by this prospectus supplement. The offered certificates, together with the Class B-1, Class B-2 and Class B-3 certificates, are referred to as the "LIBOR certificates" in this prospectus supplement. The Class A-1A certificates and Class A-1B certificates are sometimes referred to as the "Class A-1 certificates" in this prospectus supplement and generally represent interests in the group I mortgage loans. The Class A-2A, Class A-2B and Class A-2C certificates are sometimes referred to as the "Class A-2 certificates" in this prospectus supplement and generally represent interests in the group II mortgage loans. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates represent interests in all of the mortgage loans in the trust.

The Other Certificates

   The trust will also issue seven other classes of certificates, the Class B-1, Class B-2, Class B-3, Class X, Class P, Class R-1 and Class R-2 certificates, that are not being offered by this prospectus supplement.

   The Class B-1 certificates will have an initial certificate principal balance of approximately $[_______]. The Class B-1 certificates initially evidence an interest of approximately [____]% of the scheduled principal balance of the mortgage loans in the trust.

   The Class B-2 certificates will have an initial certificate principal balance of approximately $[_______]. The Class B-2 certificates initially evidence an interest of approximately [____]% of the scheduled principal balance of the mortgage loans in the trust.

   The Class B-3 certificates will have an initial certificate principal balance of approximately $[_______]. The Class B-3 certificates initially evidence an interest of approximately [____]% of the scheduled principal balance of the mortgage loans in the trust.

   The Class P certificates will not have a principal balance and will not be entitled to distributions in respect of principal or interest. The Class P certificates will be entitled to all prepayment premiums or charges received in respect of the mortgage loans.

   The Class X certificates will initially evidence an interest of approximately 4.35% of the aggregate scheduled principal balance of the mortgage loans in the trust, which is the initial overcollateralization required by the pooling and servicing agreement.

   The Class R-1 and Class R-2 certificates are not expected to receive any distributions.

   The certificates will represent fractional undivided interests in the assets of the trust, which consist primarily of the mortgage loans.

Closing Date

   On or about December 28, 2005.

Cut-off Date

   December 1, 2005.

Statistical Calculation Date

   All statistical information regarding the mortgage loans in this prospectus supplement is based on the scheduled principal balances of the mortgage loans as of the statistical calculation date of November 1, 2005, unless otherwise specified in this prospectus supplement.

Distributions

   Distributions on the certificates will be made on the 25th day of each month, or, if the 25th day is not a business day, on the next business day, beginning in January 2006, to the holders of record on the preceding record date.

   The record date for the LIBOR certificates for any distribution date will be the last business day of the applicable interest accrual period, unless the certificates are issued in definitive form, in which case the record date will be the last business day of the month immediately preceding the month in which the related distribution date occurs.

Payments of Interest

   The pass-through rates for each class of LIBOR certificates will be equal to the sum of one-month LIBOR plus a fixed margin, subject to caps on those pass-through rates described in this prospectus supplement. The fixed margins will increase on the first day of the interest accrual period for the distribution date after the date on which the optional clean-up call is first exercisable, as described under "Description of the Certificates--Distributions of Interest and Principal" and "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement. Interest will accrue on the LIBOR certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable interest accrual period.

   The interest accrual period for the LIBOR certificates for any distribution date will be the period from and including the preceding distribution date (or, in the case of the first distribution date, the closing date) through the day before the current distribution date.

Payments of Principal

   Principal will be paid on the LIBOR certificates on each distribution date as described under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

Credit Enhancement

   The credit enhancement provided for the benefit of the holders of the certificates consists solely of:

o an initial overcollateralization amount of approximately 4.35% of the aggregate scheduled principal balance of the mortgage loans as of the cut-off date,

o the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization at a specified level,

o the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and

o the allocation of losses on the mortgage loans to the most subordinate classes of certificates then outstanding.

Interest Rate Corridor Agreements

   The LIBOR certificates will have the benefit of three interest rate corridor agreements, provided by Goldman Sachs Capital Markets, L.P., to cover certain shortfalls in interest that may result from the pass-through rates on those certificates being limited by the caps on those pass-through rates. All obligations of the depositor or the trust under the interest rate corridor agreements will be paid on or prior to the closing date. For further information regarding these interest rate corridor agreements, see "Description of the Certificates--Interest Rate Corridor Agreements" in this prospectus supplement.

The Mortgage Loans

   The mortgage loans to be included in the trust will be fixed and adjustable rate subprime mortgage loans secured by first or second lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by Goldman Sachs Mortgage Company, an affiliate of the depositor, from WMC Mortgage Corp., which either originated those mortgage loans or acquired them from correspondent lenders. WMC Mortgage Corp. will make certain representations and warranties relating to the mortgage loans.

   On the closing date, the trust will acquire the mortgage loans. As of the statistical calculation date, the aggregate scheduled principal balance of the mortgage loans was approximately $743,431,210, of which approximately 82.19% of the mortgage loans are adjustable rate and approximately 17.81% are fixed rate.

Approximately 88.62% of the mortgage loans have original terms to maturity of 360 months.

   The mortgage loans have original terms to maturity of not greater than 360 months, have a weighted average remaining term to scheduled maturity of 338 months as of the statistical calculation date, and have the following approximate characteristics as of the statistical calculation date:

                       Selected Mortgage Loan Pool Data(1)


                                                              Group I                      Group II
                                                   ----------------------------   ----------------------------
                                                    Adjustable                     Adjustable
                                                       Rate        Fixed Rate         Rate        Fixed Rate      Aggregate
                                                   -------------   ------------   -------------   ------------   -------------
Scheduled Principal Balance:                       $290,557,033    $60,716,292    $320,482,654    $71,675,231    $743,431,210
Number of Mortgage Loans:                                 1,347            726             938            798           3,809
Average Scheduled Principal Balance:                   $215,707        $83,631        $341,666        $89,819        $195,178
Weighted Average Gross Interest Rate:                     6 975%         8 759%          6 927%         9 237%          7 318%
Weighted Average Net Interest Rate(2):                    6 465%         8 249%          6 417%         8 727%          6 808%
Weighted Average Current FICO Score:                        633            649             640            659             640
Weighted Average Original LTV Ratio(3):                   80 04%         48 51%          81 22%         35 85%          73 71%
Weighted Average Combined Original LTV Ratio(3):          80 04%         88 81%          81 22%         91 89%          82 41%
Weighted Average Stated Remaining Term (months):            359            260             359            230             338
Weighted Average Seasoning(months):                           1              1               1              1               1
Weighted Average Months to Roll(4):                          25              0              26              0              25
Weighted Average Gross Margin(4):                          6 32%          0 00%           6 48%          0 00%           6 40%
Weighted Average Initial Rate Cap(4):                      2 99%          0 00%           3 03%          0 00%           3 01%
Weighted Average Periodic Rate Cap(4):                     1 00%          0 00%           1 00%          0 00%           1 00%
Weighted Average Gross Maximum Lifetime Rate(4):          13 48%          0 00%          13 43%          0 00%          13 45%
Silent Seconds:                                            3 44%          1 00%           3 81%          0 43%           3 11%


-------------

(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.

(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property.

(4) Represents the weighted average of the adjustable rate mortgage loans in the related loan group or loan groups.


   For purposes of calculating principal and interest distributions on the Class A certificates, in each case as described in detail in this prospectus supplement, the mortgage loans have been divided into two groups, designated as "group I mortgage loans" and as "group II mortgage loans." The group I mortgage loans consist only of those mortgage loans with principal balances that conform to Freddie Mac or Fannie Mae guidelines. The group II mortgage loans consist of mortgage loans that may or may not conform to Freddie Mac or Fannie Mae guidelines. The characteristics of the mortgage loans in each group are described under "The Mortgage Loan Pool" in this prospectus supplement.

   Generally, after an initial fixed rate period, the interest rate on each adjustable rate mortgage loan will adjust semi-annually on each adjustment date to equal the sum of six-month LIBOR and the gross margin for that mortgage loan, subject to periodic and lifetime limitations. See "The Mortgage Loan Pool--The Index" in this prospectus supplement.

   The first adjustment date generally will occur only after an initial period of approximately two to five years from the first payment due date.

   For additional information regarding the mortgage loans, see "The Mortgage Loan Pool" in this prospectus supplement.

Servicing of the Mortgage Loans

   Litton Loan Servicing LP will act as servicer of the mortgage loans. The servicer will be obligated to service and administer the mortgage loans on behalf of the trust, for the benefit of the holders of the certificates.

Optional Termination of the Trust

   The servicer may, at its option, purchase the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance, as further described in this prospectus supplement, of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The purchase of the mortgage loans would result in the final distribution on the certificates on that distribution date.

Advances

   The servicer will be required to make cash advances with respect to delinquent payments of principal and interest on the mortgage loans and cash advances to preserve and protect the mortgaged property (such as for taxes and insurance), unless the servicer reasonably believes that the cash advances cannot be repaid from future payments or other collections on the applicable mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates or to preserve and protect the mortgaged property and are not intended to guarantee or insure against losses. The servicer will not be obligated to make any advances of principal on any REO property or any second lien mortgage loan.

ERISA Considerations

   Subject to the conditions described under "ERISA Considerations" in this prospectus supplement, the offered certificates may be purchased by an employee benefit plan or other retirement arrangement subject to Title I of ERISA or
Section 4975 of the Internal Revenue Code.

Federal Tax Aspects

   Cadwalader, Wickersham & Taft LLP acted as tax counsel to GS Mortgage Securities Corp. and is of the opinion that:

o portions of the trust will be treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes, and

o the LIBOR certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk carry forward amounts pursuant to the payment priorities in the transaction. Each interest in basis risk carry forward amounts will be treated as an interest rate cap contract for federal income tax purposes.

Legal Investment

   The LIBOR certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Risk Factors--Your Investment May Not Be Liquid" in this prospectus supplement and "Legal Investment" in this prospectus supplement and in the prospectus.

Ratings

   In order to be issued, the offered certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc.:

Class                  S&P     Moody's
-----                  ---     -------
A-1A.............      AAA       Aaa
A-1B.............      AAA       Aaa
A-2A.............      AAA       Aaa
A-2B.............      AAA       Aaa
A-2C.............      AAA       Aaa
M-1..............      AA+       Aa2
M-2..............      AA        Aa3
M-3..............      AA-       A2
M-4..............      A+        A3
M-5..............       A       Baa1
M-6..............      A-       Baa2

   A security rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by any of the rating agencies. The ratings set forth above do not take into account the existence of the interest rate corridor agreements.

                                  RISK FACTORS

   THE OFFERED CERTIFICATES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, YOU SHOULD NOT PURCHASE ANY CLASS OF OFFERED CERTIFICATES UNLESS YOU UNDERSTAND AND ARE ABLE TO BEAR THE PREPAYMENT, CREDIT, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THAT CLASS.

   THE OFFERED CERTIFICATES ARE COMPLEX SECURITIES AND IT IS IMPORTANT THAT YOU POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN THE CONTEXT OF YOUR FINANCIAL SITUATION.

   ALL PERCENTAGES OF MORTGAGE LOANS IN THIS "RISK FACTORS" SECTION ARE BASED ON THE SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE OF NOVEMBER 1, 2005.

Less Stringent Underwriting Standards   The mortgage loans were made, in part,
and the Resultant Potential for         to borrowers who, for one reason or
Delinquencies on the Mortgage Loans     another, are not able, or do not wish,
Could Lead to Losses on Your            to obtain financing from traditional
Certificates                            sources. These mortgage loans may be
                                        considered to be of a riskier nature
                                        than mortgage loans made by traditional
                                        sources of financing, so that the
                                        holders of the certificates may be
                                        deemed to be at greater risk of loss
                                        than if the mortgage loans were made to
                                        other types of borrowers.

                                        The underwriting standards used in the
                                        origination of the mortgage loans held
                                        by the trust are generally less
                                        stringent than those of Fannie Mae or
                                        Freddie Mac with respect to a borrower's credit history and in certain other respects. Mortgage loan borrowers may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Geographic Concentration of the         Different geographic regions of the
Mortgage Loans in Particular            United States from time to time will
Jurisdictions May Result in Greater     experience weaker regional economic
Losses If Those Jurisdictions           conditions and housing markets, and,
Experience Economic Downturns           consequently, may experience higher
                                        rates of loss and delinquency on
                                        mortgage loans generally. Any
                                        concentration of the mortgage loans in a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this region of the country would more greatly affect the pool than if the pool were more diversified.

                                        In particular, the following approximate percentages of mortgage loans were secured by mortgaged properties located in the following states:

                                        All Mortgage Loans


                                               California           New York            Florida          Maryland
                                               ----------           --------            -------          --------
                                                 48.02%               5.94%              5.77%             5.15%

                                        Group I Mortgage Loans

                                               California            Florida            New York          Maryland
                                               ----------            -------            --------          --------
                                                37.54%                7.03%               7.00%             6.41%

                                        Group II Mortgage Loans

                                               California
                                               ----------
                                                57.41%

                                        Because of the relative geographic
                                        concentration of the mortgaged
                                        properties within the certain states,
                                        losses on the mortgage loans may be
                                        higher than would be the case if the
                                        mortgaged properties were more
                                        geographically diversified. For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, floods, fires and other natural disasters and major civil disturbances, than residential properties located in other parts of the country.

                                        As of the cut-off date, approximately
                                        [____]% of the mortgage loans are
                                        secured by mortgaged properties that are located in areas in Florida, Texas, [Louisiana, Mississippi and Alabama] designated for individual assistance by the Federal Emergency Management Agency, or FEMA, due to Hurricane Wilma, Hurricane Katrina and Hurricane Rita. The Depositor has not been able to determine whether, and the extent to which, any of the mortgaged properties securing these loans have been affected by Hurricane Wilma, Hurricane Katrina and Hurricane Rita. In selecting mortgage loans for inclusion in the trust, the depositor did not include mortgage loans secured by properties in certain of the areas designated by FEMA for individual assistance.

                                        Goldman Sachs Mortgage Company will
                                        represent and warrant, to its knowledge, that as of the closing date, each mortgaged property was not damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the mortgage loan or the use for which the premises were intended. In the event of a material breach of this representation and warranty, determined without regard to whether Goldman Sachs Mortgage Company had knowledge of any such damage, Goldman Sachs Mortgage Company will be required to cure, substitute for or repurchase the affected mortgage loan in the manner and to the extent described in this prospectus supplement. Any such repurchase will have the same effect as a prepayment of a mortgage loan, as further described in this prospectus supplement. Any damage to a property that secures a mortgage loan in the trust occurring after the closing date will not be a breach of this representation and warranty.

                                        Approximately 48.02% of the mortgage
                                        loans are secured by mortgaged
                                        properties that are located in
                                        California. Property in California may
                                        be more susceptible than homes located
                                        in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, mudslides and other natural disasters.

                                        In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments. If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

                                        The concentration of mortgage loans with specific characteristics relating to the types of properties, property characteristics, and geographic location are likely to change over time. Principal payments may affect the concentration levels. Principal payments could include voluntary prepayments and prepayments resulting from casualty or condemnation, defaults and liquidations and from repurchases due to breaches of representations and warranties. Because principal payments on the mortgage loans are payable to the subordinated certificates at a slower rate than principal payments are made to the Class A certificates, the subordinated certificates are more likely to be exposed to any risks associated with changes in concentrations of mortgage loan or property characteristics.

Effect on Yields Caused by              Mortgagors may prepay their mortgage
Prepayments, Defaults and Losses        loans in whole or in part at any time. A
                                        prepayment of a mortgage loan generally
                                        will result in a prepayment on the
                                        certificates. We cannot predict the rate at which mortgagors will repay their mortgage loans. We cannot assure you that the actual prepayment rates of the mortgage loans included in the trust will conform to any historical prepayment rates or any forecasts of prepayment rates described or reflected in any reports or studies relating to pools of mortgage loans similar to the types of mortgage loans included in the trust.

                                        If you purchase your certificates at a
                                        discount and principal is repaid slower
                                        than you anticipate, then your yield may be lower than you anticipate.

                                        If you purchase your certificates at a
                                        premium and principal is repaid faster
                                        than you anticipate, then your yield may be lower than you anticipate.

                                        The rate of prepayments on the mortgage
                                        loans will be sensitive to prevailing
                                        interest rates. Generally, for fixed
                                        rate mortgage loans, if prevailing
                                        interest rates decline significantly
                                        below the interest rates on the fixed
                                        rate mortgage loans, the fixed rate
                                        mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the fixed rate mortgage loans. Conversely, if prevailing interest rates rise significantly, prepayments on the fixed rate mortgage loans may decrease.

                                        The prepayment behavior of the
                                        adjustable rate mortgage loans and of
                                        the fixed rate mortgage loans may
                                        respond to different factors, or may
                                        respond differently to the same factors.
                                        If, at the time of their first
                                        adjustment, the interest rates on any of the adjustable rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing interest rates available to borrowers, the borrowers may prepay their adjustable rate mortgage loans. The adjustable rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

                                        Approximately 65.50% of the group I
                                        mortgage loans and approximately 67.49%
                                        of the group II mortgage loans require
                                        the mortgagor to pay a prepayment
                                        premium in certain instances if the
                                        mortgagor prepays the mortgage loan
                                        during a stated period, which may be
                                        from one year to three years after the
                                        mortgage loan was originated. A
                                        prepayment premium may or may not
                                        discourage a mortgagor from prepaying
                                        the related mortgage loan during the
                                        applicable period.

                                        WMC Mortgage Corp. or Goldman Sachs
                                        Mortgage Company may be required to
                                        purchase mortgage loans from the trust
                                        in the event certain breaches of their
                                        respective representations and
                                        warranties occur and have not been
                                        cured. These purchases will have the
                                        same effect on the holders of the LIBOR
                                        certificates as a prepayment of those
                                        mortgage loans.

                                        The servicer may purchase all of the
                                        mortgage loans and terminate the trust
                                        on any distribution date when the
                                        aggregate stated principal balance of
                                        the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of all of the mortgage loans as of the cut-off date.

                                        If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

                                        As a result of the absorption of
                                        realized losses on the mortgage loans by excess interest and overcollateralization as described in this prospectus supplement, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the liquidations, will result in an earlier return of principal to the LIBOR certificates and will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.

                                        The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the LIBOR certificates then entitled to principal distributions at any time that the overcollateralization provided by the mortgage loan pool falls below the required level. An earlier return of principal to the holders of the LIBOR certificates as a result of the overcollateralization provisions will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.

                                        The multiple class structure of the
                                        LIBOR certificates causes the yield of
                                        certain classes of the LIBOR
                                        certificates to be particularly
                                        sensitive to changes in the rates of
                                        prepayments of mortgage loans. Because
                                        distributions of principal will be made
                                        to the classes of LIBOR certificates
                                        according to the priorities described in this prospectus supplement, the yield to maturity on those classes of LIBOR certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. In particular, the subordinated certificates (i.e., the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1,

                                        Class B-2 and Class B-3 certificates) do not receive any portion of the amount of principal payable to the LIBOR certificates prior to the distribution date in January 2009 unless the aggregate certificate principal balance of the Class A certificates has been reduced to zero. Thereafter, subject to the loss and delinquency performance of the mortgage loan pool, the subordinated certificates may continue to receive no portion of the amount of principal then payable to the LIBOR certificates unless the aggregate certificate principal balance of the Class A certificates has been reduced to zero. The weighted average lives of the subordinated certificates will therefore be longer than would otherwise be the case.

                                        The value of your certificates may be
                                        reduced if the rate of default or the
                                        amount of losses is higher than
                                        expected.

                                        If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered in the future. This would probably reduce the value of those certificates. No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.

                                        Newly originated mortgage loans may be
                                        more likely to default, which may cause
                                        losses on the offered certificates.

                                        Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. Substantially all of the mortgage loans have been originated within the 12 months prior to their sale to the trust. As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

                                        The credit enhancement features may be
                                        inadequate to provide protection for the LIBOR certificates.

                                        The credit enhancement features
                                        described in this prospectus supplement
                                        are intended to enhance the likelihood
                                        that holders of the Class A
                                        certificates, and to a limited extent,
                                        the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 certificates, and, to a lesser degree, the Class B-1, Class B-2 and Class B-3 certificates, will receive regular payments of interest and principal. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.

                                        If substantial losses occur as a result
                                        of defaults and delinquent payments on
                                        the mortgage loans, you may suffer
                                        losses, even if you own Class A
                                        certificates.

Interest Generated by the Mortgage      The weighted average of the interest
Loans May Be Insufficient to Maintain   rates on the mortgage loans is expected
the Required Level of                   to be higher than the pass-through rates
Overcollateralization                   on the LIBOR certificates. The mortgage
                                        loans are expected to generate more
                                        interest than is needed to pay interest
                                        owed on the LIBOR certificates and to
                                        pay certain fees and expenses of the
                                        trust. Any remaining interest generated
                                        by the mortgage loans will then be used
                                        to absorb losses that occur on the
                                        mortgage loans. After these financial
                                        obligations of the trust are covered,
                                        the available excess interest generated
                                        by the mortgage loans will be used to
                                        maintain overcollateralization at the
                                        required level determined as provided in the pooling and servicing agreement. We cannot assure you, however, that enough excess interest will be generated to absorb losses or to maintain the required level of overcollateralization.
                                        The factors described below, as well as
                                        the factors described in the next Risk
                                        Factor, will affect the amount of excess interest that is available to maintain the required level of overcollateralization.

                                        Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest. In the event of a partial prepayment, the mortgage loan will be generating less interest.

                                        Every time a mortgage loan is liquidated or written off, excess interest may be reduced because those mortgage loans will no longer be outstanding and generating interest.

                                        If the rates of delinquencies, defaults
                                        or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the LIBOR certificates.

                                        All of the adjustable rate mortgage
                                        loans have interest rates that adjust
                                        based on an index that is different from the index used to determine the pass-through rates on the LIBOR certificates, and the fixed rate mortgage loans have interest rates that do not adjust. In addition, the first adjustment of the interest rates for approximately 0.18% of the adjustable rate mortgage loans will not occur until six months after the date of origination. The first adjustment of the interest rates for approximately 74.09% of the adjustable rate mortgage loans will not occur until two years after the date of origination. The first adjustment of the interest rates for approximately 4.21% of the adjustable rate mortgage loans will not occur until five to ten years after the date of origination. The first adjustment of the interest rates for approximately 3.71% will not occur until four years and one month after the date of origination. See "The Mortgage Loan Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

                                        As a result, the pass-through rates on
                                        the LIBOR certificates may increase
                                        relative to the weighted average of the
                                        interest rates on the mortgage loans, or the pass-through rates on the LIBOR certificates may remain constant as the weighted average of the interest rates on the mortgage loans declines. In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the LIBOR certificates. The pass-through rates on the LIBOR certificates cannot exceed the weighted average net interest rate of the mortgage loan pool, less fees and expenses.

                                        If prepayments, defaults and
                                        liquidations occur more rapidly on the
                                        mortgage loans with relatively higher
                                        interest rates than on the mortgage
                                        loans with relatively lower interest
                                        rates, the amount of excess interest
                                        generated by the mortgage loans will be
                                        less than would otherwise be the case.

                                        Investors in the LIBOR certificates, and particularly the subordinated certificates, should consider the risk that the overcollateralization may not be sufficient to protect your certificates from losses.

Effect of Mortgage Rates and Other      The LIBOR certificates accrue interest
Factors on the Pass-Through Rates of    at pass-through rates based on the
the Offered Certificates                one-month LIBOR index plus specified
                                        margins, but are subject to certain
                                        limitations. Those limitations on the
                                        pass-through rates for the LIBOR
                                        certificates are based, in part, on the
                                        weighted average of the net interest
                                        rates on the mortgage loans, and, in the case of the Class A certificates, the mortgage loans in the applicable loan group, net of certain fees of the trust.

                                        A variety of factors, in addition to
                                        those described in the previous Risk
                                        Factor, could limit the pass-through
                                        rates and adversely affect the yield to
                                        maturity on the LIBOR certificates. Some of these factors are described below:

                                        The interest rates on the fixed rate
                                        mortgage loans will not adjust, and the
                                        interest rates on the adjustable rate
                                        mortgage loans are based on a six-month
                                        LIBOR index. All of the adjustable rate
                                        mortgage loans have periodic and maximum limitations on adjustments to their interest rates and most of the adjustable rate mortgage loans will have the first adjustment to their mortgage rates two years or three years after the origination of those mortgage loans. As a result of the limit on the pass-through rates on the LIBOR certificates, those LIBOR certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

                                        The six-month LIBOR index may change at
                                        different times and in different amounts than one-month LIBOR. As a result, it is possible that interest rates on certain of the adjustable rate mortgage loans may decline while the pass-through rates on the LIBOR certificates are stable or rising. It is also possible that the interest rates on the adjustable rate mortgage loans and the pass-through rates for the LIBOR certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

                                        The pass-through rates for the LIBOR
                                        certificates adjust monthly and are
                                        subject to maximum interest rate caps
                                        while the interest rates on most of the
                                        adjustable rate mortgage loans adjust
                                        less frequently and the interest rates
                                        on the fixed rate mortgage loans do not
                                        adjust. Consequently, the limit on the
                                        pass-through rates for the LIBOR
                                        certificates may limit increases in the
                                        pass-through rates for those classes for extended periods in a rising interest rate environment.

                                        If prepayments, defaults and
                                        liquidations occur more rapidly on the
                                        mortgage loans with relatively higher
                                        interest rates than on the mortgage
                                        loans with relatively lower interest
                                        rates, the pass-through rates on the
                                        LIBOR certificates are more likely to be limited.

                                        If the pass-through rates on the LIBOR
                                        certificates are limited for any
                                        distribution date due to a cap based on
                                        the weighted average net interest rates
                                        of the mortgage loans, the resulting
                                        interest shortfalls may be recovered by
                                        the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on that distribution date or future distribution dates there are available funds remaining after certain other distributions on the LIBOR certificates and the payment of certain fees and expenses of the trust. These interest shortfalls suffered by the LIBOR certificates may also be covered by amounts payable under the interest rate corridor agreements. However, we cannot assure you that these funds will be sufficient to fully cover these shortfalls.

Prepayments on the Mortgage Loans       When a voluntary principal prepayment is
Could Lead to Shortfalls in the         made by the mortgagor on a mortgage loan
Distribution of Interest on Your        (excluding any payments made upon
Certificates                            liquidation of any mortgage loan), the
                                        mortgagor is charged interest on the
                                        amount of prepaid principal only up to
                                        the date of the prepayment, instead of
                                        for a full month. However, principal
                                        prepayments will only be passed through
                                        to the holders of the certificates once
                                        a month on the distribution date which
                                        follows the prepayment period in which
                                        the prepayment was received by the
                                        servicer. The servicer is obligated to
                                        pay an amount without any right of
                                        reimbursement, for those shortfalls in
                                        interest collections payable on the
                                        certificates that are attributable to
                                        the difference between the interest paid by a mortgagor in connection with certain voluntary principal prepayments in full and thirty days' interest on the prepaid mortgage loan, but only to the extent of one-half of the monthly servicing fee for the related distribution date.

                                        If the servicer fails to make such
                                        compensating interest payments or the
                                        shortfall exceeds one-half of the
                                        monthly servicing fee for the related
                                        distribution date, there will be fewer
                                        funds available for the distribution of
                                        interest on the certificates. In
                                        addition, no compensating interest
                                        payments will be available to cover
                                        prepayment interest shortfalls resulting from partial prepayments or involuntary prepayments (such as liquidation of a defaulted mortgage loan). Such shortfalls of interest, if they result in the inability of the trust to pay the full amount of the current interest on the certificates, will result in a reduction of the yield on your certificates.

Risks Relating to Subordination of      The Class A-1B certificates are entitled
the Class A-1B Certificates to the      to receive distributions of interest and
Class A-1A Certificates                 principal concurrently with the Class
                                        A-1A certificates on a pro rata basis,
                                        and the Class A-1B certificates are
                                        supported by the subordination of the
                                        Class M-1, Class M-2, Class M-3, Class
                                        M-4, Class M-5, Class M-6, Class B-1,
                                        Class B-2 and Class B-3 certificates.
                                        However, the Class A-1B certificates
                                        will not receive any principal
                                        distributions until the certificate
                                        principal balance of the Class A-1A
                                        certificates has been reduced to zero in the following circumstances:


                                        o   if before the 25th distribution
                                            date, the aggregate amount of losses
                                            suffered by the total mortgage loans
                                            from the cut-off date through the
                                            last day of the related prepayment
                                            period exceeds 1.40% of the
                                            aggregate scheduled principal
                                            balance of the mortgage loans as of
                                            the cut-off date; or

                                        o   if, on or after the 25th
                                            distribution date, delinquencies
                                            and/or losses with respect to all of
                                            the mortgage loans exceed certain
                                            levels further described in this
                                            prospectus supplement.

                                        The allocation described above will
                                        increase the risk that shortfalls in
                                        principal on the group I mortgage loans
                                        will be borne by the Class A-1B
                                        certificates. If such shortfalls are
                                        borne by the Class A-1B certificates,
                                        the yield to investors in those
                                        certificates will be adversely affected.

Additional Risks Associated with the    The weighted average lives of, and the
Subordinated Certificates               yields to maturity on, the Class M-1,
                                        Class M-2, Class M-3, Class M-4, Class
                                        M-5, Class M-6, Class B-1, Class B-2 and
                                        Class B-3 certificates will be
                                        progressively more sensitive, in that
                                        order, to the rate and timing of
                                        mortgagor defaults and the severity of
                                        ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity.
                                        Realized losses on the mortgage loans,
                                        to the extent they exceed the amount of
                                        excess interest and
                                        overcollateralization following
                                        distributions of principal on the
                                        related distribution date, will reduce
                                        the certificate principal balance of the Class B-3, Class B-2, Class B-1, Class
                                        M-6, Class M-5, Class M-4, Class M-3,
                                        Class M-2 and Class M-1 certificates, in that order. As a result of such reductions, less interest will accrue on such class of certificates than would otherwise be the case.

                                        Once a realized loss on a mortgage loan
                                        is allocated to a certificate, no
                                        principal or interest will be
                                        distributable with respect to such
                                        written down amount and the holder of
                                        the certificate will not be entitled to
                                        reimbursements for such lost interest or principal even if funds are available for reimbursement, except to the extent of any subsequent recoveries received on liquidated mortgage loans after they have been liquidated. Any such funds will be allocated to the Class X certificates to the extent provided in the pooling and servicing agreement.

                                        Unless the aggregate certificate
                                        principal balances of the Class A
                                        certificates have been reduced to zero,
                                        the subordinated certificates will not
                                        be entitled to any principal
                                        distributions until January 2009 or a
                                        later date as described in this
                                        prospectus supplement, or during any
                                        period in which delinquencies or
                                        cumulative losses on the mortgage loans
                                        exceed certain levels. As a result, the
                                        weighted average lives of the
                                        subordinated certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the subordinated certificates, the holders of those certificates have a greater risk of suffering a loss on their investments. Further, because those certificates might not receive any principal if certain delinquency levels occur, it is possible for those certificates to receive no principal distributions even if no losses have occurred on the mortgage loan pool.

                                        In addition, the multiple class
                                        structure of the subordinated
                                        certificates causes the yield of those
                                        classes to be particularly sensitive to
                                        changes in the rates of prepayment of
                                        the mortgage loans. Because
                                        distributions of principal will be made
                                        to the holders of those certificates
                                        according to the priorities described in this prospectus supplement, the yield to maturity on the subordinated certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. The yield to maturity on the subordinated certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest, the Class X certificates or a class of subordinated certificates with a lower payment priority. Furthermore, as described in this prospectus supplement, the timing of receipt of principal and interest by the subordinated certificates may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

                                        Finally, the effect on the market value
                                        of the subordinated certificates of
                                        changes in market interest rates or
                                        market yields for similar securities may be greater than for the Class A certificates.

Delay in Receipt of Liquidation         Substantial delays could be encountered
Proceeds; Liquidation Proceeds May Be   in connection with the liquidation of
Less Than the Mortgage Loan Balance     delinquent mortgage loans. Further,
                                        reimbursement of advances made on a
                                        mortgage loan, liquidation expenses such as legal fees, real estate taxes, hazard insurance and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable on the certificates. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements described in this prospectus supplement are insufficient to cover the loss.

High Loan-to-Value Ratios or Combined   Mortgage loans with higher original
Loan-to-Value Ratios Increase Risk of   loan-to-value ratios or combined
Loss                                    loan-to-value ratios may present a
                                        greater risk of loss than mortgage loans with original loan-to-value ratios or combined loan-to-value ratios of 80% or below. Approximately 21.23% of the group
                                        I mortgage loans and approximately
                                        25.82% of the group II mortgage loans
                                        had original loan-to-value ratios
                                        greater than 80%, and approximately
                                        29.94% of the group I mortgage loans and approximately 38.66% of the group II mortgage loans had combined original loan-to-value ratios greater than 80%, each as calculated as described under "The Mortgage Loan Pool--General" in this prospectus supplement.

                                        Additionally, the determination of the
                                        value of a mortgaged property used in
                                        the calculation of the loan-to-value
                                        ratios or combined loan-to-value ratios
                                        of the mortgage loans may differ from
                                        the appraised value of such mortgaged
                                        properties if current appraisals were
                                        obtained.

Some of the Mortgage Loans Have an      Approximately 11.09% of the group I
Initial Interest-Only Period, Which     mortgage loans and approximately 18.39%
May Result in Increased Delinquencies   of the group II mortgage loans have an
and Losses                              initial interest-only period of up to
                                        five years. Approximately 0.44% of the
                                        group I mortgage loans have an initial
                                        interest-only period of up to ten years.
                                        Approximately 1.42% of the group II
                                        mortgage loans have an initial
                                        interest-only period of up to ten years.
                                        During this period, the payment made by
                                        the related mortgagor will be less than
                                        it would be if the principal of the
                                        mortgage loan was required to amortize.
                                        In addition, the mortgage loan principal balance will not be reduced because there will be no scheduled monthly payments of principal during this period. As a result, no principal payments will be made on the LIBOR certificates with respect to these mortgage loans during their interest-only period unless there is a principal prepayment.

                                        After the initial interest-only period,
                                        the scheduled monthly payment on these
                                        mortgage loans will increase, which may
                                        result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of there being no principal amortization during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by the applicable credit enhancement described in this prospectus supplement, will be allocated to the LIBOR certificates in reverse order of seniority.

                                        The use of mortgage loans with an
                                        initial interest-only period has
                                        recently increased in popularity in the
                                        mortgage marketplace, but historical
                                        performance data for interest-only
                                        mortgage loans is limited as compared to performance data for mortgage loans that amortize from origination. The performance of interest-only mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, there may be a higher expectation by these mortgagors of refinancing their mortgage loans with a new mortgage loan, in particular, one with an initial interest-only period, which may result in higher or lower prepayment speeds than would otherwise be the case. In addition, the failure by the related mortgagor to build equity in the mortgaged property may affect the delinquency, loss and prepayment experience with respect to these mortgage loans.

A Portion of the Mortgage Loans Are     Approximately 8.71% of the group I
Secured by Subordinate Mortgages; In    mortgage loans and approximately 12.87%
the Event of a Default, These           of the group II mortgage loans are
Mortgage Loans Are More Likely to       secured by second lien mortgages which
Experience Losses                       are subordinate to the rights of the
                                        holder of the related senior mortgages.
                                        As a result, the proceeds from any
                                        liquidation, insurance or condemnation
                                        proceedings will be available to satisfy the principal balance of the mortgage loan only to the extent that the claims, if any, of each related senior mortgagee are satisfied in full, including any related foreclosure costs. In addition, a holder of a subordinate or junior mortgage may not foreclose on the mortgaged property securing such mortgage unless it either pays the entire amount of the senior mortgages to the mortgagees at or prior to the foreclosure sale or undertakes the obligation to make payments on each senior mortgage in the event of a default under the mortgage. The trust will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.

                                        An overall decline in the residential
                                        real estate markets could adversely
                                        affect the values of the mortgaged
                                        properties and cause the outstanding
                                        principal balances of the second lien
                                        mortgage loans, together with the senior mortgage loans secured by the same mortgaged properties, to equal or exceed the value of the mortgaged properties. This type of a decline would adversely affect the position of a second mortgagee before having the same effect on the related first mortgagee. A rise in interest rates over a period of time and the general condition of a mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. This type of increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the second lien mortgage loan after satisfaction of any senior liens. In circumstances where the servicer determines that it would be uneconomical to foreclose on the related mortgaged property, the servicer may write off the entire outstanding principal balance of the related second lien mortgage loan as bad debt.

Payments in Full of a Balloon Loan      Approximately 47.69% of the group I
Depend on the Borrower's Ability to     mortgage loans and approximately 51.32%
Refinance the Balloon Loan or Sell      of the group II mortgage loans as of the
the Mortgaged Property                  statistical calculation date will not be
                                        fully amortizing over their terms to
                                        maturity and, thus, will require
                                        substantial principal payments, i.e.,
                                        balloon payments, at their stated
                                        maturity. Mortgage loans with balloon
                                        payments involve a greater degree of
                                        risk because the ability of a borrower
                                        to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related mortgaged property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including:

                                        o   the level of available interest
                                            rates at the time of sale or
                                            refinancing;

                                        o   the borrower's equity in the related
                                            mortgaged property;

                                        o   the financial condition of the
                                            mortgagor;

                                        o   tax laws;

                                        o   prevailing general economic
                                            conditions; and

                                        o   the availability of credit for
                                            single family real properties
                                            generally.

Violation of Various Federal, State     There has been an increased focus by
and Local Laws May Result in Losses     state and federal banking regulatory
on the Mortgage Loans                   agencies, state attorneys general
                                        offices, the Federal Trade Commission,
                                        the U.S. Department of Justice, the U.S.
                                        Department of Housing and Urban
                                        Development and state and local
                                        governmental authorities on certain
                                        lending practices by some companies in
                                        the subprime industry, sometimes
                                        referred to as "predatory lending"
                                        practices. Sanctions have been imposed
                                        by state, local and federal governmental agencies for practices including, but not limited to, charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants and failing to adequately disclose the material terms of loans to the borrowers.

                                        Applicable state and local laws
                                        generally regulate interest rates and
                                        other charges, require certain
                                        disclosure, impact closing practices,
                                        and require licensing of originators. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

                                        The mortgage loans are also subject to
                                        federal laws, including:

                                        o   the Federal Truth in Lending Act and
                                            Regulation Z promulgated under that
                                            Act, which require certain
                                            disclosures to the mortgagors
                                            regarding the terms of the mortgage
                                            loans;

                                        o   the Equal Credit Opportunity Act and
                                            Regulation B promulgated under that
                                            Act, which prohibit discrimination
                                            on the basis of age, race, color,
                                            sex, religion, marital status,
                                            national origin, receipt of public
                                            assistance or the exercise of any
                                            right under the Consumer Credit
                                            Protection Act, in the extension of
                                            credit; and

                                        o   the Fair Credit Reporting Act, which
                                            regulates the use and reporting of
                                            information related to the
                                            mortgagor's credit experience.

                                        Violations of certain provisions of
                                        these federal, state and local laws may
                                        limit the ability of the servicer to
                                        collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the trust to damages and administrative enforcement (including disgorgement of prior interest and fees paid). In particular, an originator's failure to comply with certain requirements of federal and state laws could subject the trust (and other assignees of the mortgage loans) to monetary penalties, and result in the obligors' rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

                                        WMC Mortgage Corp. will represent with
                                        respect to each mortgage loan that such
                                        mortgage loan is in compliance with
                                        applicable federal, state and local laws and regulations. In addition, WMC Mortgage Corp. will also represent that none of those mortgage loans are classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, or (b) a "high cost home," "threshold," "covered," (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home," "predatory" or similar loan under any other applicable state, federal or local law. In the event of a breach of any of such representations, WMC Mortgage Corp. will be obligated to cure such breach or repurchase or, for a limited period of time, replace the affected mortgage loan, in the manner and to the extent described in this prospectus supplement.

WMC Mortgage Corp. May Not Be Able to   WMC Mortgage Corp. will make various
Repurchase Defective Mortgage Loans     representations and warranties related
                                        to the mortgage loans. Those
                                        representations are summarized in
                                        "Description of the
                                        Certificates--Representations and
                                        Warranties Relating to the Mortgage
                                        Loans" in this prospectus supplement.

                                        If WMC Mortgage Corp. fails to cure a
                                        material breach of its representations
                                        and warranties with respect to any
                                        mortgage loan in a timely manner, then
                                        WMC Mortgage Corp. would be required to
                                        repurchase or substitute for the
                                        defective mortgage loan. It is possible
                                        that WMC Mortgage Corp. may not be
                                        capable of repurchasing or substituting
                                        any defective mortgage loans, for
                                        financial or other reasons. The
                                        inability of WMC Mortgage Corp. to
                                        repurchase or substitute for defective
                                        mortgage loans would likely cause the
                                        mortgage loans to experience higher
                                        rates of delinquencies, defaults and
                                        losses. As a
                                        result, shortfalls in the distributions
                                        due on the certificates could occur.

The Interest Rate Corridor Agreements   The assets of the trust include three
Are Subject to Counterparty Risk        interest rate corridor agreements that
                                        will require the corridor agreement
                                        provider to make certain payments for
                                        the benefit of the holders of the LIBOR
                                        certificates. To the extent that
                                        payments on the LIBOR certificates
                                        depend in part on payments to be
                                        received by the trustee under the
                                        interest rate corridor agreements, the
                                        ability of the trustee to make those
                                        payments on those certificates will be
                                        subject to the credit risk of the
                                        guarantor of the corridor agreement
                                        provider.

External Events May Increase the Risk   In response to previously executed and
of Loss on the Mortgage Loans           threatened terrorist attacks in the
                                        United States and foreign countries, the United States has initiated military operations and has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase.
                                        To the extent that a member of the
                                        military, or a member of the armed
                                        forces reserves or National Guard who
                                        are called to active duty, is a
                                        mortgagor of a mortgage loan in the
                                        trust, the interest rate limitation of
                                        the Servicemembers Civil Relief Act and
                                        any comparable state law, will apply.
                                        Substantially all of the mortgage loans
                                        have mortgage interest rates which
                                        exceed such limitation, if applicable.
                                        This may result in interest shortfalls
                                        on the mortgage loans, which, in turn
                                        will be allocated ratably in reduction
                                        of accrued interest on all classes of
                                        offered certificates, irrespective of
                                        the availability of excess cash flow or
                                        other credit enhancement. None of the
                                        depositor, the underwriter, Goldman
                                        Sachs Mortgage Company, WMC Mortgage
                                        Corp., the servicer, the trustee or any
                                        other person has taken any action to
                                        determine whether any of the mortgage
                                        loans would be affected by such interest rate limitation. See "Legal Aspects of the Mortgage Loans--Servicemembers Civil
                                        Relief Act and the California Military
                                        and Veterans Code" in the prospectus.

The Certificates Are Obligations of     The certificates will not represent an
the Trust Only                          interest in or obligation of the
                                        depositor, the underwriter, Goldman
                                        Sachs Mortgage Company, the servicer,
                                        WMC Mortgage Corp., the trustee or any
                                        of their respective affiliates. Neither
                                        the LIBOR certificates nor the
                                        underlying mortgage loans will be
                                        guaranteed or insured by any
                                        governmental agency or instrumentality
                                        or by the depositor, Goldman Sachs
                                        Mortgage Company, the servicer, the
                                        trustee or any of their respective
                                        affiliates. Proceeds of the assets
                                        included in the trust will be the sole
                                        source of payments on the LIBOR
                                        certificates, and there will be no
                                        recourse to the depositor, the
                                        underwriter, Goldman Sachs Mortgage
                                        Company, the servicer, WMC Mortgage
                                        Corp., the trustee or any other person
                                        in the event that such proceeds are
                                        insufficient or otherwise unavailable to make all payments provided for under the LIBOR certificates.

Your Investment May Not Be Liquid       The underwriter intends to make a
                                        secondary market in the offered
                                        certificates, but it will have no
                                        obligation to do so. We cannot assure
                                        you that such a secondary market will
                                        develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

                                        The secondary markets for asset-backed
                                        securities have experienced
                                        periods of illiquidity and can be
                                        expected to do so in the future.
                                        Illiquidity can have a severely adverse
                                        effect on the prices of securities that
                                        are especially sensitive to prepayment,
                                        credit, or interest rate risk, or that
                                        have been structured to meet the
                                        investment requirements of limited
                                        categories of investors. The offered
                                        certificates will not constitute
                                        "mortgage related securities" for
                                        purposes of the Secondary Mortgage
                                        Market Enhancement Act of 1984, as
                                        amended. Accordingly, many institutions
                                        that lack the legal authority to invest
                                        in securities that do not constitute
                                        "mortgage related securities" will not
                                        be able to invest in the offered
                                        certificates, thereby limiting the
                                        market for those certificates. If your
                                        investment activities are subject to
                                        legal investment laws and regulations,
                                        regulatory capital requirements, or
                                        review by regulatory authorities, then
                                        you may be subject to restrictions on
                                        investment in the offered certificates.
                                        You should consult your own legal
                                        advisors for assistance in determining
                                        the suitability of and consequences to
                                        you of the purchase, ownership, and sale of those certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

The Ratings on Your Certificates        Each rating agency rating the offered
Could Be Reduced or Withdrawn           certificates may change or withdraw its
                                        initial ratings at any time in the
                                        future if, in its judgment,
                                        circumstances warrant a change. No
                                        person is obligated to maintain the
                                        ratings at their initial levels. If a
                                        rating agency reduces or withdraws its
                                        rating on one or more classes of the
                                        offered certificates, the liquidity and
                                        market value of the affected
                                        certificates is likely to be reduced.

The Offered Certificates May Not Be     The offered certificates are not
Suitable Investments                    suitable investments for any investor
                                        that requires a regular or predictable
                                        schedule of monthly payments or payment
                                        on any specific date. The offered
                                        certificates are complex investments
                                        that should be considered only by
                                        investors who, either alone or with
                                        their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

Conflicts of Interest between the       The servicer or an affiliate of the
Servicer and the Trust                  servicer will initially own all or a
                                        portion of the Class B-1, Class B-2,
                                        Class B-3, Class X, Class P, Class R-1
                                        and Class R-2 certificates. The timing
                                        of mortgage loan foreclosures and sales
                                        of the related mortgaged properties,
                                        which will be under the control of the
                                        servicer, may affect the weighted
                                        average lives and yields of the offered
                                        certificates. Although the servicing
                                        standard in the pooling and servicing
                                        agreement will obligate the servicer to
                                        service the mortgage loans without
                                        regard to the ownership or non-ownership of any certificates by the servicer or any of its affiliates, you should consider the possibility that the timing of such foreclosures or sales may not be in the best interests of all certificateholders. You should also consider that, other than the general servicing standard described above, no specific guidelines will be set forth in the pooling and servicing agreement to resolve or minimize potential conflicts of interest of this sort.

The Recording of the Mortgages in the   The mortgages or assignments of mortgage
Name of MERS May Affect the Yield on    for some of the mortgage loans have been
the Certificates                        recorded in the name of Mortgage
                                        Electronic Registration Systems, Inc.,
                                        or MERS, solely as nominee for the
                                        originator and its successors and
                                        assigns, including the trust. Subsequent assignments of those mortgages are registered electronically through the
                                        MERS system. However, if MERS
                                        discontinues the MERS system and it
                                        becomes necessary to record an
                                        assignment of mortgage to the trustee,
                                        any related expenses will be paid by the trust and will reduce the amount available to make distributions on the certificates.

                                        The recording of mortgages in the name
                                        of MERS is a relatively new practice in
                                        the mortgage lending industry. Public
                                        recording officers and others may have
                                        limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged properties could result. Those delays and the additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the mortgage loans. In that regard, a Florida court recently ruled that MERS lacked standing to pursue foreclosure proceedings on behalf of the beneficial owners of several mortgage notes who were not named parties to the proceedings.

                              TRANSACTION OVERVIEW

Parties

   The Depositor. GS Mortgage Securities Corp., a Delaware corporation. The principal executive office of the depositor is located at 85 Broad Street, New York, New York 10004, and its telephone number is (212) 902-1000. The depositor is an affiliate of Goldman Sachs & Co., the underwriter, and Goldman Sachs Mortgage Company.

   Goldman Sachs Mortgage Company. Goldman Sachs Mortgage Company, a New York limited partnership, and an affiliate of the depositor ("GSMC") and the underwriter. The principal executive office of Goldman Sachs Mortgage Company is located at 85 Broad Street, New York, New York 10004, and its telephone number is (212) 902-1000.

   The Responsible Party. WMC Mortgage Corp., a California corporation ("WMC"). The principal executive office of the responsible party is located at 3100 Thornton Avenue, Burbank, California 91504, and its telephone number is (800) 736-5000. See "The Mortgage Loan Pool--Underwriting Guidelines" in this prospectus supplement.

   The Servicer. Litton Loan Servicing LP, a Delaware limited partnership ("Litton"). The principal executive office of Litton is located at 4828 Loop Central Drive, Houston, Texas 77081, and its telephone number is (713) 960-9676. See "The Servicer" in this prospectus supplement.

   The Trustee. Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration GS05W3, and its telephone number is (714) 247-6000. For a description of the trustee, see "The Trustee" in this prospectus supplement.

   The Custodian. Wells Fargo Bank, N.A., a national banking association. The principal executive office of Wells Fargo Bank, N.A. is located at 1015 10th Avenue SE, Minneapolis, Minnesota 55414, and its telephone number is
(612) 667-1117.

   The Rating Agencies. Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc., will issue ratings with respect to the offered certificates.

The Transaction

   GSAMP Trust 2005-WMC3 will be formed and the certificates will be issued pursuant to the terms of a pooling and servicing agreement, dated as of December 1, 2005, by and among the depositor, the servicer, the custodian and the trustee.

                             THE MORTGAGE LOAN POOL

   The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the scheduled principal balances of the mortgage loans as of the statistical calculation date, which is November 1, 2005. The mortgage loan principal balances that are transferred to the trust will be the scheduled principal balances as of the cut-off date, December 1, 2005. With respect to the mortgage loan pool, some scheduled principal amortization will occur, and some unscheduled principal amortization may occur from the statistical calculation date to the cut-off date and from the cut-off date to the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the statistical calculation date may not be included in the final mortgage loan pool because they may prepay in full prior to the cut-off date, or they may be determined not to meet the eligibility requirements for the final mortgage loan pool. In addition, certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the cut-off date and as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the statistical calculation date as presented in this prospectus supplement, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5% from the statistical calculation pool of mortgage loans described in this prospectus supplement.

General

   The trust will primarily consist of approximately 3,809 conventional, subprime, adjustable and fixed rate, first lien and second lien residential mortgage loans with original terms to maturity from their first scheduled payment due date of not more than 30 years, having an aggregate principal balance of approximately $743,431,210 as of the statistical calculation date. The mortgage loans in the trust were acquired by GSMC from WMC. WMC either originated the mortgage loans or previously acquired the mortgage loans from correspondent lenders.

   The mortgage loans were originated or acquired generally in accordance with the underwriting guidelines described in this prospectus supplement. See "--Underwriting Guidelines" below. In general, because such underwriting guidelines do not conform to Fannie Mae or Freddie Mac guidelines, the mortgage loans are likely to experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten in accordance with Fannie Mae or Freddie Mac guidelines.

   Approximately 1,524 (or 17.81%) of the mortgage loans in the trust are fixed rate mortgage loans and approximately 2,285 (or 82.19%) are adjustable rate mortgage loans, as described in more detail under "--Adjustable Rate Mortgage Loans" below. All of the mortgage loans have scheduled monthly payment due dates on the first day of the month. Interest on the mortgage loans accrues on the basis of a 360-day year consisting of twelve 30-day months.

   All of the mortgage loans are secured by first or second mortgages, deeds of trust or similar security instruments creating first liens or second liens on residential properties consisting of one- to four-family dwelling units, individual condominium units or individual units in planned unit developments.

   Pursuant to its terms, each mortgage loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that mortgage loan or the replacement value of the improvements on the related mortgaged property.

   Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

   Approximately 26.54% of the first lien mortgage loans have original loan-to-value ratios in excess of 80.00%, and approximately 99.87% of the second lien mortgage loans have combined original loan-to-value ratios in excess of 80.00%. The "loan-to-value ratio" or "LTV" of a mortgage loan at any time is generally, unless otherwise specified in the underwriting guidelines described under "--Underwriting Guidelines" below, the ratio of the principal balance of such mortgage loan at the date of determination to (a) in the case of a purchase, the lesser of the sale price of the mortgaged property and its appraised value (as determined pursuant to WMC Mortgage Corp.'s underwriting guidelines) at the time of sale or (b) in the case of a refinancing or modification of a mortgage loan, the appraised value of the mortgaged property at the time of the refinancing or modification. The "combined original loan-to-value ratio" or "CLTV" of a second lien mortgage loan at any time is generally, unless otherwise specified in the underwriting guidelines described under "--Underwriting Guidelines" below, the ratio of the (a) sum of (i) the principal balance of the related first lien mortgage loan, and (ii) the principal balance of the second lien mortgage loan to (b) the lesser of (i) the appraised value of the mortgaged property at the time the second lien mortgage loan is originated, or (ii) the sales price of the mortgaged property at the time of origination. However, in the case of a refinanced mortgage loan, the value is based solely upon the appraisal made at the time of origination of that refinanced mortgage loan.

   None of the mortgage loans are covered by existing primary mortgage insurance policies.

   Approximately 50.39% of the mortgage loans are fully amortizing, and approximately 49.61% of the mortgage loans are balloon mortgage loans.

The Mortgage Loans

   The pool of mortgage loans had the following approximate aggregate characteristics as of the statistical calculation date(1):


                                                             Group I              Group II             Aggregate
                                                       ------------------   -------------------   ------------------
Scheduled Principal Balance:                              $351,273,325         $392,157,885          $743,431,210
Number of Mortgage Loans:                                        2,073                1,736                 3,809
Average Scheduled Principal Balance:                          $169,452             $225,897              $195,178
Weighted Average Gross Interest Rate:                           7.283%               7.349%                7.318%
Weighted Average Net Interest Rate(2):                          6.773%               6.839%                6.808%
Weighted Average Current FICO Score:                               636                  644                   640
Weighted Average Original LTV Ratio:                            74.59%               72.92%                73.71%
Weighted Average Combined Original LTV Ratio (3)                81.56%               83.17%                82.41%
Weighted Average Stated Remaining Term (months):                   342                  335                   338
Weighted Average Seasoning (months):                                 1                    1                     1
Weighted Average Months to Roll(4):                                 25                   26                    25
Weighted Average Gross Margin(4):                                6.32%                6.48%                 6.40%
Weighted Average Initial Rate Cap(4):                            2.99%                3.03%                 3.01%
Weighted Average Periodic Rate Cap(4):                           1.00%                1.00%                 1.00%
Weighted Average Gross Maximum Lifetime Rate(4):                13.48%               13.43%                13.45%

-------------

(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.

(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property.

(4) Represents the weighted average of the adjustable rate mortgage loans only.

   The scheduled principal balances of the mortgage loans range from approximately $14,300 to approximately $1,248,840. The mortgage loans had an average scheduled principal balance of approximately $195,178.

   The weighted average original loan-to-value ratio of the mortgage loans is approximately 73.71%, and approximately 23.65% of the mortgage loans have original loan-to-value ratios exceeding 80.00%.

   The weighted average combined original loan-to-value ratio of the mortgage loans is approximately 82.41%, and approximately 34.54% of the mortgage loans have combined original loan-to-value ratios exceeding 80.00%.

   Approximately 89.10% of the mortgage loans are secured by first liens, and approximately 10.90% of the mortgage loans are secured by second liens.

   Approximately 15.90% of the mortgage loans are interest only for a period of time.

   No more than approximately 0.55% of the mortgage loans are secured by mortgaged properties located in any one zip code area.

   None of the mortgage loans imposes a Prepayment Premium for a term in excess of three years.

   As of the cut-off date, approximately [___]% of the mortgage loans were one payment past due, and approximately [___]% of the mortgage loans were two or more payments past due.

   The tables on Schedule A set forth certain statistical information with respect to the aggregate mortgage loan pool. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group I Mortgage Loans

   The group I mortgage loans had the following approximate aggregate characteristics as of the statistical calculation date(1):

     Scheduled Principal Balance:                                $351,273,325
     Number of Mortgage Loans:                                          2,073
     Average Scheduled Principal Balance:                            $169,452
     Weighted Average Gross Interest Rate:                             7.283%
     Weighted Average Net Interest Rate(2):                            6.773%
     Weighted Average Current FICO Score:                                 636
     Weighted Average Original LTV Ratio:                              74.59%
     Weighted Average Combined Original LTV Ratio (3)                  81.56%
     Weighted Average Stated Remaining Term (months):                     342
     Weighted Average Seasoning (months):                                   1
     Weighted Average Months to Roll(4):                                   25
     Weighted Average Gross Margin(4):                                  6.32%
     Weighted Average Initial Rate Cap(4):                              2.99%
     Weighted Average Periodic Rate Cap(4):                             1.00%
     Weighted Average Gross Maximum Lifetime Rate(4):                  13.48%

-------------

(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.

(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property.

(4) Represents the weighted average of the group I adjustable rate mortgage loans only.

   The scheduled principal balances of the group I mortgage loans range from approximately $23,983 to approximately $679,627. The group I mortgage loans had an average scheduled principal balance of approximately $169,452.

   The weighted average original loan-to-value ratio of the group I mortgage loans is approximately 74.59%, and approximately 21.23% of the group I mortgage loans have original loan-to-value ratios exceeding 80.00%.

   The weighted average combined original loan-to-value ratio of the group I mortgage loans is approximately 81.56%, and approximately 29.93% of the group I mortgage loans have combined original loan-to-value ratios exceeding 80.00%.

   Approximately 91.29% of the group I mortgage loans are secured by first liens, and approximately 8.71% of the group I mortgage loans are secured by second liens.

   Approximately 11.53% of the group I mortgage loans are interest-only for a period of time.

   No more than approximately 0.73% of the group I mortgage loans are secured by mortgaged properties located in any one zip code area.

   None of the group I mortgage loans imposes a Prepayment Premium for a term in excess of three years.

   As of the cut-off date, approximately [_______]% of the group I mortgage loans were one payment past due and none of the group I mortgage loans were two or more payments past due.

   The tables on Schedule A set forth certain statistical information with respect to the group I mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group II Mortgage Loans

   The group II mortgage loans had the following approximate aggregate characteristics as of the statistical calculation date(1):

     Scheduled Principal Balance:                                $392,157,885
     Number of Mortgage Loans:                                          1,736
     Average Scheduled Principal Balance:                            $225,897
     Weighted Average Gross Interest Rate:                             7.349%
     Weighted Average Net Interest Rate(2):                            6.839%
     Weighted Average Current FICO Score:                                 644
     Weighted Average Original LTV Ratio:                              72.92%
     Weighted Average Combined Original LTV Ratio (3)                  83.17%
     Weighted Average Stated Remaining Term (months):                     335
     Weighted Average Seasoning (months):                                   1
     Weighted Average Months to Roll(4):                                   26
     Weighted Average Gross Margin(4):                                  6.48%
     Weighted Average Initial Rate Cap(4):                              3.03%
     Weighted Average Periodic Rate Cap(4):                             1.00%
     Weighted Average Gross Maximum Lifetime Rate(4):                  13.43%

------------

(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.

(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property.

(4) Represents the weighted average of the group II adjustable rate mortgage loans only.

   The scheduled principal balances of the group II mortgage loans range from approximately $14,300 to approximately $1,248,840. The group II mortgage loans had an average scheduled principal balance of approximately $225,897.

   The weighted average original loan-to-value ratio of the group II mortgage loans is approximately 72.92%, and approximately 25.82% of the group II mortgage loans have original loan-to-value ratios exceeding 80.00%.

   The weighted average combined original loan-to-value ratio of the group II mortgage loans is approximately 83.17%, and approximately 38.65% of the group II mortgage loans have combined original loan-to-value ratios exceeding 80.00%.

   Approximately 87.13% of the group II mortgage loans are secured by first liens, and approximately 12.87% of the group II mortgage loans are secured by second liens.

   Approximately 19.81% of the group II mortgage loans are interest-only for a period of time.

   No more than approximately 0.80% of the group II mortgage loans are secured by mortgaged properties located in any one zip code area.

   None of the group II mortgage loans imposes a Prepayment Premium for a term in excess of three years.

   As of the cut-off date, approximately [_______]% of the group II mortgage loans were one payment past due and none of the group II mortgage loans were two or more payments past due.

   The tables on Schedule A set forth certain statistical information with respect to the group II mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

Prepayment Premiums

   Approximately 65.50% of the group 1 mortgage loans and approximately 67.49% of the group II mortgage loans provide for payment by the borrower of a prepayment premium (each, a "Prepayment Premium") in connection with certain full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, ranging from six months to three years from the date of origination of such mortgage loan, or the penalty period, as described in this prospectus supplement. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. No mortgage loan imposes a Prepayment Premium for a term in excess of three years. Prepayment Premiums collected from borrowers will be paid to the holders of the Class P certificates and will not be available for payment to the LIBOR certificates.

   The servicer may waive (or permit a subservicer to waive) a Prepayment Premium in accordance with the pooling and servicing agreement if the waiver would, in the servicer's judgment, maximize recoveries on the related mortgage loan, or the Prepayment Premium is (i) not permitted to be collected by applicable law, or the collection of the Prepayment Premium would be considered "predatory" pursuant to written guidance published by any applicable federal, state or local regulatory authority having jurisdiction over such matters, (ii) the enforceability of such Prepayment Premium is limited (x) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditors' rights or (y) due to acceleration in connection with a foreclosure or other involuntary payment, or (iii) if the Servicer has not been provided with information sufficient to enable it to collect such Prepayment Premium.

Adjustable Rate Mortgage Loans

   All of the adjustable rate mortgage loans provide for semi-annual adjustment of the related interest rate based on the Six-Month LIBOR Loan Index (as described below under "--The Index"), and for corresponding adjustments to the monthly payment amount, in each case on each applicable adjustment date (each such date, an "Adjustment Date"). The first such adjustment for approximately 0.18% of the adjustable rate mortgage loans will occur after an initial period of one year following origination; in the case of approximately 74.09% of the adjustable rate mortgage loans will occur after an initial period of approximately two years following origination; in the case of approximately 4.21% of the adjustable rate mortgage loans, approximately three years following origination; and in the case of 3.71% of the adjustable rate mortgage loans, approximately five to ten years following origination.

   On each Adjustment Date for an adjustable rate mortgage loan, the interest rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8%, of the index and a fixed percentage amount (the "Gross Margin"). However, the interest rate on each such mortgage loan will not increase or decrease by more than a fixed percentage as specified in the related mortgage note (the "Periodic Cap") on any related Adjustment Date, except in the case of the first Adjustment Date, and will not exceed a specified maximum interest rate over the life of the adjustable rate mortgage loan (the "Maximum Rate") or be less than a specified minimum interest rate over the life of the adjustable rate mortgage loan (the "Minimum Rate"). The Periodic Caps for the adjustable rate mortgage loans are:

    o   1.00% for approximately 99.82% of the adjustable rate mortgage loans;
        and

    o   2.00% for approximately 0.18% of the adjustable rate mortgage loans.

   The interest rate generally will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related mortgage note (the "Initial Cap"). The Initial Caps for substantially all of the adjustable rate mortgage loans are:

    o 4.51% - 5.00% for approximately 1.91% of the adjustable rate mortgage loans;

    o 3.51% - 4.00% for approximately 0.01% of the adjustable rate mortgage loans;

    o 2.51%-3.00% for approximately 96.39% of the adjustable rate mortgage loans;

    o 1.51%-2.00% for approximately 0.02% of the adjustable rate mortgage loans;

    o 1.01%-1.50% for approximately 1.08% of the adjustable rate mortgage loans; and

    o 0.51%-1.00% for approximately 0.58% of the adjustable rate mortgage loans.

   Effective with the first monthly payment due on each adjustable rate mortgage loan (other than any adjustable rate mortgage loans that are balloon mortgage loans) after each related Adjustment Date, or, with respect to the adjustable rate interest-only mortgage loans, following the interest-only period, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related adjustable rate mortgage loan over its remaining term, and pay interest at the interest rate as so adjusted. Due to the application of the Initial Caps, Periodic Caps and Maximum Rates, the interest rate on each such adjustable rate mortgage loan, as adjusted on any related Adjustment Date, may be less than the sum of the applicable Index and the related Gross Margin, rounded as described in this prospectus supplement. See "--The Index" below. The adjustable rate mortgage loans generally do not permit the related borrowers to convert their adjustable interest rate to a fixed interest rate.

The Index

   The Index used in determining the interest rates of the adjustable rate mortgage loans is the average of the interbank offered rates for six month United States dollar deposits in the London market, calculated as provided in the related mortgage note (the "Six-Month LIBOR Loan Index") and as most recently available either as of (1) the first business day occurring in a specified period of time prior to such Adjustment Date, (2) the first business day of the month preceding the month of such Adjustment Date or (3) the last business day of the second month preceding the month in which such Adjustment Date occurs, as specified in the related mortgage note. In the event that the applicable Index becomes unavailable or otherwise unpublished, the servicer will be required to select a comparable alternative index over which it has no direct control and which is readily verifiable.

Underwriting Guidelines

   General. The information set forth in the following paragraphs has been provided by WMC Mortgage Corp.

   WMC Mortgage Corp. is a mortgage banking company incorporated in the State of California. Established in 1955, WMC Mortgage Corp. has developed a national mortgage origination franchise, with special emphasis on originating single-family, alternative non-prime mortgage loans in each of the regions in which it competes. WMC Mortgage Corp. historically originated both prime-quality mortgage loans and non-prime-quality mortgage loans. WMC Mortgage Corp. sold its prime mortgage loan origination business in 1998 and originates prime mortgage loans only on a very limited basis. WMC Mortgage Corp. was owned by a subsidiary of Weyerhaeuser Company until May 1997 when it was sold to WMC Finance Co., a company owned principally by affiliates of a private investment firm. On June 14, 2004, GE Consumer Finance acquired WMC Finance Co.

   Until March 2000, WMC Mortgage Corp. originated mortgage loans through both wholesale and retail channels, with wholesale originations accounting for approximately 85% of total origination volume prior to March 2000. As of March 2000, WMC Mortgage Corp. changed its business model to underwrite and process 100% of its loans on the Internet via "WMC Direct" resulting in a substantial reduction in employees, underwriting centers and closing centers, and the elimination of all retail branches. In April 2005, WMC Mortgage Corp.'s headquarters relocated to Burbank, California from Woodland Hills, California. A majority of its business operations are presently conducted at Burbank. WMC Mortgage Corp. also has nine (9) regional offices in Dallas, Texas, Orangeburg, New York, Costa Mesa, California, San Ramon, California, Woodland Hills, California, Jacksonville, Florida, Woburn Massachusetts, Schaumburg, Illinois, and Bellevue, Washington. WMC Mortgage Corp.'s originations come primarily through its broker relationships. As of November 15, 2005, WMC Mortgage Corp. had approximately 2515 employees, including approximately 657 business development representatives and associates who are responsible for recruiting and managing the independent broker network.

   Underwriting Standards. The mortgage loans have been either (i) originated generally in accordance with the underwriting guidelines established by WMC Mortgage Corp. (collectively, the "Underwriting

Guidelines") or (ii) purchased by WMC Mortgage Corp. after being re-underwritten generally in accordance with the Underwriting Guidelines. WMC Mortgage Corp. also originates certain other mortgage loans that are underwritten to the guidelines of specific investors, however, such mortgage loans are not included among those sold to the trust as described herein. The Underwriting Guidelines are primarily intended to (a) determine that the borrower has the ability to repay the mortgage loan in accordance with its terms and (b) determine that the related mortgaged property will provide sufficient value to recover the investment if the borrower defaults. On a case-by-case basis WMC Mortgage Corp. may determine that, based upon compensating factors, a prospective mortgagor not strictly qualifying under the underwriting risk category or other guidelines described below warrants an underwriting exception. Compensating factors may include, but are not limited to, low debt-to-income ratio ("Debt Ratio"), good mortgage payment history, an abundance of cash reserves, excess disposable income, stable employment and time in residence at the applicant's current address. It is expected that a substantial number of the mortgage loans to be included in the trust will represent such underwriting exceptions.

   On July 15, 2005 WMC Mortgage Corp. launched a program called WMC Select. Using new credit matrices, WMC Select allows a borrower to choose loan features (such as rate, term, prepayment options, and other important features) based on the borrower's mortgage/housing history, credit depth, loan-to-value ratio ("LTV") and Debt Ratio. WMC Select allows WMC Mortgage Corp. greater flexibility in qualifying the borrower for a loan since the borrower selects the loan features most important to him.

   The mortgage loans in the trust will fall within the following documentation categories established by WMC Mortgage Corp.: Full Documentation, Full-Alternative Documentation, Limited Documentation, Lite Documentation, Stated Income Documentation and Stated Income/Verified Assets (Streamlined) Documentation. In addition to single-family residences, certain of the mortgage loans will have been underwritten (in many cases, as described above, subject to exceptions for compensating factors) in accordance with programs established by WMC Mortgage Corp. for the origination of mortgage loans secured by mortgages on condominiums, vacation and second homes, manufactured housing, two- to four-family properties and other property types. In addition, WMC Mortgage Corp. has established specific parameters for jumbo loans, which are designated in the Underwriting Guidelines as mortgage loans with original principal balances in excess of $650,000 ($850,000 under WMC Select). However, WMC Mortgage Corp. sometimes increases the original principal balance limits if borrowers meet other compensating credit factors.

   Under the Underwriting Guidelines, WMC Mortgage Corp. verifies the loan applicant's eligible sources of income for all products, calculates the amount of income from eligible sources indicated on the loan application, reviews the credit and mortgage payment history of the applicant and calculates the Debt Ratio to determine the applicant's ability to repay the loan, and reviews the mortgaged property for compliance with the Underwriting Guidelines. The Underwriting Guidelines are applied in accordance with a procedure which complies with applicable federal and state laws and regulations and requires, among other things, (1) an appraisal of the mortgaged property which conforms to Uniform Standards of Professional Appraisal Practice and (2) an audit of such appraisal by a WMC Mortgage Corp.-approved appraiser or by WMC Mortgage Corp.'s in-house collateral auditors (who may be licensed appraisers) and such audit may in certain circumstances consist of a second appraisal, a field review, a desk review or an automated valuation model.

   The Underwriting Guidelines permit mortgage loans with LTVs and CLTVs (in the case of mortgaged properties which secure more than one mortgage loan) of up to 100% (which is subject to reduction depending upon credit-grade, loan amount and property type). In general, loans with greater documentation standards are eligible for higher LTV and CLTV limits across all risk categories. Under the Underwriting Guidelines, cash out on refinance mortgage loans is generally available, but the amount is restricted for C grade loans.

   All mortgage loans originated or purchased under the Underwriting Guidelines are based on loan application packages submitted through mortgage brokerage companies or on loan files (which include loan application documentation) submitted by correspondents. Loan application packages submitted through mortgage brokerage companies, containing in each case relevant credit, property and underwriting information on the loan request, are compiled by the applicable mortgage brokerage company and submitted to WMC Mortgage Corp. for approval and funding. The mortgage brokerage companies receive a portion of the loan origination fee charged to the mortgagor at the time the loan is made and/or a yield-spread premium for services provided to the borrower. No single mortgage brokerage company accounts for more than 3%, measured by outstanding principal balance, of the mortgage loans originated by WMC Mortgage Corp.

   The Underwriting Guidelines require that the documentation accompanying each mortgage loan application include, among other things, a tri-merge credit report on the related applicant from a credit reporting company aggregator. The report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, repossession, suits or judgments. In most instances, WMC Mortgage Corp. obtains a tri-merge credit score independent from the mortgage loan application from a credit reporting company aggregator. In the case of purchase money mortgage loans, WMC Mortgage Corp. generally validates the source of funds for the down payment. In the case of mortgage loans originated under the Full Documentation category, the Underwriting Guidelines require documentation of income (which may consist of (1) a verification of employment form covering a specified time period which varies with LTV, (2) two most recent pay stubs and two years of tax returns or W-2s, (3) verification of deposits and/or (4) bank statements) and telephonic verification. Under the Full-Alternative Documentation category, only 24 months of bank statements are required (depending upon the LTV) and telephonic verification of employment, under the Limited Documentation category only 12 months of bank statements (or a W-2 for the most current year and a current pay stub) are required, and under the Lite Documentation category only six months of bank statements (or a current pay stub covering the six month period) are required. For mortgage loans originated under the Stated Income/Verified Assets (Streamlined) Documentation category, WMC Mortgage Corp. requires verification of funds equal to two months of principal, interest, taxes and insurance, sourced and seasoned for at least sixty days. In the case of mortgage loans originated under the Stated Income Documentation and Stated Income/Verified Assets (Streamlined) Documentation categories, the Underwriting Guidelines require (1) that income be stated on the application, accompanied by proof of self employment in the case of self-employed individuals, (2) that a WMC Mortgage Corp. pre-funding auditor conduct telephonic verification of employment, or in the case of self-employed individuals, telephonic verification of business line and (3) that stated income be consistent with type of work listed on the application.

   The general collateral requirements in the Underwriting Guidelines specify that a mortgaged property not have a condition rating of lower than "average." Deferred maintenance costs may generally not exceed $1,500. Each appraisal includes a market data analysis based on recent sales of comparable homes in the area. The general collateral requirements in the Underwriting Guidelines specify conditions and parameters relating to zoning, land-to-improvement ratio, special hazard zones, neighborhood property value trends, whether the property site is too isolated, whether the property site is too close to commercial businesses, whether the property site is rural, city or suburban, whether the property site is typical for the neighborhood in which it is located and whether the property site is sufficient in size and shape to support all improvements.

   The Underwriting Guidelines are less stringent than the standards generally acceptable to Fannie Mae and Freddie Mac with regard to the mortgagor's credit standing, Debt Ratios, documentation programs, and in certain other respects. Mortgagors who qualify under the Underwriting Guidelines may have payment histories and Debt Ratios that would not satisfy Fannie Mae and Freddie Mac underwriting guidelines and may have a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. The Underwriting Guidelines establish the maximum permitted LTV for each loan type based upon these and other risk factors.

   WMC Mortgage Corp. requires that mortgage loans have title insurance (which can be a short form title insurance policy for some piggyback second lien mortgage loans acquired from correspondent lenders) and be secured by liens on real property. Some second lien mortgage loans purchased from correspondent lenders and which have an original principal balance of $50,000 or less do not have title insurance. WMC Mortgage Corp. also requires that fire and extended coverage casualty insurance be maintained on the mortgaged property in an amount equal to the greater of full replacement or the amount of all mortgage liens on such mortgaged property. In addition, flood insurance is obtained where applicable and a tax service is used to monitor the payment of property taxes on all loans.

   Risk Categories. Under the Underwriting Guidelines, various risk categories are used to grade the likelihood that the mortgagor will satisfy the repayment conditions of the mortgage loan. These risk categories establish the maximum permitted LTV, maximum loan amount and the allowed use of loan proceeds given the borrower's mortgage payment history, the borrower's consumer credit history, the borrower's liens/charge-offs/bankruptcy history, the borrower's Debt Ratio, the borrower's use of proceeds (purchase or refinance), the documentation type and other factors. In general, higher credit risk mortgage loans are graded in categories that require lower Debt Ratios and permit more (or more recent) major derogatory credit items such as outstanding judgments or prior bankruptcies. Tax liens are not considered in determining risk category (but must be paid off or subordinated by the taxing authority in all circumstances); and derogatory medical collections are not considered in determining risk category and are not required to be paid off. The Underwriting Guidelines specify the following risk categories and associated criteria for grading the potential likelihood that an applicant will satisfy the repayment obligations of a mortgage loan. However, as described above, the following are guidelines only, and exceptions are made on a case-specific basis. In addition, variations of the following criteria are applicable under the programs established by WMC Mortgage Corp. for the origination of jumbo loans in excess of $650,000 ($850,000 under WMC Select) and for the origination of mortgage loans secured by mortgages on condominiums, vacation and second homes, manufactured housing and two- to four-family properties. Jumbo loans are originated under all documentation programs to borrowers with minimum Credit Scores of 620 (600 under WMC Select), a maximum Debt Ratio of 50% and who satisfy other requirements as set forth in the Underwriting Guidelines. WMC Mortgage Corp. sometimes has special loan programs which increase the maximum principal balance limit for jumbo loans provided the borrowers meet other credit criteria.

    Risk Category "AA".

    Maximum loan amount:

    o $650,000 ($850,000 for WMC Select) for Full Documentation, Full-Alternative Documentation, and Limited Documentation
        (owner-occupied mortgaged property);

    o   $550,000 ($850,000 for WMC Select) for Lite Documentation
        (owner-occupied mortgaged property);

    o $500,000 ($850,000 for WMC Select) for Stated Income Documentation (Self-Employed) and Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

    o $550,000 ($700,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

    o $500,000 ($650,000 for WMC Select) for Limited Documentation (non-owner-occupied mortgaged property);

    o   $450,000 ($650,000 for WMC Select) for Lite Documentation
        (non-owner-occupied mortgaged property); and

    o $400,000 for Stated Income Documentation (Self-Employed) and Stated Income (Wage Earner) Documentation (non-owner-occupied mortgaged property).

    o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

    Mortgage payment history: No delinquency during the preceding 12 months.

   Consumer credit history: Minimum Credit Score of 640 (500 for WMC Select), minimum 2 year credit history with activity on at least one trade account in the last 12 months.

   Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 24 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

   Bankruptcy: Permitted if discharged two years or more prior to loan application (for borrowers with a Credit Score above 660, a shorter bankruptcy seasoning period is allowed). Under WMC Select, a prior bankruptcy is permitted if it was discharged 12 months or more prior to loan application and the LTV of the mortgage loan will be 85% or less. Under WMC Select, a prior bankruptcy is permitted if it was discharged 18 months or more prior to loan application and the LTV of the mortgage loan will be more than 85%.

   Notice of default ("NOD")/foreclosures: Permitted if discharged or cured two years or more prior to loan application. Under WMC Select, a prior NOD or foreclosure is permitted if it was discharged 12 months or more prior to loan application and the LTV of the mortgage loan will be 85% or less. Under WMC Select, a prior NOD or foreclosure is permitted if it was discharged 18 months or more prior to loan application and the LTV of the mortgage loan will be more than 85%.

   Maximum LTV:

    o 100% for Full Documentation and Full-Alternative Documentation with a maximum loan amount of $500,000 and a Credit Score of 620 and above (owner-occupied mortgaged property);

    o 100% for Limited Documentation, Lite Documentation and Express Documentation with a maximum loan amount of $333,700 ($337,000 for WMC Select) and a Credit Score of 640 and above (500 and above for WMC Select) (owner-occupied mortgaged property);

    o 100% for Stated Income Documentation (Self-Employed) and Stated Income Documentation (Wage Earner) with a maximum loan amount of $333,700 ($337,000 for WMC Select) and a Credit Score of 660 and above (owner-occupied mortgaged property);

    o 95% for Full Documentation, Full-Alternative Documentation, Limited Documentation and Lite Documentation with a maximum loan amount of $650,000 ($700,000 for WMC Select) and a minimum Credit Score of 640 (owner-occupied mortgaged property);

    o 95% for Stated Income Documentation (Self-Employed) and 80% for Stated Income Documentation (Wage Earner) with a maximum loan amount of $500,000 ($700,000 for WMC Select) and a minimum Credit Score of 640 (500 and above for WMC Select) (owner-occupied mortgaged property);

    o 90% for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

    o   85% for Limited Documentation (non-owner-occupied mortgaged property);
        and

    o 80% (85% for WMC Select for Lite Documentation) for Lite Documentation and Stated Income Documentation (Self-Employed).

    o Stated Income Documentation (Wage Earner) is not available on non-owner-occupied mortgaged property.

    o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

   Maximum debt ratio: Limited to 55% for all documentation types except Stated Income Documentation, which is limited to 50%.

   Risk Category "A".

   Maximum loan amount:

    o $650,000 ($850,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (owner-occupied mortgaged property);

    o $550,000 ($850,00 for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

    o   $500,000 ($850,000 for WMC Select) for Lite Documentation
        (owner-occupied mortgaged property);

    o $450,000 ($850,000 for WMC Select) for Stated Income Documentation (Self-Employed) and Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

    o $375,000 ($650,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

    o $325,000 ($600,000 for WMC Select) for Limited Documentation (non-owner-occupied mortgaged property);

    o $300,000 ($600,000 for WMC Select) for Lite Documentation, non-owner-occupied mortgaged property (non-owner-occupied mortgaged property); and

    o   $200,000 for Stated Income Documentation (Self-Employed)
        (non-owner-occupied mortgaged property).

    o Stated Income (Wage Earner) Documentation is not permitted for non-owner-occupied mortgaged property.

   Mortgage payment history: Not more than one 30-day delinquency during the preceding 12 months, and no 60-day delinquencies during the preceding 12 months (no 30-day delinquencies during preceding 12 months permitted for LTV of 95% or greater). For WMC Select, not more than one 30-day delinquency during the preceding 12 months, and no 60-day delinquencies during the preceding 12 months (no 30-day delinquencies during preceding 12 months permitted for a LTV of 90% or greater).

   Consumer credit history: Minimum Credit Score of 600 (500 for WMC Select), minimum 2 year credit history with activity on at least one trade account in the last 12 months. For loans with a LTV over 90%, at least three reported tradelines with one open account must be active in the last 12 months.

   Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 24 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

   Bankruptcy: Permitted if discharged two years or more prior to loan application (for borrowers with a Credit Score above 660, a shorter bankruptcy seasoning period is permitted). Under WMC Select, a prior bankruptcy is permitted if it was discharged 12 months or more prior to loan application and the LTV of the mortgage loan will be 85% or less. Under WMC Select, a prior bankruptcy is permitted if it was discharged 18 months or more prior to loan application and the LTV of the mortgage loan will be more than 85%.

   NODs/foreclosures: Permitted if discharged or cured two years or more prior to loan application. Under WMC Select, a prior NOD or foreclosure is permitted if it was discharged 12 months or more prior to loan application and the LTV of the mortgage loan will be 85% or less. Under WMC Select, a prior NOD or foreclosure is permitted if it was discharged 18 months or more prior to loan application and the LTV of the mortgage loan will be more than 85%.

   Maximum LTV:

    o 95% (90% for WMC Select) for Full Documentation, Full-Alternative Documentation and Limited Documentation, (owner-occupied mortgaged property);

    o 90% for Lite Documentation, Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

    o 80% (75% for WMC Select) Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

    o 85% for Full Documentation, Express Documentation, Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property);

    o   80% for Lite Documentation (non-owner-occupied mortgaged property); and

    o 75% for Stated Income Documentation (Self-Employed) (non-owner-occupied mortgaged property).

    o Stated Income Documentation (Wage Earner) is not permitted on non-owner-occupied mortgaged property.

    o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

   Maximum debt ratio: Limited to 55% (50% for Stated Income Documentation).

   Risk Category "A-".

   Maximum loan amount:

    o $650,000 ($550,000 for WMC Select) for Full Documentation, Full-Alternative Documentation (owner-occupied mortgaged property);

    o $475,000 ($550,000 for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

    o   $450,000 ($550,000 for WMC Select) for Lite Documentation
        (owner-occupied mortgaged property);

    o $400,000 for Stated Income Documentation (Self-Employed) and Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

    o $350,000 ($475,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

    o $325,000 ($425,000 for WMC Select) for Limited Documentation (non-owner-occupied mortgaged property);

    o   $300,000 ($425,000 for WMC Select) for Lite Documentation
        (non-owner-occupied mortgaged property); and

    o   $200,000 for Stated Income Documentation (Self-Employed)
        (non-owner-occupied mortgaged property).

    o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

   Mortgage payment history: Not more than two 30-day delinquencies during the preceding 12 months (a rolling 30-day delinquency counts as only one such delinquency). No 30-day delinquencies permitted for LTVs of 90% or higher. For WMC Select, not more than two 30-day delinquencies during the preceding 12 months, and no 60-day delinquencies during the preceding 12 months for a mortgage loan with a LTV of 90% or greater.

   Consumer credit history: Minimum Credit Score of 580 (500 for WMC Select); minimum 2 year credit history with activity on at least one trade account in the last 12 months.

   Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 12 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

   Bankruptcy: Permitted if discharged two years or more prior to loan application (for borrowers with a Credit Score above 660, a shorter bankruptcy seasoning period is allowed).

   NODs/foreclosures: Permitted if discharged or cured two years or more prior to application.

   Maximum LTV:

   o 95% (90% for WMC Select) for Full Documentation and Full-Alternative Documentation (owner-occupied mortgaged property);

   o 95% (90% for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

   o 90% (90% for WMC Select also) for Lite Documentation (owner-occupied mortgaged property);

   o 80% (80% for WMC Select also) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

   o 70% (70% for WMC Select also) for Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

   o 80% (80% for WMC Select also) for Full Documentation, Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property);

   o 80% (80% for WMC Select also) for Lite Documentation (non-owner-occupied mortgaged property); and

   o 75% for Stated Income Documentation (Self-Employed) (non-owner-occupied mortgaged property).

   o Stated Income Documentation (Wage Earner) is not permitted for non-owner-occupied mortgaged property.

   o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

   Maximum debt ratio: Limited to 50%.

   Risk Category "B+".

   Maximum loan amount:

   o $650,000 ($525,000 for WMC Select) for Full Documentation, Express Documentation, and Full-Alternative Documentation (owner-occupied mortgaged property);

   o $425,000 ($525,000 for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

   o $375,000 ($525,000 for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

   o $350,000 ($525,000 for WMC Select) for Stated Income Documentation (Self Employed) and Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

   o $300,000 ($525,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

   o $250,000 ($525,000 for WMC Select) for Limited Documentation (non-owner-occupied mortgaged property);

   o  $225,000 ($525,000 for WMC Select) for Lite Documentation
      (non-owner-occupied mortgaged property); and

   o  $200,000 for Stated Income Documentation (Self-Employed)
      (non-owner-occupied mortgaged property).

   o Stated Income Documentation (Wage Earner) is not permitted for non-owner-occupied mortgaged property.

   o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

   Mortgage payment history: Not more than three 30-day delinquencies during the preceding 12 months (a rolling 30-day delinquency counts as only one such delinquency). For any loan with an LTV of 85% or greater, no 30-day delinquencies during the preceding 12 months is permitted. For WMC Select, not more than three 30-day delinquencies during the preceding 12 months, and no 60-day delinquencies during the preceding 12 months for a mortgage loan with a LTV of 85% or greater.

   Consumer credit history: Minimum Credit Score of 550 (500 for WMC Select), minimum 2 year credit history with activity on at least one trade account in the last 12 months.

   Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 12 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

   Bankruptcy: Permitted if discharged 18 months or more prior to loan application.

   NODs/foreclosures: Permitted if cured or discharged 18 months or more prior to application.

   Maximum LTV:

   o 90% (85% for WMC Select) for Full Documentation, Full-Alternative Documentation, and Limited Documentation (owner-occupied mortgaged property);

   o 80% (85% for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

   o 75% (75% for WMC Select also) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

   o 70% (70% for WMC Select also) Stated Income Documentation (Wage Earner) (owner-occupied mortgaged property);

   o 75% (75% for WMC Select also) for Full Documentation, Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property);

   o 70% (75% for WMC Select) for Lite Documentation (non-owner-occupied mortgaged property); and

   o 65% for Stated Income Documentation and Stated Income/Verified Assets (Streamlined) Documentation (non-owner-occupied mortgaged property).

   o WMC Select is not available for non-owner-occupied mortgaged properties under the Stated Income Documentation program.

   Maximum debt ratio: Limited to 50%.

   Risk Category "B".

   Maximum loan amount:

   o $500,000 for Full Documentation and Full-Alternative Documentation (owner-occupied mortgaged property);

   o $375,000 ($500,000 for WMC Select) for Limited Documentation (owner-occupied mortgaged property);

   o $350,000 ($500,000 for WMC Select) for Lite Documentation (owner-occupied mortgaged property);

   o $335,000 ($500,000 for WMC Select) for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

   o $275,000 for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property);

   o $225,000 for Limited Documentation (non-owner-occupied mortgaged property); and

   o $200,000 for Lite Documentation and Stated Income Documentation (Self-Employed) (non-owner-occupied mortgaged property).

   o Stated Income Documentation (Wage Earner) is not permitted for owner or non-owner-occupied mortgaged property.

   o WMC Select is not available for non-owner-occupied mortgaged properties under any documentation program.

   Mortgage payment history: One 60-day delinquency during the preceding 12 months. For WMC Select, not more than four 30-day delinquencies during the preceding 12 months, and one 60-day delinquency during the preceding 12 months.

   Consumer credit history: Minimum Credit Score of 500 with a minimum credit history of 2 years and minimum of one reported trade account with activity in last 12 months (minimum score of 520 required for LTVs of 85%). For WMC Select, the borrower must have a minimum Credit Score of 520 with a minimum credit history of 2 years and a minimum of one reported trade account with activity in last 12 months .

   Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 12 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

   Bankruptcy: Permitted if discharged 12 months or more prior to loan application.

   NODs/foreclosures: Permitted if cured or discharged 12 months or more prior to loan application.

   Maximum LTV:

   o 80% (80% for WMC Select also) for Full Documentation, Full-Alternative Documentation and Limited Documentation (85% maximum LTV if the borrower has no 60-day late payments on a mortgage loan in the preceding 12 months and a minimum Credit Score of 520) (owner-occupied mortgaged property);

   o 80% (80% for WMC Select also) for Lite Documentation (owner-occupied mortgaged property);

   o 75% for Stated Income Documentation (Self-Employed) only (owner-occupied mortgaged property);

   o 70% for Full Documentation, Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property); and

   o  65% for Lite Documentation (non-owner-occupied mortgaged property).

   o Stated Income Documentation (Self-Employed) and Stated Income Documentation (Wage Earner) are not available on non-owner-occupied mortgaged property.

   o WMC Select is not available for non-owner-occupied mortgaged properties under any documentation program.

   Maximum debt ratio: Limited to 50%.

   Risk Category "C".

   Maximum Loan Amount:

   o $500,000 ($350,000 for WMC Select) for Full Documentation and Full-Alternative Documentation (owner-occupied mortgaged property);

   o $335,000 ($350,000 for WMC Select) for Limited Documentation, Lite Documentation and Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

   o $250,000 for Full Documentation and Full-Alternative Documentation (non-owner-occupied mortgaged property); and

   o  $200,000 for Limited Documentation and Lite Documentation
      (non-owner-occupied mortgaged property).

   o No Stated Income Documentation (Wage Earner) or Stated Income/Verified Assets (Streamlined) Documentation program is available for non-owner-occupied mortgaged property.

   Mortgage payment history: No more than two 60-day delinquencies and one 90-day delinquency are allowed in the preceding 12 months (rolling 30-day lates are accepted). For WMC Select, not more than two 60-day delinquencies during the preceding 12 months or one 90-day delinquency are allowed in the preceding 12 months.

   Consumer credit history: Minimum Credit Score of 500 with 2 year credit history and one reported trade account with activity in the last 12 months.

   Liens/charge-offs: If any individual derogatory credit item, judgment, or state and federal lien is over $5,000, including collections and charge-offs, and is dated within the 12 months prior to the date that the credit report is pulled, such item, judgment or lien must be paid (or $10,000 with a Credit Score of 660 or above). All adverse items on title must be paid at or prior to closing.

   Bankruptcy: Permitted if discharged 12 months or more prior to loan application.

   NODs/foreclosures: Permitted if discharged or cured 12 months or more prior to loan application.

   Maximum LTV:

   o 85% (80% for WMC Select) for Full Documentation, Full-Alternative Documentation and Limited Documentation (80% maximum LTV if the borrower has no 90-day late payments and no more than two 60-day late payments on a mortgage loan in the preceding 12 months) (owner-occupied mortgaged property);

   o 80% (80% for WMC Select also) for Lite Documentation (owner-occupied mortgaged property),

   o 75% for Stated Income Documentation (Self-Employed) (owner-occupied mortgaged property);

   o 70% for Full Documentation, Full-Alternative Documentation and Limited Documentation (non-owner-occupied mortgaged property); and

   o  60% for Lite Documentation (non-owner-occupied mortgaged property).

   o No Stated Income Documentation (Wage Earner) or Stated Income/Verified Assets (Streamlined) Documentation program is available for non-owner-occupied mortgaged property.

   o WMC Select is not available for non-owner-occupied mortgaged properties under any documentation program.

   Maximum debt ratio: Limited to 50%.

   The Underwriting Guidelines described above are a general summary of WMC Mortgage Corp.'s underwriting guidelines and do not purport to be a complete description of the underwriting standards of WMC Mortgage Corp.

Credit Scores

   Credit scores are obtained by many lenders in connection with mortgage loan applications to help them assess a borrower's creditworthiness (the "Credit Scores"). Credit Scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. Lenders have varying ways of analyzing Credit Scores and, as a result, the analysis of Credit Scores across the industry is not consistent. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that the

Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

   The tables on Schedule A set forth certain information as to the Credit Scores of the related mortgagors for the mortgage loans obtained in connection with the origination of each mortgage loan.

                                  THE SERVICER

General

   The information set forth in the following paragraphs has been provided by Litton Loan Servicing LP. The servicer will be required to service the mortgage loans in accordance with the pooling and servicing agreement.

   The servicer, a Delaware limited partnership and a wholly owned subsidiary of Credit-Based Asset Servicing and Securitization LLC ("C-BASS") will act as the servicer of the mortgage loans pursuant to the pooling and servicing agreement. The servicer was formed in December 1996. As of September 30, 2005, the servicer employed approximately 831 individuals. The main office of the servicer is located at 4828 Loop Central Drive, Houston, Texas 77081. The servicer is currently a Fannie Mae and Freddie Mac approved servicer and an approved FHA and VA lender with a servicing portfolio of approximately $36.46 billion as of September 30, 2005. The servicer specializes in servicing sub performing mortgage loans. The servicer is servicing in excess of 100 securitizations for C-BASS and various third parties.

   From time to time the servicer may acquire servicing portfolios from third parties which acquisitions may be significant in relation to the servicer's current portfolio. The servicer does not believe that any such acquisition, if effected, would have an adverse effect on its ability to service the mortgage loans in accordance with the pooling and servicing agreement.

   On December 1, 2004, the servicer and C-BASS closed a transaction with The Provident Bank, pursuant to which the servicer acquired the mortgage servicing rights on a portfolio of mortgage loans with an aggregate principal balance of approximately $8.5 billion in conjunction with the C-BASS's acquisition of residual mortgage-backed securities relating to certain of such loans.

   The servicer may make available certain loan level and certificate level information, such as delinquency and credit support data, projected and actual loss data, roll rates, and trend analyses, through its proprietary investor interface and asset analysis tool, RADARViewersm. The RADARViewersm internet website is currently located at www.radarviewer.com. The servicer has no obligation to continue to provide any type of information available on RADARViewersm as of the date hereof or to maintain its RADARViewersm website in the entirety, and may, in its sole discretion, discontinue such service at any time.

   Fitch assigned the servicer its RSS1 residential special servicer rating on November 16, 1999 and reaffirmed that rating in August 2005. The rating is based on the servicer's ability to manage and liquidate nonperforming residential mortgage loans and real estate owned assets. This RSS1 rating is the highest special servicer rating attainable from Fitch which reflects the servicer's proprietary default management technology, the financial strength of its parent and the experience of its management and staff.

   In January 2001, Fitch assigned the servicer its RPS1 primary servicer rating for subprime and high loan-to-value ratio product and reaffirmed that rating in August 2005. The RPS1 rating is currently the highest subprime primary servicer rating attainable from Fitch for any subprime servicer, which is based on the servicer's loan administration processes including its loan set-up procedures and related technology, loan accounting/cash management and loan reporting. The RPS1 rating for high loan-to-value ratio product is based, in part, on the servicer's focus on early collection and loss mitigation.

   In March 2001, Moody's Investors Service, Inc. assigned the servicer its top servicer quality rating (SQ1) as a primary servicer of prime and subprime mortgage loans, second liens and as a special servicer and reaffirmed that rating in November 2005. The rating is based on the servicer's ability as a servicer and the stability of its servicing operations.

   In April 2001, S&P raised the servicer's ranking from "Above Average" to "Strong" for both its residential special and subprime servicing categories and reaffirmed that rating in April 2004. The "Strong" rating is S&P's highest possible rating for these categories. The rankings are based on the servicer's established history of servicing distressed assets for a diverse investor base, technological improvements that have increased operational efficiencies, management depth, and internal controls.

Delinquency and Foreclosure Experience

   The following table sets forth the delinquency and foreclosure experience of the mortgage loans the servicer serviced as of the dates indicated. The servicer's portfolio of mortgage loans may differ significantly from the mortgage loans in the mortgage loan pool in terms of interest rates, principal balances, geographic distribution, types of properties and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the mortgage loans in the mortgage loan pool will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans in the mortgage loan pool. The actual delinquency experience on the mortgage loans in the mortgage loan pool will depend, among other things, upon the value of the real estate securing such mortgage loans in the mortgage loan pool and the ability of the related borrower to make required payments. It should be noted that the servicer's business includes the acquisition of servicing rights with respect to non-performing and subperforming mortgage loans and the servicer has been an active participant in the market for such servicing rights since 1997, although the amount of such acquisitions (as a percentage of aggregate acquisitions) has decreased in the past few years. The acquisition of such servicing rights may have affected the delinquency and foreclosure experience of the servicer.

                  Delinquency and Foreclosure Experience(1)

                                As of September 30, 2005                 As of December 31, 2004
                          --------------------------------------   --------------------------------------

                                                         % by                                     % by
                           No. of       Principal      Principal    No. of       Principal      Principal
                            Loans      Balance(2)       Balance      Loans      Balance(2)       Balance
                          --------   ---------------   ---------   --------   ---------------   ---------
                           213,579   $28,558,941,190       78.33%   209,161   $25,418,836,059       75.47%
Period of Delinquency(3)
   30-59 Days ..........    28,034     3,232,696,960        8.87%    30,872     3,366,957,309       10.00%
   60-89 Days ..........    11,329     1,254,539,329        3.44%    13,627     1,435,281,813        4.26%
   90 Days or more .....     9,185       999,843,025        2.74%     9,483       924,532,429        2.74%
                          --------   ---------------   ---------   --------   ---------------   ---------
Total Delinquency ......    48,548    $5,487,079,314       15.05%    53,982    $5,726,771,551       17.00%

Foreclosure/
   bankruptcies(4) .....    18,722     1,891,812,884        5.19%    21,085    $1,990,423,865        5.91%
Real Estate Owned ......     5,568       523,076,605        1.43%     6,236       544,216,985        1.62%
                          --------   ---------------   ---------   --------   ---------------   ---------
Total Portfolio ........   286,417   $36,460,909,993      100.00%   290,464   $33,680,248,460      100.00%


                                 As of December 31, 2003
                          --------------------------------------

                                                         % by
                           No. of       Principal      Principal
                            Loans      Balance(2)       Balance
                          --------   ---------------   ---------
                           117,507   $12,259,524,842       69.54%
Period of Delinquency(3)
   30-59 Days ..........    19,576     1,846,650,352       10.47%
   60-89 Days ..........     8,097       759,456,004        4.31%
   90 Days or more .....     6,576       544,508,354        3.09%
Total Delinquency ......    34,249    $3,150,614,710       17.87%

Foreclosure/
   bankruptcies(4) .....    19,954    $1,807,441,681       10.25%
Real Estate Owned ......     4,611       411,683,483        2.34%
                          --------   ---------------   ---------
Total Portfolio ........   176,321   $17,629,264,716      100.00%

------------

(1) The table shows mortgage loans which were delinquent or for which foreclosure proceedings had been instituted as of the date indicated.

(2) For the Real Estate Owned properties, the principal balance is at the time of foreclosure.

(3) No mortgage loan is included in this section of the table as delinquent until it is 30 days past due.

(4) Exclusive of the number of loans and principal balance shown in Period of Delinquency.

   It is unlikely that the delinquency experience of the mortgage loans comprising the mortgage loan pool will correspond to the delinquency experience of the servicer's mortgage loan portfolio set forth in the foregoing table. The statistics shown above represent the delinquency experience for the servicer's mortgage loan servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the mortgage loans comprising the mortgage loan pool will depend on the results obtained over the life of the mortgage loan pool. There can be no assurance that the mortgage loans comprising the mortgage loan pool will perform consistently with the delinquency or foreclosure experience described in this prospectus supplement. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the servicer. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans in the mortgage loan pool and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool.

                                   THE TRUSTEE

   Deutsche Bank National Trust Company, a national banking association, has an office at 1761 East St. Andrew Place, Santa Ana, California 92705-4934. The trustee will perform administrative functions on behalf of the trust fund and for the benefit of the certificateholders pursuant to the terms of the pooling and servicing agreement. The trustee's duties are limited solely to its express obligations under the pooling and servicing agreement. See "The Pooling and Servicing Agreement" in this prospectus supplement.

                          DESCRIPTION OF THE CERTIFICATES

General

   On the closing date, the trust will be created and the depositor will cause the trust to issue the certificates. The certificates will be issued in eighteen classes--the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class R-1, Class R-2, Class P and Class X certificates. Only the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates (collectively, the "Offered Certificates") will be offered under this prospectus supplement. The Offered Certificates, together with the Class B-1, Class B-2 and Class B-3 certificates, are referred to as the "LIBOR Certificates" in this prospectus supplement. The certificates will collectively represent the entire undivided ownership interest in the trust fund created and held under the pooling and servicing agreement, subject to the limits and priority of distribution provided for in that agreement.

   The Class A-1A certificates and Class A-1B certificates generally represent interests in the group I mortgage loans, and the Class A-2A, Class A-2B and Class A-2C certificates generally represent interests in the group II mortgage loans. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates represent interests in all of the mortgage loans in the trust fund.

   The trust fund will consist of:

    o the mortgage loans, together with the related mortgage files and all related collections and proceeds due and collected after the cut-off date;

    o such assets as from time to time are identified as REO property and related collections and proceeds;

    o assets that are deposited in the accounts described in this prospectus supplement; and

    o three interest rate corridor agreements for the benefit of the LIBOR Certificates.

   The LIBOR Certificates will be issued and available only in book-entry form, in minimum denominations of $25,000 initial principal amount and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in a different amount.

   Voting rights will be allocated among holders of the LIBOR Certificates in proportion to the Class Certificate Balances of their respective certificates on such date, except that the Class X and Class P certificates will each be allocated 1% of the voting rights.

   Each class of LIBOR Certificates will represent interests in all of the mortgage loans in the trust fund.

Book-Entry Registration

   The LIBOR Certificates are sometimes referred to in this prospectus supplement as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the LIBOR Certificates are book-entry certificates, such certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of such certificates, as the nominee of DTC or one of the relevant depositories. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositories of Clearstream or Euroclear, respectively, and each a participating member of DTC. The interests of the beneficial owners of interests in the LIBOR Certificates will be represented by book entries on the records of DTC and its participating members. All references in this prospectus supplement to the LIBOR Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC.

   The beneficial owners of the LIBOR Certificates may elect to hold their certificates through DTC in the United States, or Clearstream or Euroclear if they are participants in such systems, or indirectly through organizations which are participants in such systems. The LIBOR Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal balance or notional amount of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories names on the books of DTC. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificates. Unless and until definitive certificates are issued, it is anticipated that the only holder of the LIBOR Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be holders or certificateholders as those terms are used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

   The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

   DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thus eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, including underwriters, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through indirect participants.

   Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the LIBOR Certificates, among participants on whose behalf it acts with respect to the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners.

   Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the trustee, or a paying agent on behalf of the trustee, through DTC participants. DTC will forward such distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the trustee or any paying agent as holders of the LIBOR Certificates, and beneficial owners will be permitted to exercise the rights of the holders of the LIBOR Certificates only indirectly through DTC and its participants.

   Because of time zone differences, it is possible that credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but, due to time zone differences, may be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

   Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

   Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary, each of which is a participating member of DTC; provided, however, that such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving distribution in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositories for Clearstream or Euroclear.

   Clearstream holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thus eliminating the need for physical movement of securities. Transactions may be settled through Clearstream in many currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

   Euroclear was created to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator"). The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Non-participants of Euroclear may hold and transfer book-entry interests in the LIBOR Certificates through accounts with a direct participant of Euroclear or any other securities intermediary that holds book-entry interests in the LIBOR Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator.

   Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts only on behalf of Euroclear participants and has no record of or relationship with the persons holding through Euroclear participants.

   Distributions on the book-entry certificates will be made on each Distribution Date by the trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

   Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of distributions, since such distributions will be forwarded by the trustee to Cede & Co., as nominee of DTC. Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry certificates, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

   Monthly and annual reports on the trust provided by the trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

   DTC has advised the depositor that it will take any action permitted to be taken by a holder of the LIBOR Certificates under the pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence such percentages of voting rights authorize divergent action.

   None of the trust, the depositor, the servicer, or the trustee will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

   Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time. See "Description of the Securities--Book-Entry Registration" in the prospectus.

   See also the attached Annex I for certain information regarding U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

Definitive Certificates

   The LIBOR Certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if
(a) DTC or the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the book-entry certificates and the trustee or the depositor is unable to locate a qualified successor or (b) the depositor notifies DTC of its intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the participants holding beneficial interests in the certificates agree to initiate such termination.

   Upon the occurrence of any event described in the immediately preceding paragraph, DTC or the trustee, as applicable, will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the trustee will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the trustee, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the pooling and servicing agreement.

   Definitive certificates will be transferable and exchangeable at the offices of the trustee, its agent or the certificate registrar designated from time to time for those purposes. As of the closing, the trustee designates the offices of its agent located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit for purposes of certificate transfers, and DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Securities Payment Unit, for purposes of the surrender of certificates for the final distribution. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Assignment of the Mortgage Loans

   Pursuant to a certain mortgage loan purchase and warranties agreement, WMC Mortgage Corp. sold the mortgage loans, without recourse, to GSMC and GSMC will sell, transfer, assign, set over and otherwise convey the mortgage loans, including all principal outstanding as of, and interest due and accruing on or after, the close of business on the cut-off date, without recourse, to the depositor on the closing date. Pursuant to the pooling and servicing agreement, the depositor will sell, without recourse, to the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due on or after, the close of business on the cut-off date. Each such transfer will convey all right, title and interest in and to (a) principal outstanding as of the close of business on the cut-off date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the cut-off date. However, GSMC will not convey to the depositor, and will retain all of its right, title and interest in and to (x) principal due on each mortgage loan on or prior to the cut-off date and principal prepayments in full and curtailments (i.e., partial prepayments), received on each such mortgage loan on or prior to the cut-off date and (y) interest due and accrued on each mortgage loan on or prior to the cut-off date.

   GSMC will also convey to the depositor, pursuant to an assignment, assumption and recognition agreement (the "Assignment Agreement") certain rights of GSMC with respect to the mortgage loans under the mortgage loan purchase and warranties agreement between WMC Mortgage Corp. and GSMC. The depositor will convey these rights under the Assignment Agreement to the trust, pursuant to the pooling and servicing agreement.

Delivery of Mortgage Loan Documents

  In connection with the sale, transfer, assignment or pledge of the mortgage loans to the trust, the depositor will cause to be delivered to the custodian on or before the closing date, the following documents with respect to each mortgage loan, which documents constitute the mortgage file:

        (a) the original mortgage note, with all riders endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

        (b) the original of any guaranty executed in connection with the mortgage note;

        (c) the related original mortgage with all riders and evidence of its recording or, in certain limited circumstances, a copy of the mortgage certified by the originator, escrow company, title company, or closing attorney;

        (d) the intervening mortgage assignment(s), or copies of them certified by the applicable originator, escrow company, title company, or closing attorney, if any, showing a complete chain of assignment from the originator of the related mortgage loan to the last endorsee - which assignment may, at the originator's option, be combined with the assignment referred to in clause (e) below;

        (e) a mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the last endorsee in blank;

        (f) originals of all assumption, modification, consolidation and extension agreements, if provided, in those instances where the terms or provisions of a mortgage or mortgage note have been modified or such mortgage or mortgage note has been assumed;

        (g) an original lender's title insurance policy or attorney's opinion of title and abstract of title; and

        (h) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the mortgage (if provided).

   Pursuant to the pooling and servicing agreement, the custodian will agree to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note (item (a) above) with respect to each of the mortgage loans, with any exceptions noted. The custodian will agree, for the benefit of the holders of the certificates, to review, or cause to be reviewed, each mortgage file within ninety days after the closing date - or, with respect to any Substitute Mortgage Loan delivered to the custodian, within thirty days after the receipt of the related mortgage file by the custodian - and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

o all documents required to be reviewed by it pursuant to the pooling and servicing agreement are in its possession;

o each such document has been reviewed by it and appears regular on its face and relates to such mortgage loan;

o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date; and

o each mortgage note has been endorsed as provided in the pooling and servicing agreement.

   If the custodian, during the process of reviewing the mortgage files, finds any document constituting a part of a mortgage file which is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description of the requirements as set forth in the schedule of mortgage loans, the custodian is required to promptly so notify WMC Mortgage Corp., the servicer, the trustee and the depositor in writing. WMC Mortgage Corp. will be required to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a mortgage file of which it is so notified by the custodian or the trustee. If, however, within thirty days after the earlier of either discovery by or notice to WMC Mortgage Corp. of such defect, WMC Mortgage Corp. has not caused the defect to be remedied, WMC Mortgage Corp. will be required to either
(a) substitute in lieu of such mortgage loan a Substitute Mortgage Loan and, if the then unpaid principal balance of such Substitute Mortgage Loan is less than the principal balance of such mortgage loan as of the date of such substitution plus accrued and unpaid interest on that mortgage loan, remit to the servicer cash equal to the amount of any such shortfall or (b) purchase such mortgage loan at a price equal to the outstanding principal balance of such mortgage loan as of the date of purchase, plus all related accrued and unpaid interest, plus the amount of any unreimbursed servicing advances made by the servicer or other expenses of the servicer or trustee in connection with the mortgage loan or the purchase, which purchase price shall be deposited in the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan. The obligations of WMC Mortgage Corp. to cure such breach or to substitute or purchase any mortgage loan and to indemnify for such breach constitute the sole remedies respecting a material breach of any such representation or warranty available to the holders of the certificates, the servicer, the custodian, the trustee and the depositor.

Representations and Warranties Relating to the Mortgage Loans

  Pursuant to a mortgage loan purchase and warranties agreement and the Assignment Agreement (collectively, the "WMC Agreements"), WMC will make certain representations and warranties with respect to each mortgage loan as of the closing date (or such other date as set forth below). These representations and warranties include, but are not limited to:

        (1) As of the Original Sale Date, no payment required under the mortgage loan is more than one payment past due;

        (2) As of the Original Sale Date, except for payment defaults of less than 30 days, there are no defaults in complying with (i) the terms of the mortgage, and (ii) all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

        (3) As of the cut-off date, the terms of the mortgage note and mortgage have not been impaired, waived, altered or modified in any respect from the date of origination, except by a written instrument which has been recorded, if necessary to protect the interests of the purchaser.

    As of the cut-off date, no mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the mortgage loan file;

        (4) The mortgage loan is not subject to any valid right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the mortgage note or the mortgage, or the exercise of any right under the mortgage note or the mortgage, render either the mortgage note or the mortgage unenforceable, in whole or in part, or subject to any valid right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the mortgage loan was originated;

        (5) Pursuant to the terms of the mortgage, all buildings or other improvements upon the mortgaged property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Underwriting Guidelines;

        (6) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the mortgage loan (including, without limitation, any provisions relating to prepayment penalties), have been complied with, and the consummation of the transactions contemplated by the pooling and servicing agreement will not involve the violation of any such laws or regulations;

        (7) As of the cut-off date, the mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. WMC Mortgage Corp. has not waived the performance by the mortgagor of any action, if the mortgagor's failure to perform such action would cause the mortgage loan to be in default, nor has WMC Mortgage Corp. waived any default resulting from any action or inaction by the mortgagor;

        (8) As of the cut-off date, the mortgage is a valid, subsisting and perfected, first or second lien (as applicable) on the mortgaged property, including all buildings and improvements on the mortgaged property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the related mortgage loan. As of the cut-off date, the lien of the mortgage is subject only to:

        (i) the lien of current real property taxes and assessments not yet due and payable;

        (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the mortgage loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the mortgage loan or (b) which do not adversely affect the appraised value of the mortgaged property set forth in such appraisal;

        (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property; and

        (iv) with respect to second lien mortgage loans, the lien of the first mortgage on the same mortgaged property;

        (9) The mortgage note and the mortgage and any other agreement executed and delivered by a mortgagor in connection with a mortgage loan are genuine, and each is the legal, valid and binding obligation of the signatory enforceable in accordance with its terms (including, without limitation, any provisions relating to prepayment penalties), subject to applicable bankruptcy, equitable principles and laws affecting creditors' rights generally and free from any right of offset, counterclaim, rescission or other claim or defense, including the defense of usury. All parties to the mortgage note, the mortgage and any other related agreement had legal capacity to enter into the mortgage loan and to execute and deliver the mortgage note, the mortgage and any such agreement, and the mortgage note, the mortgage and any other related agreement have been duly and properly executed by other such related parties. No fraud, misrepresentation, or to WMC's knowledge, error or omission (other than omissions in accordance with the Underwriting Guidelines with respect to mortgage loans originated under a "Limited Documentation Program"), or similar occurrence with respect to a mortgage loan has taken place on the part of any person, including without limitation, the mortgagor, any appraiser, any builder or developer, or any other party involved in the underwriting, origination or servicing of the mortgage loan;

        (10) The mortgage loan is covered by an American Land Title Association lender's title insurance policy, or with respect to any mortgage loan for which the related mortgaged property is located in California a California Land Title Association lender's title insurance policy, or other generally acceptable form of policy or insurance acceptable to the Underwriting Guidelines and each such title insurance policy is issued by a title insurer acceptable to prudent lenders in the secondary mortgage market and qualified to do business in the jurisdiction where the mortgaged property is located, insuring WMC Mortgage Corp., its successors and assigns, as to the first priority lien with respect to first lien mortgage loans, or second priority lien with respect to second lien mortgage loans, of the mortgage in the original principal amount of the mortgage loan, subject only to the exceptions contained in clause (i), (ii) , (iii) or (iv) of paragraph (8) above;

        (11) As of the Original Sale Date, there is no default, breach, violation or event which would permit acceleration under the mortgage or the mortgage note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither WMC Mortgage Corp. nor its affiliates or any of their respective predecessors have waived any default, breach, violation or event which would permit acceleration and neither WMC Mortgage Corp. nor any of its affiliates or any of their respective predecessors have waived any default, violation or event which would permit acceleration. With respect to each second lien mortgage loan, (i) the prior mortgage is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the prior mortgage, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien mortgage loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

        (12) The mortgage contains customary and enforceable provisions that render the rights and remedies of the holder of the mortgage adequate for the realization against the mortgaged property of the benefits of the security provided by the mortgaged property, including, (i) in the case of a mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a mortgagor on a mortgage loan and foreclosure on, or trustee's sale of, the mortgaged property pursuant to the proper procedures, the holder of the mortgage loan will be able to deliver good and merchantable title to the mortgaged property. There is no homestead or other exemption available to a mortgagor which would interfere with the right to sell the mortgaged property at a trustee's sale or the right to foreclose the mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

        (13) As of the cut-off date, the mortgaged property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the mortgaged property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

        (14) The mortgage note is not and has not been secured by any collateral except the lien of the corresponding mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in paragraph (8) above;

        (15) As of the cut-off date, there is no proceeding pending or, to WMC's knowledge, threatened for the total or partial condemnation of the mortgaged property. As of the date servicing was transferred from WMC to the Servicer, the mortgaged property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the mortgage loan or the use for which the premises were intended and each mortgaged property is in good repair;

        (16) As of the cut-off date, to the best of WMC's knowledge, no action, inaction or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy or bankruptcy bond related to the mortgage loans, irrespective of the cause of such failure of coverage;

        (17) The mortgage file contains an appraisal of the related mortgaged property signed by a qualified appraiser, who had no interest, direct or indirect in the mortgaged property or in any loan made on the security of the mortgaged property, and whose compensation is not affected by the approval or disapproval of the mortgage loan, and the appraisal and appraiser both satisfy the requirements of the Underwriting Guidelines and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated under that Act, all as in effect on the date the mortgage loan was originated;

        (18) None of the mortgage loans is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as "high cost," "threshold", "covered," or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

        (19) No mortgage loan originated on or after October 1, 2002 imposes a prepayment premium for a term in excess of three years (or in the case of one group II mortgage loan, five years) after its origination, unless such mortgage loan was modified to reduce the prepayment period to no more than three years from the date of the mortgage note and the mortgagor was notified in writing of such reduction in prepayment premium period. No mortgage loan originated prior to October 1, 2002, imposes a prepayment premium for a term in excess of five years after its origination;

        (20) No Mortgage Loan originated on or after October 1, 2002 and prior to March 7, 2003 is subject to the Georgia Fair Lending Act, and with respect to any mortgage loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.;

        (21) In connection with the origination of each mortgage loan, no proceeds from any mortgage loan were used to finance or acquire a single premium credit life, credit disability, credit unemployment or credit property insurance policy;

        (22) As of the date servicing transferred from WMC to the Servicer, WMC fully furnished (or caused to be furnished) in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) in its mortgagor credit files to Equifax, Experian and TransUnion Credit Information Company (three of the credit repositories) on a monthly basis; and

        (23) There is no mortgage loan that was originated on or after March 7, 2003 that is a "high cost home loan" as defined under the Georgia Fair Lending Act.

   Pursuant to the WMC Agreements, upon the discovery by any of WMC, GSMC, the servicer, the depositor or the trustee that any of the representations and warranties contained in the WMC Agreements have been breached in any material respect as of the date made, with the result that the value of, or the interests of the trustee or the holders of the certificates in the related mortgage loan were materially and adversely affected, the party discovering such breach will be required to give prompt written notice to the other parties. Subject to certain provisions of the WMC Agreements, within 60 days of the earlier to occur of WMC's discovery or its receipt of notice of any such breach with respect to a mortgage loan transferred by it, WMC will be required to:

    o   promptly cure such breach in all material respects,

    o remove each mortgage loan which has given rise to the requirement for action by WMC substitute one or more Substitute Mortgage Loans and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance, plus accrued and unpaid interest thereon, of the replaced mortgage loans as of the date of substitution, deliver to the trust on such Distribution Date the amount of such shortfall (provided that such substitution occurs within 2 years of the closing date), or

    o purchase such mortgage loan at a price equal to the unpaid principal balance of such mortgage loan as of the date of purchase, plus all related accrued and unpaid interest, plus the amount of any unreimbursed servicing advances made by the servicer or other expenses of the servicer or trustee in connection with the mortgage loan or the purchase, including without limitation (i) costs and expenses incurred in the enforcement of WMC's repurchase obligation, as applicable, and
        (ii) any costs and damages incurred in connection with any violation by such mortgage loan of any predatory lending law or abusive lending law.

    The WMC Agreements require WMC to repurchase any mortgage loan where the mortgagor fails to make its first payment after the Original Sale Date. It is possible that a mortgagor with respect to a mortgage loan transferred to the trust might have failed to make its first payment after the Original Sale Date. In that circumstance, the trust, at its option, may direct WMC to repurchase that mortgage loan from the trust at the repurchase price described in the preceding paragraph.

    Notwithstanding the foregoing, pursuant to the terms of the WMC Agreements, in the event of discovery by any party to the pooling and servicing agreement that a mortgage loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code resulting from a breach of any representation or warranty contained in the WMC Agreements or discovery of a breach of the representations and warranties listed as number (18), (19), (20),
(21), (22) or (23) in the first full paragraph under this heading "--Representations and Warranties Relating to the Mortgage Loans", WMC will be required to repurchase the related mortgage loan at the purchase price within 60 days of such discovery or receipt of notice. The purchase price with respect to such mortgage loan will be required to be deposited into the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

   In addition, WMC is obligated to indemnify the depositor, the servicer, the trust and the trustee for any third-party claims arising out of a breach by WMC of representations or warranties regarding the mortgage loans. The obligations of WMC to cure such breach or to substitute or repurchase any mortgage loan and to indemnify for such breach constitute the sole remedies respecting a material breach of any such representation or warranty to the holders of the certificates, the servicer, the trustee and the depositor.

   Pursuant to the Assignment Agreement, GSMC will make the following representations and warranties:

        (1) with respect to each mortgage loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws applicable to the Mortgage Loans have been complied with, including, but not limited to, all applicable anti-predatory and abusive lending laws;

        (2) with respect to each mortgage loan, no mortgage loan is a "High Cost Loan" or "Covered Loan", as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary) as of the related Original Sale Date;

        (3) to GSMC's knowledge, except with respect to approximately [____]% of the mortgage loans which were one payment past due as of the cut-off date [and approximately [____]% of the mortgage loans which were two or more payments past due as of the cut-off date,] nothing has occurred or failed to occur from and after the Original Sale Date to the closing date that would cause any of the representations and warranties made by the responsible party and described in clauses (1), (2) or (11) in the first full paragraph under this heading "--Representations and Warranties Relating to the Mortgage Loans" to be incorrect in any material respect as of the closing date as if made on the closing date; and

        (4) to GSMC's knowledge, nothing has occurred or failed to occur from and after the cut-off date to the closing date that would cause any of the representations and warranties made by WMC and described in clauses (3),
    (7), (8), (13), (15) or (16) in the first full paragraph under this heading "--Representations and Warranties Relating to the Mortgage Loans" to be incorrect in any material respect as of the closing date as if made on the closing date.

   In the event of a material breach of any of the foregoing representations and warranties of GSMC, GSMC will be required to cure, substitute for or repurchase the affected mortgage loan in the same manner described above for a material breach of a representation or warranty by WMC. The determination as to whether or not there exists a breach by GSMC of the representation and warranty described in clause (15) in the first full paragraph under this heading "--Representations and Warranties Relating to the Mortgage Loans" shall be made without regard to the knowledge qualification in paragraph (4) in the preceding paragraph. The obligations of GSMC to cure such breach or to substitute or repurchase any mortgage loan constitute the sole remedies respecting a material breach of any such representation or warranty to the holders of the certificates, the servicer and the trustee.

Payments on the Mortgage Loans

   The pooling and servicing agreement provides that the servicer is required to establish and maintain a separate collection account. The pooling and servicing agreement permits the servicer to direct any depository institution maintaining the collection account to invest the funds in the collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

   The servicer is obligated to deposit or cause to be deposited in the collection account within two business days after receipt, amounts representing the following payments and other collections received by it on or with respect to the mortgage loans after the cut-off date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring prior to the cut-off date:

    o all payments on account of principal, including prepayments of principal on the mortgage loans;

    o all payments on account of interest, net of the servicing fee, on the mortgage loans;

    o   all Liquidation Proceeds;

    o all Insurance Proceeds and Condemnation Proceeds to the extent such Insurance Proceeds or Condemnation Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices;

    o   all Substitution Adjustment Amounts for Substitute Mortgage Loans;

    o all other amounts required to be deposited in the collection account pursuant to the pooling and servicing agreement; and

    o any amounts required to be deposited in connection with net losses realized on investments of funds in the collection account.

   The trustee will be obligated to set up a distribution account with respect to the certificates into which the servicer will be required to deposit or cause to be deposited the funds required to be remitted by the servicer on the Servicer Remittance Date.

   The funds required to be remitted by the servicer on each Servicer Remittance Date will be equal to the sum, without duplication, of:

    o all collections of scheduled principal and interest on the mortgage loans received by the servicer on or prior to the related Determination Date;

    o all principal prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, if any, collected by the servicer during the related Prepayment Period;

    o all P&I Advances made by the servicer with respect to payments due to be received on the mortgage loans on the related due date but not received by the related Determination Date;

    o amounts of Compensating Interest required to be deposited in connection with principal prepayments that are received during the prior calendar month, as described under "The Pooling and Servicing
        Agreement--Prepayment Interest Shortfalls" in this prospectus supplement; and

    o any other amounts required to be placed in the collection account by the servicer pursuant to the pooling and servicing agreement;

    but excluding the following:

            (a) for any mortgage loan with respect to which the servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan which represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds, to the extent of such unreimbursed P&I Advance;

            (b) amounts received on a particular mortgage loan with respect to which the servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

            (c) amounts representing prior advances by the servicer that are reimbursed to the servicer in connection with the modification of a mortgage loan;

            (d) for such Servicer Remittance Date, the aggregate servicing fee;

            (e) all net income from eligible investments that are held in the collection account for the account of the servicer;

            (f) all amounts actually recovered by the servicer in respect of late fees, assumption fees and similar fees;

            (g) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

            (h) certain other amounts which are reimbursable to the depositor or the servicer, as provided in the pooling and servicing agreement; and

            (i) all collections of principal and interest not required to be remitted on each Servicer Remittance Date.

   The amounts described in clauses (a) through (i) above may be withdrawn by the servicer from the collection account on or prior to each Servicer Remittance Date.

Distributions

   Distributions on the certificates will be required to be made by the trustee on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter, commencing in January 2006 (each, a "Distribution Date"), to the persons in whose names the certificates are registered on the related Record Date.

   Distributions on each Distribution Date will be made by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities as directed by that certificateholder in its written wire instructions provided to the trustee or if no wire instructions are provided then by check mailed to the address of the person entitled to the distribution as it appears on the applicable certificate register. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the trustee designated from time to time for those purposes. Initially, the trustee designates the offices of its agent located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658,
Attention: Transfer Unit, for purposes of certificate transfers, and DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention:
Securities Payment Unit, for purposes of the surrender of certificates for the final distribution.

Priority of Distributions Among Certificates

  As more fully described in this prospectus supplement, distributions on the certificates will be made on each Distribution Date from Available Funds and will be made to the classes of certificates in the following order of priority:

        (1) to interest on each class of LIBOR Certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

        (2) to principal on the classes of LIBOR Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

        (3) to unpaid interest on the classes of LIBOR Certificates in the order and subject to the priorities described below under "--Distributions of Interest and Principal"; and

        (4) to deposit into the Excess Reserve Fund Account to cover any Basis Risk Carry Forward Amount and then to be released to the Class X certificates,

in each case subject to certain limitations set forth below under "--Distributions of Interest and Principal".

Distributions of Interest and Principal

   For any Distribution Date, the "Pass-Through Rate" for each class of LIBOR Certificates will be a per annum rate as set forth below:

         (a) for the Class A-1A certificates equal to the least of (1) One Month LIBOR plus [_______]% ([_______]% after the first Distribution Date on which the optional clean-up call is exercisable), (2) the Loan Group I WAC Cap and (3) the WAC Cap;

         (b) for the Class A-1B certificates equal to the least of (1) One Month LIBOR plus [_______]% ([_______]% after the first Distribution Date on which the optional clean-up call is exercisable), (2) the Loan Group I WAC Cap and (3) the WAC Cap;

         (c) for the Class A-2A certificates equal to the least of (1) One Month LIBOR plus [_______]% ([_______]% after the first Distribution Date on which the optional clean-up call is exercisable), (2) the Loan Group II WAC Cap and (3) the WAC Cap;

         (d) for the Class A-2B certificates equal to the least of (1) One Month LIBOR plus [_______]% ([_______]% after the first Distribution Date on which the optional clean-up call is exercisable), (2) the Loan Group II WAC Cap and (3) the WAC Cap;

         (e) for the Class A-2C certificates equal to the least of (1) One-Month LIBOR plus [____]% ([____]% after the first Distribution Date on which the optional clean-up call is exercisable), (2) the Loan Group II WAC Cap and
      (3) the WAC Cap;

         (f) for the Class M-1 certificates equal to the lesser of (1) One-Month LIBOR plus [____]% ([____]% after the first Distribution Date on which the optional clean-up call is exercisable) and (2) the WAC Cap;

         (g) for the Class M-2 certificates equal to the lesser of (1) One-Month LIBOR plus [____]% ([____]% after the first Distribution Date on which the optional clean-up call is exercisable) and (2) the WAC Cap;

         (h) for the Class M-3 certificates equal to the lesser of (1) One-Month LIBOR plus [____]% ([____]% after the first Distribution Date on which the optional clean-up call is exercisable) and (2) the WAC Cap;

         (i) for the Class M-4 certificates equal to the lesser of (1) One-Month LIBOR plus [____]% ([____]% after the first Distribution Date on which the optional clean-up call is exercisable) and (2) the WAC Cap;

         (j) for the Class M-5 certificates equal to the lesser of (1) One-Month LIBOR plus [____]% ([____]% after the first Distribution Date on which the optional clean-up call is exercisable) and (2) the WAC Cap;

         (k) for the Class M-6 certificates equal to the lesser of (1) One-Month LIBOR plus [____]% ([____]% after the first Distribution Date on which the optional clean-up call is exercisable) and (2) the WAC Cap;

         (l) for the Class B-1 certificates equal to the lesser of (1) One-Month LIBOR plus [____]% ([____]% after the first Distribution Date on which the optional clean-up call is exercisable) and (2) the WAC Cap;

         (m) for the Class B-2 certificates equal to the lesser of (1) One-Month LIBOR plus [____]% ([____]% after the first Distribution Date on which the optional clean-up call is exercisable) and (2) the WAC Cap; and

         (n) for the Class B-3 certificates equal to the lesser of (1) One-Month LIBOR plus [____]% ([____]% after the first Distribution Date on which the optional clean-up call is exercisable) and (2) the WAC Cap.

   The "Loan Group I WAC Cap" for any Distribution Date will be a per annum rate equal to (a) the weighted average of the interest rates on the group I mortgage loans (less the Expense Fee Rate) in effect at the beginning of the related Due Period, multiplied by (b) 30 divided by the actual number of days in the related Interest Accrual Period.

   The "Loan Group II WAC Cap" for any Distribution Date will be a per annum rate equal to (a) the weighted average of the interest rates on the group II mortgage loans (less the Expense Fee Rate) in effect at the beginning of the related Due Period, multiplied by (b) 30 divided by the actual number of days in the related Interest Accrual Period.

   The "WAC Cap" for any Distribution Date will be a per annum rate equal to (a) the weighted average of the interest rates on the mortgage loans (less the Expense Fee Rate) in effect at the beginning of the related Due Period, multiplied by (b) 30 divided by the actual number of days in the related Interest Accrual Period.

   On each Distribution Date, distributions in reduction of the Class Certificate Balance of the certificates entitled to receive distributions of principal will be made in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" for each Distribution Date will equal the sum of (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

      On each Distribution Date, the trustee will be required to make the disbursements and transfers from the Available Funds then on deposit in the distribution account specified below in the following order of priority:

        (i) to the holders of each class of LIBOR Certificates in the following order of priority:

            (a) concurrently, (1) from the Interest Remittance Amount related to the group I mortgage loans, to the Class A-1A certificates and Class A-1B certificates, the related Accrued Certificate Interest and Unpaid Interest Amounts for the Class A-1A certificates and Class A-1B certificates, allocated pro rata based on their entitlement to those amounts, and (2) from the Interest Remittance Amount related to the group II mortgage loans, to the Class A-2A, Class A-2B and Class A-2C certificates, the related Accrued Certificate Interest and Unpaid Interest Amounts for those classes, allocated pro rata based on their entitlement to those amounts; provided, that if the Interest Remittance Amount for either loan group is insufficient to make the related payments set forth clause (1) or (2) above, any Interest Remittance Amount relating to the other loan group remaining after payment of the related Accrued Certificate Interest and Unpaid Interest Amounts will be available to cover that shortfall;

            (b) from any remaining Interest Remittance Amount, to the Class M-1 certificates, the Accrued Certificate Interest for that class;

            (c) from any remaining Interest Remittance Amount, to the Class M-2 certificates, the Accrued Certificate Interest for that class;

            (d) from any remaining Interest Remittance Amount, to the Class M-3 certificates, the Accrued Certificate Interest for that class;

            (e) from any remaining Interest Remittance Amount, to the Class M-4 certificates, the Accrued Certificate Interest for that class;

            (f) from any remaining Interest Remittance Amount, to the Class M-5 certificates, the Accrued Certificate Interest for that class;

            (g) from any remaining Interest Remittance Amount, to the Class M-6 certificates, the Accrued Certificate Interest for that class;

            (h) from any remaining Interest Remittance Amount, to the Class B-1 certificates, the Accrued Certificate Interest for that class;

            (i) from any remaining Interest Remittance Amount, to the Class B-2 certificates, the Accrued Certificate Interest for that class;
                and

            (j) from any remaining Interest Remittance Amount, to the Class B-3 certificates, the Accrued Certificate Interest for that class.

        (ii) (A) on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

            (a) to the Class A certificates, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances have been reduced to zero; and

            (b) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
                Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

            (B) on each Distribution Date (a) on or after the Stepdown Date and
        (b) as long as a Trigger Event is not in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below an amount equal to the Principal Distribution Amount in the following order of priority:

            (a) to the Class A certificates, the lesser of (x) the Principal
                Distribution Amount and (y) the Class A Principal Distribution Amount allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below, until their respective Class Certificate Balances have been reduced to zero;

            (b) to the Class M-1 certificates, the lesser of (x) the excess of
                (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (c) to the Class M-2 certificates, the lesser of (x) the excess of
                (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above and to the Class M-1 certificates in clause (ii)(B)(b) above, and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (d) to the Class M-3 certificates, the lesser of (x) the excess of
                (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, and to the Class M-2 certificates in clause (ii)(B)(c) above, and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (e) to the Class M-4 certificates, the lesser of (x) the excess of
                (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the

                Class M-2 certificates in clause (ii)(B)(c) above and to the Class M-3 certificates in clause (ii)(B)(d) above, and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (f) to the Class M-5 certificates, the lesser of (x) the excess of
                (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above and to the Class M-3 certificates in clause (ii)(B)(d) above and to the Class M-4 certificates in clause (ii)(B)(e) above, and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (g) to the Class M-6 certificates, the lesser of (x) the excess of
                (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above and to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above and to the Class M-5 certificates in clause (ii)(B)(f) above, and (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (h) to the Class B-1 certificates, the lesser of (x) the excess of
                (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above and to the Class M-6 certificates in clause (ii)(B)(g) above, and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (i) to the Class B-2 certificates, the lesser of (x) the excess of
                (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above and to the Class M-6 certificates in clause (ii)(B)(g) above, and to the Class B-1 certificates in clause (ii)(B)(h) above, and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

            (j) to the Class B-3 certificates, the lesser of (x) the excess of
                (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above and to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class B-1 certificates in clause (ii)(B)(h) above and to the Class B-2 certificates in clause (ii)(B)(i) above, and (y) the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

        (iii) any amount remaining after the distributions in clauses (i) and
    (ii) above is required to be distributed in the following order of priority with respect to the certificates:

            (a) to the holders of the Class M-1 certificates, any Unpaid
                Interest Amount for that class;

            (b) to the holders of the Class M-2 certificates, any Unpaid
                Interest Amount for that class;

            (c) to the holders of the Class M-3 certificates, any Unpaid
                Interest Amount for that class;

            (d) to the holders of the Class M-4 certificates, any Unpaid
                Interest Amount for that class;

            (e) to the holders of the Class M-5 certificates, any Unpaid
                Interest Amount for that class;

            (f) to the holders of the Class M-6 certificates, any Unpaid
                Interest Amount for that class;

            (g) to the holders of the Class B-1 certificates, any Unpaid
                Interest Amount for that class;

            (h) to the holders of the Class B-2 certificates, any Unpaid
                Interest Amount for that class;

            (i) to the holders of the Class B-3 certificates, any Unpaid
                Interest Amount for that class;

            (j) to the Excess Reserve Fund Account, the amount of any Basis Risk
                Payment for that Distribution Date;

            (k) from funds on deposit in the Excess Reserve Fund Account with respect to that Distribution Date (not including any Interest Rate Corridor Payments included in that account), an amount equal to any Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective Basis Risk Carry Forward Amounts;

            (l) concurrently, (x) from any Interest Rate Corridor Payments from the Class A-1 Interest Rate Corridor Agreement that are on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, to the Class A-1A certificates and Class A-1B certificates pro rata, based on the respective Class Certificate Balances of each certificate with a Basis Risk Carry Forward Amount, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts; (y) from any Interest Rate Corridor Payments from the Class A-2 Interest Rate Corridor Agreement that are on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, to the Class A-2A, Class A-2B and Class A-2C certificates pro rata, based on the respective Class Certificate Balances of each certificate with a Basis Risk Carry Forward Amount, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts; and (z) from any Interest Rate Corridor Payments from the Subordinated Interest Rate Corridor Agreement on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates pro rata, based on the respective Class Certificate Balances of each certificate with a Basis Risk Carry Forward Amount, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts;

            (m) to the Class X certificates, those amounts of interest and principal as set forth in the pooling and servicing agreement;
                and

            (n) to the holders of the Class R-1 and Class R-2 certificates, any remaining amount as set forth in the pooling and servicing agreement.

   Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A certificates is reduced to zero, any Principal Distribution Amount remaining after principal distributions to the Class A certificates pursuant to clause (ii)(A) above will be included as part of the distributions pursuant to clause (ii)(B) above.

   Notwithstanding the foregoing allocation of principal to the Class A certificates, from and after the Distribution Date on which the aggregate Class Certificate Balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Class A certificates are required to be allocated pro rata to the Class A certificates, based on their respective Class Certificate Balances, until their Class Certificate Balances have been reduced to zero.

   On each Distribution Date, the trustee is required to distribute to the holders of the Class P certificates all amounts representing Prepayment Premiums in respect of the mortgage loans received during the related Prepayment Period, as set forth in the pooling and servicing agreement.

   If on any Distribution Date, after giving effect to all distributions of principal as described above, the aggregate Class Certificate Balance of the LIBOR Certificates exceeds the sum of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, the Class Certificate Balance of the applicable Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates will be reduced, in inverse order of seniority (beginning with the Class B-3 certificates) by an amount equal to that excess, until that Class Certificate Balance is reduced to zero. That reduction of a Class Certificate Balance is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its Class Certificate Balance will be reduced by the amount so allocated, and no funds will be distributable with respect to the written down amounts or with respect to interest or Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Certificate Balance of each class of certificates that was previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable class of certificates). Any Subsequent Recovery that is received during a Prepayment Period will be treated as Liquidation Proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

   On any Distribution Date, any shortfalls resulting from the application of the Servicemembers Civil Relief Act or other similar state statute and any prepayment interest shortfalls not covered by Compensating Interest (as further described in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement) from the servicer will be allocated as a reduction to the Accrued Certificate Interest for the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. The holders of those certificates will not be entitled to reimbursement for the allocation of any of those shortfalls described in the preceding sentence.

Allocation of Principal Payments to Class A Certificates

   All principal distributions to the holders of the Class A certificates on any Distribution Date will be allocated between the Class A-1 Certificate Group (i.e., the Class A-1A certificates and Class A-1B certificates) and the Class A-2 Certificate Group (i.e., the Class A-2A, Class A-2B and Class A-2C certificates) based on the Class A Principal Allocation Percentage applicable to each Class A Certificate Group for that Distribution Date. However, if the Class Certificate Balances of the Class A certificates in either Class A Certificate Group is reduced to zero, then the remaining amount of principal distributions distributable to the Class A certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the Class A certificates in the other Class A Certificate Group remaining outstanding in accordance with the principal allocation priorities set forth below.

   Any payments of principal to the Class A-1 Certificate Group will be made first from payments relating to the group I mortgage loans and any payments of principal to the Class A-2 Certificate Group will be made first from payments relating to the group II mortgage loans.

   Any principal distributions allocated to the Class A-1 Certificate Group are required to be distributed pro rata between the Class A-1A certificates and the Class A-1B certificates, based on their respective Class Certificate Balances, until their Class Certificate Balances have been reduced to zero. However, so long as a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Certificate Group will be allocated first to the Class A-1A certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-1B certificates, until their Class Certificate Balance has been reduced to zero. A "Group I Sequential Trigger Event" means, if on any Distribution Date before the 25th Distribution Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds 1.40%, or if, on or after the 25th Distribution Date, a Trigger Event is in effect.

   Any principal distributions allocated to the Class A-2 Certificate Group are required to be distributed sequentially, first to the Class A-2A certificates, until their Class Certificate Balance has been reduced to zero, second, to the Class A-2B certificates, until their Class Certificate Balance has been reduced to zero, and third, to the Class A-2C Certificates, until their Class Certificate Balance has been reduced to zero.

   Notwithstanding the foregoing, from and after the Distribution Date on which the Class Certificate Balances of the Subordinated Certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Class A certificates are required to be allocated pro rata to the Class A certificates based on their respective Class Certificate Balances.

Calculation of One-Month LIBOR

   On each LIBOR Determination Date, the trustee will be required to determine One-Month LIBOR for the next Interest Accrual Period for the LIBOR Certificates.

Excess Reserve Fund Account

   The "Basis Risk Payment" for any Distribution Date will be the aggregate of the Basis Risk Carry Forward Amounts for that date. However, with respect to any Distribution Date, the payment cannot exceed the amount of Available Funds otherwise distributable on the Class X certificates.

   If on any Distribution Date, the Pass-Through Rate for any class of LIBOR Certificates is based upon the Loan Group I WAC Cap, the Loan Group II WAC Cap or the WAC Cap, as applicable, the sum of (x) the excess of (i) the amount of interest that class of certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Loan Group I WAC Cap, the Loan Group II WAC Cap or the WAC Cap, as applicable, over (ii) the amount of interest that class of certificates received on that Distribution Date based on its capped Pass-Through Rate and (y) the unpaid portion of any such excess described in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the those caps) is the "Basis Risk Carry Forward Amount" for those classes of certificates.

   Any Basis Risk Carry Forward Amount on any class of certificates will be paid on that Distribution Date or future Distribution Dates from and to the extent of funds available for distribution to that class of certificates in the Excess Reserve Fund Account with respect to such Distribution Date (each as and to the extent described in this prospectus supplement), in each case, to the extent not previously reimbursed by the related Interest Rate Corridor Agreement. In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

   In the event the Class Certificate Balance of any class of LIBOR Certificates is reduced because of Applied Realized Loss Amounts (and is not subsequently increased as a result of any Subsequent Recoveries), the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution, except to the extent that the Class Certificate Balance is increased as a result of any Subsequent Recovery. The ratings on the LIBOR Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

   Pursuant to the pooling and servicing agreement, an account (referred to as the "Excess Reserve Fund Account") will be established by the trustee as part of the trust fund. The Excess Reserve Fund Account will not be an asset of any REMIC. Holders of each of the LIBOR Certificates will be entitled to receive payments from the Excess Reserve Fund Account pursuant to the pooling and servicing agreement in an amount equal to any Basis Risk Carry Forward Amount for that class of certificates. The Excess Reserve Fund Account is required to be funded from amounts that would otherwise be paid to the Class X certificates and any Interest Rate Corridor Payments. Holders of the LIBOR Certificates will also be entitled to receive, to the extent described in this prospectus supplement, Interest Rate Corridor Payments, if any, deposited into the Excess Reserve Fund Account with respect to any Distribution Date to the extent necessary to cover any remaining Basis Risk Carry Forward Amount on the LIBOR Certificates prior to the application, for that purpose of any amounts that would otherwise be paid to the Class X certificates. Any distribution by the trustee from amounts in the Excess Reserve Fund Account is required to be made on the applicable Distribution Date.

Interest Rate Corridor Agreements

   The trust will have the benefit of three interest rate corridor agreements: the "Class A-1 Interest Rate Corridor Agreement", for the benefit of the Class A-1A certificates and Class A-1B certificates with an initial notional amount of approximately $264,980,000; the "Class A-2 Interest Rate Corridor Agreement", for the benefit of the Class A-2A certificates, Class A-2B and Class A-2C certificates with an initial notional amount of approximately $295,845,000; and the "Subordinated Interest Rate Corridor Agreement", with an initial notional amount of approximately $145,003,000, for the benefit of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates. The Class A-1 Interest Rate Corridor Agreement, Class A-2 Interest Rate Corridor Agreement and Subordinated Interest Rate Corridor Agreement are collectively referred to as the "Interest Rate Corridor Agreements". The Interest Rate Corridor Agreements are provided by Goldman Sachs Capital Markets, L.P. (the "Corridor Agreement Provider"). The short term unsecured debt obligations of the guarantor of the Corridor Agreement Provider, The Goldman Sachs Group, Inc., are rated "P-1" by Moody's, "A-1" by S&P, and "F1+" by Fitch, Inc. The long term unsecured debt obligations of the guarantor of the corridor agreement provider are rated "Aa3" by Moody's, "A+" by S&P and "AA" by Fitch, Inc. All obligations of the depositor under the Interest Rate Corridor Agreements will be paid on or prior to the closing date.

   On the business day prior to each Distribution Date, the Corridor Agreement Provider will be obligated under the Class A-1 Interest Rate Corridor Agreement to pay to the trustee for an amount equal to the product of (a)(i) the number of basis points by which the lesser of (A) one-month LIBOR (determined in accordance with the terms of the Class A-1 Interest Rate Corridor Agreement) and
(B) 9.7520% exceeds (ii) the strike rate percentage set forth on the interest rate corridor agreement schedule attached as Annex II to this prospectus supplement, (b) a notional amount equal to the lesser of (i) the amount set forth as the interest rate corridor notional amount on the schedule attached as Annex II to this prospectus supplement and (ii) the aggregate Class Certificate Balance of the Class A-1A certificates and Class A-1B certificates, and (c) the actual number of days in the applicable interest accrual period divided by 360. Amounts, if any, payable under the Class A-1 Interest Rate Corridor Agreement with respect to any Distribution Date will be used to cover, in the manner and priority set forth in this prospectus supplement, shortfalls in payments of interest on the Class A certificates, if the

Pass-Through Rates on those certificates are limited for any of the first 23 Distribution Dates due to the caps on their Pass-Through Rates. The Corridor Agreement Provider's obligations under the Class A-1 Interest Rate Corridor Agreement will terminate following the Distribution Date in November 2007.

   On the business day prior to each Distribution Date, the Corridor Agreement Provider will be obligated under the Class A-2 Interest Rate Corridor Agreement to pay to the trustee an amount equal to the product of (a)(i) the number of basis points by which the lesser of (A) one month LIBOR (determined in accordance with the terms of the Class A-2 Interest Rate Corridor Agreement) and
(B) 9.8422% exceeds the strike rate percentage set forth on the interest rate corridor agreement schedule attached as Annex III to this prospectus supplement,
(b) a notional amount equal to the lesser of (i) the amount set forth as the interest rate corridor notional amount on the schedule attached as Annex III to this prospectus supplement and (ii) the aggregate Class Certificate Balance of the Class A-2A certificates, Class A-2B and Class A-2C certificates, and (c) the actual number of days in the applicable interest accrual period divided by 360. Amounts, if any, payable under the Class A-2 Interest Rate Corridor Agreement with respect to any Distribution Date will be used to cover, in the manner and priority set forth in this prospectus supplement, shortfalls in payments of interest on the Class A-2A certificates, Class A-2B and Class A-2C certificates, if the Pass Through Rates on those certificates are limited for any of the first 23 Distribution Dates due to the caps on their Pass Through Rates. The Corridor Agreement Provider's obligations under the Class A-2 Interest Rate Corridor Agreement will terminate following the Distribution Date in November 2007.

   On the business day prior to each Distribution Date, the Corridor Agreement Provider will be obligated under the Subordinated Interest Rate Corridor Agreement to pay to the trustee, an amount equal to the product of (a)(i) the number of basis points by which the lesser of (A) one month LIBOR (determined in accordance with the terms of the Subordinated Interest Rate Corridor Agreement) and (B) 10.0000% exceeds (ii) the strike rate percentage set forth on the interest rate corridor agreement schedule attached as Annex IV to this prospectus supplement, (b) a notional amount equal to the lesser of (i) the amount set forth as the interest rate corridor notional amount on the schedule attached as Annex IV to this prospectus supplement and (ii) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, and (c) the actual number of days in the applicable interest accrual period divided by 360. Amounts, if any, payable under the Subordinated Interest Rate Corridor Agreement with respect to any Distribution Date will be used to cover, in the manner and priority set forth in this prospectus supplement, shortfalls in payments of interest on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, if the Pass Through Rates on those certificates are limited for any of the first 34 Distribution Dates due to the caps on their Pass Through Rates. The Corridor Agreement Provider's obligations under the Subordinated Interest Rate Corridor Agreement will terminate following the Distribution Date in October 2008.

Overcollateralization Provisions

   The Total Monthly Excess Spread, if any, on any Distribution Date may be applied as an accelerated payment of principal of the LIBOR Certificates, to the limited extent described below. Any such application of Total Monthly Excess Spread to the payment of Extra Principal Distribution Amount to the class or classes of certificates then entitled to distributions of principal would have the effect of accelerating the amortization of those certificates relative to the amortization of the related mortgage loans. The portion, if any, of the Available Funds and any Interest Rate Corridor Payments not required to be distributed to holders of the LIBOR Certificates as described above on any Distribution Date will be paid to the holders of the Class X certificates and will not be available on any future Distribution Date to cover Extra Principal Distribution Amounts, Unpaid Interest Amounts, Basis Risk Carry Forward Amounts or Applied Realized Loss Amounts.

   With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date over (b) the aggregate Class Certificate Balance of the LIBOR Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that Distribution Date) is the "Overcollateralized Amount" as of that Distribution Date. The pooling and servicing agreement will require that the Total Monthly Excess Spread be applied as an accelerated payment of principal on the certificates then entitled to receive distributions of principal to the extent that the Specified Overcollateralized Amount exceeds the Overcollateralized Amount as of that Distribution Date (the excess is referred to as an "Overcollateralization Deficiency"). Any amount of Total Monthly Excess Spread actually applied as an accelerated payment of principal is an "Extra Principal Distribution Amount." The required level of the Overcollateralized Amount with respect to a Distribution Date is the "Specified Overcollateralized Amount" and is set forth in the definition of Specified Overcollateralized Amount in the "Glossary of Terms" in this prospectus supplement. As described above, the Specified Overcollateralized Amount may, over time, decrease, subject to certain floors and triggers. If a Trigger Event occurs, the Specified Overcollateralized Amount may not "step down." Total Monthly Excess Spread will then be applied to the payment in reduction of principal of the class or classes of certificates then entitled to distributions of principal during the period that a Trigger Event is in effect, to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount.

   In the event that a Specified Overcollateralized Amount is permitted to decrease or "step down" on a Distribution Date in the future, or in the event that an Excess Overcollateralized Amount otherwise exists, the pooling and servicing agreement provides that some or all of the principal which would otherwise be distributed to the holders of the LIBOR Certificates on that Distribution Date will be distributed to the holders of the Class X certificates on that Distribution Date (to the extent not required to pay Unpaid Interest Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates) until the Excess Overcollateralized Amount is reduced to zero. This has the effect of decelerating the amortization of the LIBOR Certificates relative to the amortization of the mortgage loans, and of reducing the related Overcollateralized Amount. With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on that Distribution Date over (b) the Specified Overcollateralized Amount is the "Excess Overcollateralized Amount" with respect to that Distribution Date. If, on any Distribution Date, the Excess Overcollateralized Amount is, or, after taking into account all other distributions to be made on that Distribution Date, would be, greater than zero (i.e., the related Overcollateralized Amount is or would be greater than the related Specified Overcollateralized Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the LIBOR Certificates on that Distribution Date will instead be distributed to the holders of the Class X certificates (to the extent not required to pay Unpaid Interest Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates) in an amount equal to the lesser of (x) the Excess Overcollateralized Amount and
(y) the Net Monthly Excess Cash Flow (referred to as the "Overcollateralization Reduction Amount" for that Distribution Date). The "Net Monthly Excess Cash Flow" is the amount of Available Funds remaining on a Distribution Date after the amount necessary to make all payments of interest and principal to the LIBOR Certificates.

Reports to Certificateholders

   On each Distribution Date the trustee will be required to make available to the depositor and each holder of a LIBOR Certificate a distribution report, based solely on information provided to the trustee by the servicer, containing such information (including, without limitation, the amount of the distribution on such Distribution Date, the amount of such distribution allocable to principal and allocable to interest, the aggregate outstanding principal balance of each class as of such Distribution Date) and such other information as required by the pooling and servicing agreement.

   The trustee will provide the monthly distribution report via the trustee's internet website. The trustee's website will initially be located at https://www.tss.db.com/invr and assistance in using the website can be obtained by calling the trustee's investor relations desk at 1-800-735-7777. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the investor relations desk and indicating such. The trustee will have the right to change the way the monthly statements to certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the trustee shall provide timely and adequate notification to all above parties regarding any such changes. As a condition to access the trustee's internet website, the trustee may require registration and the acceptance of a disclaimer. The trustee will not be liable for the dissemination of information in accordance with the pooling and servicing agreement.

   The trustee will also be entitled to rely on but will not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the monthly distribution report and may affix to that report any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party).

                       THE POOLING AND SERVICING AGREEMENT

General

   Litton Loan Servicing LP will act as the servicer of the mortgage loans. See "The Servicer" in this prospectus supplement. In servicing the mortgage loans, the servicer will be required to use the same care as it customarily employs in servicing and administering similar mortgage loans for its own account, in accordance with customary and standard mortgage servicing practices of mortgage lenders and loan servicers administering similar mortgage loans.

Servicing and Trustee Fees and Other Compensation and Payment of Expenses

   As compensation for its activities as servicer under the pooling and servicing agreement, the servicer is entitled with respect to each mortgage loan serviced by it to the servicing fee, which will be retained by the servicer or payable monthly from amounts on deposit in the collection account. The servicing fee is required to be an amount equal to interest at one-twelfth of the servicing fee rate for the applicable mortgage loan on the Stated Principal Balance of such mortgage loan. The servicing fee rate with respect to each mortgage loan will be 0.50% per annum. In addition, the servicer is entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, modification fees, assumption fees or similar items (other than Prepayment Premiums). The servicer is also entitled to withdraw from the collection account or any related escrow account any net interest or other income earned on deposits in the collection account or escrow account, as the case may be. The servicer is required to pay all expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement and is not entitled to reimbursement for such expenses, except as specifically provided in the pooling and servicing agreement.

   As compensation for its activities as trustee under the pooling and servicing agreement, the trustee will be entitled with respect to each mortgage loan to the trustee fee, which will be remitted to the trustee monthly by the servicer from amounts on deposit in the collection account. The trustee fee will be an amount equal to one-twelfth of the trustee fee rate for each mortgage loan on the Stated Principal Balance of such mortgage loan. The trustee fee rate with respect to each mortgage loan will be a rate per annum of 0.01% or less. In addition to the trustee fee, the trustee will be entitled to the benefit of earnings on deposits in the distribution account.

P&I Advances and Servicing Advances

   The servicer is required to make P&I Advances on the Servicer Remittance Date with respect to each mortgage loan it services, other than with respect to balloon payments, subject to the servicer's determination in its good faith business judgment that such advance would be recoverable. Such P&I Advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. Notwithstanding the servicer's determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from any amounts in the collection account. The servicer will not be obligated to make any advances of principal on any second lien mortgage loan and will not make any advances of principal on any REO property. See "Description of the Certificates--Payments on the Mortgage Loans" in this prospectus supplement.

   The servicer is required to advance amounts with respect to the mortgage loans serviced by it, subject to the servicer's determination that such advance would be recoverable, constituting reasonable "out-of-pocket" costs and expenses relating to:

    o the preservation, restoration, inspection and protection of the mortgaged property,

    o   enforcement or judicial proceedings, including foreclosures, and

    o certain other customary amounts described in the pooling and servicing agreement.

   These servicing advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from any amounts in the collection account.

   The servicer may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement. This reimbursement may come from mortgage loan payments that are not required to be remitted in the month of receipt on the Servicer Remittance Date, or, if not recovered from such collections or from the mortgagor on whose behalf such servicing advance or P&I Advance was made, from late collections on the related mortgage loan, including Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the servicer may be reimbursed for such advance from any amounts in the collection account. The servicer may also reimburse itself from any amounts in the collection account for any prior P&I Advances and servicing advances which have not otherwise been reimbursed at the time a mortgage loan is modified.

   In addition, the servicer may withdraw from the collection account funds that were not included in Available Funds for the preceding Distribution Date to reimburse itself for P&I Advances previously made. However, any funds so applied will be replaced by the servicer by deposit in the collection account no later than one business day prior to the Distribution Date on which such funds are required to be distributed.

   The servicer will not be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "nonrecoverable" if in the good faith business judgment of the servicer (as stated in an officer's certificate of the servicer delivered to the trustee), such P&I Advance or servicing advance would not ultimately be recoverable.

Pledge and Assignment of Servicer's Rights

   On the closing date, the servicer may pledge and assign all of its right, title and interest in, to and under the pooling and servicing agreement to one or more lenders (each, a "Servicing Rights Pledgee") selected by the servicer, including JPMorgan Chase Bank, National Association, as the representative of certain lenders. In the event that a servicer event of default occurs, the trustee and the depositor will agree in the pooling and servicing agreement to the appointment of a Servicing Rights Pledgee or its designee as the successor servicer, provided that at the time of such appointment the Servicing Rights Pledgee or such designee meets the requirements of a successor servicer described in the pooling and servicing agreement (including being acceptable to the rating agencies rating the Offered Certificates) and that the Servicing Rights Pledgee or its designee agrees to be subject to the terms of the pooling and servicing agreement. Under no circumstances will JPMorgan Chase Bank, National Association be required to act as a backup servicer.

Prepayment Interest Shortfalls

   In the event of any voluntary principal prepayments in full on any mortgage loans during any Prepayment Period (excluding any payments made upon liquidation of any mortgage loan and voluntary principal prepayments in part), the servicer will be obligated to pay, by no later than the Servicer Remittance Date for the related Distribution Date, compensating interest, without any right of reimbursement, for those shortfalls in interest collections resulting from such voluntary prepayments in full. The amount of compensating interest payable by the servicer ("Compensating Interest") will be equal to the difference between the interest paid by the applicable mortgagors for that Prepayment Period in connection with the prepayments in full and thirty days' interest on the related mortgage loans, but only to the extent of one-half of the servicing fee for the related Distribution Date.

Servicer Reports

   As set forth in the pooling and servicing agreement, on a date preceding the applicable Distribution Date, the servicer is required to deliver to the trustee a servicer remittance report setting forth the information necessary for the trustee to make the distributions set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and containing the information to be included in the distribution report for that Distribution Date delivered by the trustee. In addition, the servicer will be required to deliver to the trustee and the depositor certain monthly reports relating to the mortgage loans and the mortgaged properties. The trustee will provide these monthly reports to certificateholders, at the expense of the requesting certificateholder, who make written requests to receive such information.

   The servicer is required to deliver to the depositor, the trustee, and the rating agencies, on or prior to March 15th of each year, starting in 2006, an officer's certificate stating that:

o a review of the activities of the servicer during the preceding calendar year and of performance under the pooling and servicing agreement has been made under such officer's supervision, and

o to the best of such officer's knowledge, based on such review, the servicer has fulfilled all its obligations under the pooling and servicing agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status of such default including the steps being taken by the servicer to remedy such default.

   On or prior to March 15th of each year, starting in 2006, the servicer, at its expense, is required to cause to be delivered to the depositor, the trustee, and the rating agencies from a firm of independent certified public accountants, who may also render other services to the servicer, a statement to the effect that such firm has examined certain documents and records relating to the servicing of residential mortgage loans during the preceding calendar year, or such longer period from the closing date to the end of the following calendar year, and that, on the basis of such examination conducted substantially in compliance with generally accepted auditing standards and the requirements of the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with certain minimum residential mortgage loan servicing standards.

Collection and Other Servicing Procedures

   The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the pooling and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account which are comparable to the mortgage loans. Consistent with the above, the servicer may (i) waive any late payment charge or, if applicable, any penalty interest or (ii) extend the due dates for the monthly payments for a period of not more than 180 days, subject to the provisions of the pooling and servicing agreement.

   The servicer will be required to act with respect to mortgage loans in default, or as to which default is reasonably foreseeable, in accordance with procedures set forth in the pooling and servicing agreement.

These procedures among other things, result in (i) foreclosing on the mortgage loan, (ii) accepting the deed to the related mortgaged property in lieu of foreclosure, (iii) granting the borrower under the mortgage loan a modification or forbearance, (iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan or (v) modifying the terms of the mortgage loan. These procedures are intended to maximize recoveries on a net present value basis on these mortgage loans.

   The servicer will be required to accurately and fully report its borrower payment histories to all three national credit repositories in a timely manner with respect to each mortgage loan.

   If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless the servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the trust fund. If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund, the servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

   Any fee collected by the servicer for entering into an assumption or modification agreement will be retained by the servicer as additional servicing compensation. In connection with any such assumption or modification, none of the outstanding principal amount, the interest rate borne by the mortgage note relating to each mortgage loan nor the final maturity date for such mortgage loan may be changed, unless the mortgagor is in default with respect to the mortgage loan or such default is, in the judgment of the servicer, reasonably foreseeable. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Legal Aspects of the Mortgage Loans--Due-On-Sale Clauses" in the prospectus.

Hazard Insurance

   The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy which contains a standard mortgagee's clause with coverage in an amount equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (ii) the principal balance of the mortgage loan, but in each case in an amount not less than such amount as is necessary to prevent the mortgagor and/or the mortgagee from becoming a co-insurer or (iii) the amount required under applicable HUD/FHA regulations. As set forth above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, to the extent they constitute net Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, will ultimately be deposited in the collection account. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The pooling and servicing agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy in accordance with the pooling and servicing agreement, insuring against losses on the mortgage loans. If such blanket policy contains a deductible clause, the servicer is obligated to deposit in the collection account the sums which would have been deposited in the collection account but for such clause.

   In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms of the policies are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

   The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (x) the replacement cost of the improvements less physical depreciation or (y) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

   Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing on the improvements decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Realization Upon Defaulted Mortgage Loans

   The servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans as come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the pooling and servicing agreement. However, the servicer will not expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the servicer believes such foreclosure, correction or restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the servicer.

Optional Repurchase of Delinquent Mortgage Loans

   The depositor and the servicer have the option, but are not obligated, to purchase from the trust any mortgage loan that is 90 days or more delinquent subject to certain terms and conditions set forth in the pooling and servicing agreement. During the first 10 days after a mortgage loan becomes 90 days or more delinquent, the depositor will have the exclusive option to purchase the delinquent mortgage loan. The purchase price will be 100% of the unpaid principal balance of the mortgage loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed servicing advances made by the servicer related to the mortgage loan. In addition, the servicer may write off any second lien mortgage loan that is delinquent by 180 days or more. Notwithstanding the foregoing, the servicer may write off the entire outstanding principal balance of any second lien mortgage loan prior to such time in circumstances where the servicer determines it would be uneconomical to foreclose on the related mortgaged property.

Removal and Resignation of the Servicer

  The trustee may, and the trustee is required to at the direction of the majority of voting rights in the certificates, remove the servicer upon the occurrence and continuation beyond the applicable cure period of any event described in clauses (a) through (g) below. Each of the following constitutes a "servicer event of default":

        (a) any failure by the servicer to remit to the trustee any payment required to be made by the servicer under the terms of the pooling and servicing agreement, which continues unremedied for one business day after the date upon which written notice of such failure, requiring the same to be remedied, is given to the servicer by the depositor or trustee or to the servicer, the depositor and the trustee by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

        (b) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the pooling and servicing agreement, or the breach of any representation and warranty set forth in the pooling and servicing agreement to be true and correct, which continues unremedied for a period of thirty days after the earlier of (i) the date on which written notice of such failure or breach, as applicable, requiring the same to be remedied, is given to the servicer by the depositor or trustee, or to the servicer, the depositor and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates, and (ii) actual knowledge of such failure by a servicing officer of the servicer; provided, however, that in the case of a failure or breach that cannot be cured within 30 days after notice or actual knowledge by the servicer, the cure period may be extended for an additional 30 days upon delivery by the servicer to the trustee of a certificate to the effect that the servicer believes in good faith that the failure or breach can be cured within such additional time period and the servicer is diligently pursuing remedial action; or

        (c) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against the servicer and such decree or order remains in force, undischarged or unstayed for a period of sixty days; or

        (d) the servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property; or

        (e) the servicer admits in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

        (f) the failure by the servicer to make any P&I Advance on any Servicer Remittance Date which continues unremedied for one business day after that Servicer Remittance Date; or

        (g) certain servicing performance criteria as set forth in the pooling and servicing agreement are not satisfied as of any Distribution Date.

   Except to permit subservicers as provided under the pooling and servicing agreement to act as subservicers and subject to the rights of the servicing rights pledgee, the servicer may not assign its obligations under the pooling and servicing agreement nor resign from the obligations and duties imposed on it by the pooling and servicing agreement except by mutual consent of the servicer, the depositor and the trustee or upon the determination that the servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the pooling and servicing agreement.

   Pursuant to the terms of the pooling and servicing agreement, upon removal or resignation of the servicer, subject to the rights of the Servicing Rights Pledgee, the trustee will become the successor servicer or will appoint a successor servicer. The trustee, as successor servicer, will be obligated to make P&I Advances and servicing advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. The trustee, as successor servicer, will be obligated to assume the other responsibilities, duties and liabilities of the predecessor servicer as soon as practicable, but in no event later than 90 days after the trustee has notified the predecessor servicer that it is being terminated. If, however, the trustee is unwilling or unable to act as successor servicer, or the holders of the certificates entitled to a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the pooling and servicing agreement, any established mortgage loan servicing institution acceptable to the rating agencies and having a net worth of not less than $30,000,000 as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

   The trustee and any other successor servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation (including income earned on the collection account) as the servicer or such greater compensation if consented to by the rating agencies rating the LIBOR Certificates and a majority of the certificateholders. See "--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" above.

   The terminated servicer, subject to certain provisions in the pooling and servicing agreement, will be obligated to pay all of its own out-of-pocket costs and expenses, without reimbursement from the trust fund, to transfer the servicing files to a successor servicer and it will be obligated to pay certain reasonable out-of-pocket costs and expenses of a servicing transfer incurred by parties other than the terminated servicer without reimbursement from the trust fund. In the event the terminated servicer defaults in its obligations to pay such costs, the successor servicer will be obligated to pay such costs but will be entitled to reimbursement for such costs from the trust fund or if the successor servicer fails to pay, the trustee will pay such costs from the trust fund.

Termination; Optional Clean-up Call

   The servicer may, at its option, purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut off date. The purchase price for the mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan (other than mortgage loans related to any REO property) plus accrued and unpaid interest on those mortgage loans at the applicable interest rate, and (ii) the lesser of (x) the appraised value of any REO property, as determined by an appraisal completed by an independent appraiser selected by the party exercising the right to purchase the mortgage loans at its expense and (y) the unpaid principal balance of each mortgage loan related to any REO property plus accrued and unpaid interest on those mortgage loans at the applicable interest rate. Such purchase of the mortgage loans would result in the final distribution on the LIBOR Certificates on such Distribution Date.

   The trust also is required to terminate upon either the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan (or P&I Advances of same by the servicer), or
(ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the pooling and servicing agreement. However, in no event will the trust established by the pooling and servicing agreement terminate later than twenty one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

Amendment

   The pooling and servicing agreement may be amended from time to time by the depositor, the servicer and the trustee by written agreement, without notice to, or consent of, the holders of the certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the pooling and servicing agreement that may be inconsistent with any other provision in the pooling and servicing agreement, or to add to the duties of the depositor, the servicer or the trustee, to comply with any requirements in the Code. The pooling and servicing agreement may also be amended to add or modify any other provisions with respect to matters or questions arising under the pooling and servicing agreement or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement; provided, that such amendment will not adversely affect in any material respect the interest of any certificateholder, as evidenced by (i) an opinion of counsel delivered to the trustee, at the expense of the party requesting the amendment, confirming that the amendment will not adversely affect in any material respect the interests of any holder of the certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then-current ratings of the certificates.

   The pooling and servicing agreement may be amended from time to time by the depositor, the servicer, the trustee and holders of certificates evidencing percentage interests aggregating not less than 66-2/3% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66-2/3% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding.

Certain Matters Regarding the Depositor, the Servicer, the Custodian and the Trustee

   The pooling and servicing agreement provides that none of the depositor, the servicer, the custodian, the trustee nor any of their directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment, provided that none of the depositor, the servicer, the custodian or the trustee will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of the depositor's, the servicer's, the custodian's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

   The depositor, the servicer, the custodian, the trustee and any director, officer, employee, affiliate or agent of the depositor, the servicer or the trustee will be indemnified by the trust fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the pooling and servicing agreement or the certificates, or any unanticipated or extraordinary expense other than any loss, liability or expense incurred by reason of the depositor's, the servicer's, the custodian's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

   None of the depositor, the servicer, the custodian or the trustee is obligated under the pooling and servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the pooling and servicing agreement, the depositor, the servicer, the custodian and the trustee, as applicable, may undertake any action any of them deem necessary or desirable in respect of (i) the rights and duties of the parties to the pooling and servicing agreement and
(ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor, the servicer, the custodian or the trustee undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the depositor, the servicer, the custodian and the trustee will be entitled to be reimbursed for such expenses, costs and liabilities out of the trust fund.

                       PREPAYMENT AND YIELD CONSIDERATIONS

Structuring Assumptions

   The prepayment model used in this prospectus supplement represents an assumed rate of prepayment ("Prepayment Assumption") each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans. With respect to the fixed rate mortgage loans, the 100% Prepayment Assumption assumes a constant prepayment rate ("CPR") of approximately 5.00% per annum of the then outstanding principal balance of each fixed rate mortgage loan in the first month each fixed rate mortgage loan is outstanding and an additional approximately 1.727% per annum in each month thereafter until the 12th month such fixed rate mortgage loan is outstanding. In each month thereafter, 100% Prepayment Assumption with respect to each fixed rate mortgage loan assumes a CPR of 24.00% per annum each month. The 100% Prepayment Assumption with respect to the two-year adjustable rate mortgage loans assumes a CPR of 5.00% per annum of the then outstanding principal balance of each two-year adjustable rate mortgage loan in the first month each two-year adjustable rate mortgage loan is outstanding and an additional approximately 2.273% per annum in each month thereafter until the 12th month such two-year adjustable rate mortgage loan is outstanding. In each month thereafter until the 25th month, 100% Prepayment Assumption with respect to each two-year adjustable rate mortgage loan assumes a CPR of 30.00% per annum in each month. In each month thereafter until the 28th month, 100% Prepayment Assumption with respect to each two-year adjustable rate mortgage loan assumes a CPR of 60.00% per annum in each month. In each month thereafter, 100% Prepayment Assumption with respect to each two-year adjustable rate mortgage loan assumes a CPR of 35.00%. The 100% Prepayment Assumption with respect to the three-year adjustable rate mortgage loans assumes a CPR of 5% per annum of the then outstanding principal balance of each three-year adjustable rate mortgage loan in the first month each three-year adjustable rate mortgage loan is outstanding and an additional approximately 2.273% per annum in each month thereafter until the 12th month such three-year adjustable rate mortgage loan is outstanding. In each month thereafter until the 37th month, 100% Prepayment Assumption with respect to each three-year adjustable rate mortgage loan assumes a CPR of 30.00% per annum in each month. In each month thereafter until the 40th month, 100% Prepayment Assumption with respect to each three-year adjustable rate mortgage loan assumes a CPR of 60.00% per annum in each month. In each month thereafter, 100% Prepayment Assumption with respect to each three-year adjustable rate mortgage loan assumes a CPR of 35.00%..

   Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Class Certificate Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables. In addition, since the actual mortgage loans in the trust fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

   Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions, which collectively are the structuring assumptions ("Structuring Assumptions"):

    o   the closing date for the certificates occurs on December 28, 2005;

    o distributions on the certificates are made on the 25th day of each month, commencing in January 2006, regardless if such day is a business day, in accordance with the priorities described in this prospectus supplement;

    o the mortgage loans prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable Prepayment Assumption as stated in the table under the heading "Prepayment Scenarios" under "--Decrement Tables" below;

    o   prepayments include 30 days' interest on the related mortgage loan;

    o the optional termination is not exercised (except with respect to the weighted average life to call where a 10% optional clean-up call is assumed to be exercised);

    o the Specified Overcollateralized Amount is initially as specified in this prospectus supplement and thereafter decreases in accordance with the provisions in this prospectus supplement;

    o all adjustable rate mortgage loans are indexed to the Six-Month LIBOR Loan Index;

    o with respect to each adjustable rate mortgage loan, (a) the mortgage rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the applicable Index (subject to the applicable minimum interest rate, periodic rate cap and maximum interest rate), (b) the Six-Month LIBOR Loan Index remains constant at [____]%, and (c) the scheduled monthly payment on the mortgage loans is adjusted to equal a fully amortizing payment, except in the case of the interest-only mortgage loans during the interest-only period;

    o   One-Month LIBOR remains constant at [____]%;

    o   the Expense Fee Rate on the mortgage loans is 0.51%;

    o no delinquencies or defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced;

    o scheduled payments on the mortgage loans are received on the first day of each month commencing in the calendar month following the closing date and are computed prior to giving effect to prepayments received on the last day of the prior month;

    o prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month in which the closing date occurs;

    o the initial Class Certificate Balance of each class of certificates is as set forth in this prospectus supplement;

    o interest accrues on each class of certificates at the applicable Pass-Through Rate set forth or described in this prospectus supplement; and

    o the assumed mortgage loans have the approximate characteristics described below:

                Remaining        Remaining                                                    Cut-off
               Amortization       Term to                                        First      Date Gross                      Initial
 Principal         Term          Maturity       Loan Age                         Reset       Mortgage         Gross        Periodic
Balance ($)      (Months)        (Months)       (Months)         Index         (Months)      Rate (%)       Margin (%)      Cap (%)
-----------    ------------      ---------      --------         -----         --------     ----------      ----------     --------



















                                  Gross                      Original
                                Lifetime        Gross       Interest-
 Principal        Periodic       Maximum        Floor       Only Term
Balance ($)        Cap (%)      Rate (%)       Rate (%)    (Months)(1)
-----------       --------      --------       --------    -----------






















                Remaining        Remaining                                                    Cut-off
               Amortization       Term to                                        First      Date Gross                      Initial
 Principal         Term          Maturity       Loan Age                         Reset       Mortgage         Gross        Periodic
Balance ($)      (Months)        (Months)       (Months)         Index         (Months)      Rate (%)       Margin (%)      Cap (%)
-----------    ------------      ---------      --------         -----         --------     ----------      ----------     --------



















                                  Gross                      Original
                                Lifetime        Gross       Interest-
 Principal        Periodic       Maximum        Floor       Only Term
Balance ($)        Cap (%)      Rate (%)       Rate (%)    (Months)(1)
-----------       --------      --------       --------    -----------






















                Remaining        Remaining                                                    Cut-off
               Amortization       Term to                                        First      Date Gross                      Initial
 Principal         Term          Maturity       Loan Age                         Reset       Mortgage         Gross        Periodic
Balance ($)      (Months)        (Months)       (Months)         Index         (Months)      Rate (%)       Margin (%)      Cap (%)
-----------    ------------      ---------      --------         -----         --------     ----------      ----------     --------



















                                  Gross                      Original
                                Lifetime        Gross       Interest-
 Principal        Periodic       Maximum        Floor       Only Term
Balance ($)        Cap (%)      Rate (%)       Rate (%)    (Months)(1)
-----------       --------      --------       --------    -----------























(1) With respect to the replines with an interest-only period the remaining amortization period will not commence until the interest-only period has ended.

   While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the Prepayment Assumption, this is not likely to be the case.

Defaults

   The yield to maturity of the LIBOR Certificates, and particularly the Subordinated Certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of a LIBOR Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Except to the extent of any Subsequent Recoveries, holders of the LIBOR Certificates will not receive reimbursement for Applied Realized Loss Amounts applied to their certificates. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

Prepayment Considerations and Risks

   The rate of principal payments on the LIBOR Certificates, the aggregate amount of distributions on the LIBOR Certificates and the yields to maturity of the LIBOR Certificates will be related to the rate and timing of payments of principal on the mortgage loans in the related loan group. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases pursuant to the optional clean-up call, as described in this prospectus supplement). Because certain of the mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pool" in this prospectus supplement.

   Prepayments, liquidations and purchases of the mortgage loans (including any optional repurchase of the remaining mortgage loans in the trust fund in connection with the termination of the trust fund, in each case as described in this prospectus supplement) will result in distributions on the LIBOR Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of LIBOR Certificates may vary from the anticipated yield will depend upon the degree to which that LIBOR Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that LIBOR Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any LIBOR Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any LIBOR Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

   The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the interest rates on the fixed rate mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the interest rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the fixed rate mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

   As is the case with fixed rate mortgage loans, the adjustable rate mortgage loans, or ARMs, may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with ARMs may be inclined to refinance their ARMs with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the ARMs may differ from that on the fixed rate mortgage loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. ARMs may be subject to greater rates of prepayments as they approach their initial Adjustment Dates as borrowers seek to avoid changes in their monthly payments. In addition, a substantial majority of the ARMs will not have their initial Adjustment Date until two to five years after their origination. The prepayment experience of these adjustable rate mortgage loans may differ from that of the other ARMs. Such adjustable rate mortgage loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the interest rates on the adjustable rate mortgage loans with their initial Adjustment Date two to five years after their origination (as the case may be) as borrowers seek to avoid changes in their monthly payments.

   The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

   When a mortgagor prepays a mortgage loan in whole or in part prior to the due date in the related Prepayment Period for the mortgage loan, the mortgagor pays interest on the amount prepaid only to the date of prepayment instead of for the entire month. Absent sufficient Compensating Interest (to the extent available as described in this prospectus supplement to cover prepayment interest shortfalls resulting from principal prepayments), a shortfall will occur in the amount due to certificateholders since the certificateholders are generally entitled to receive a full month of interest. Also, when a mortgagor prepays a mortgage loan in part together with the scheduled payment for a month on or after the related due date, the principal balance of the mortgage loan is reduced by the amount in excess of the scheduled payment as of that due date, but the principal is not distributed to certificateholders until the Distribution Date in the next month; therefore, up to one month of interest shortfall accrues on the amount of such excess.

   To the extent that the amount of Compensating Interest is insufficient to cover the deficiency in interest payable as a result of the timing of a prepayment, the remaining deficiency will be allocated to the LIBOR Certificates, pro rata, according to the amount of interest to which each class of LIBOR Certificates would otherwise be entitled in reduction of that amount.

   The Pass-Through Rate for each class of LIBOR Certificates may be calculated by reference to the Loan Group I WAC Cap, Loan Group II WAC Cap or WAC Cap, as applicable. If the mortgage loans bearing higher interest rates, either through higher fixed rates, or in the case of the adjustable rate mortgage loans, higher margins or an increase in the Index (and consequently, higher net mortgage interest rates), were to prepay, the weighted average net mortgage interest rate would be lower than otherwise would be the case. In addition, changes in One-Month LIBOR (on which the Pass-Through Rates of the LIBOR Certificates are based) may not correlate with changes in the Six-Month LIBOR Loan Index. It is possible that a decrease in the Six Month LIBOR Loan Index, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the Pass-Through Rates on any class of LIBOR Certificates, calculated without reference to the Loan

Group I WAC Cap, Loan Group II WAC Cap or WAC Cap, as applicable, were to be higher than the applicable cap, the Pass-Through Rate on those classes of certificates would be lower than otherwise would be the case. Although holders of those classes of certificates are entitled to receive any Basis Risk Carry Forward Amount from and to the extent of funds available in the Excess Reserve Fund Account, including certain Interest Rate Corridor Payments for the benefit of the LIBOR Certificates, there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the Offered Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Overcollateralization Provisions

   The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of those certificates. If at any time the Overcollateralized Amount is less than the Specified Overcollateralized Amount, Total Monthly Excess Spread will be applied as distributions of principal to the class or classes of certificates then entitled to distributions of principal until the Overcollateralized Amount equals the Specified Overcollateralized Amount. This would have the effect of reducing the weighted average lives of those certificates. The actual Overcollateralized Amount may change from Distribution Date to Distribution Date producing uneven distributions of Total Monthly Excess Spread. There can be no assurance that the Overcollateralized Amount will never be less than the Specified Overcollateralized Amount.

   Total Monthly Excess Spread generally is a function of the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the LIBOR Certificates and expenses at the Expense Fee Rate. Mortgage loans with higher net interest rates will contribute more interest to the Total Monthly Excess Spread. Mortgage loans with higher net interest rates may prepay faster than mortgage loans with relatively lower net interest rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans with higher net interest rates may adversely affect the amount of Total Monthly Excess Spread available to make accelerated payments of principal of the LIBOR Certificates.

   As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the LIBOR Certificates may vary significantly over time and from class to class.

Subordinated Certificates and the Class A-1B Certificates

   The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 certificates provide credit enhancement for the certificates that have a higher payment priority, and Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates may absorb losses on the mortgage loans. The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans are higher than those assumed by a holder of a related Subordinated Certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized losses on the mortgage loans will reduce the Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates then outstanding with the lowest relative payment priority if and to the extent that the aggregate Class Certificate Balances of all classes of certificates, following all distributions on a Distribution Date, exceed the aggregate Stated Principal Balances of the mortgage loans. As a result of such a reduction of the Class Certificate Balance of a class of Subordinated Certificates, less interest will accrue on those classes of certificates than would otherwise be the case.

   The Principal Distribution Amount to be made to the holders of the LIBOR Certificates includes the net proceeds in respect of principal received upon the liquidation of a related mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated mortgage loan, the aggregate Stated Principal Balances of the mortgage loans will decline more than the aggregate Class Certificate Balances of the LIBOR Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the overcollateralization or excess interest, the class of Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates then outstanding with the lowest relative payment priority will bear such loss. In addition, the Subordinated Certificates will not be entitled to any principal distributions prior to the related Stepdown Date or during the continuation of a Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Trigger Event may be based on the delinquency, as opposed to the loss, experience on the mortgage loans, a holder of a Subordinated Certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of realized losses on the applicable mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal to the senior certificates, depending on the timing of realized losses, the Subordinated Certificates may bear a disproportionate percentage of the realized losses on the mortgage loans.

   For all purposes, the Class B-3 certificates will have the lowest payment priority of any class of Subordinated Certificates.

   Since the Class A-1B certificates will not receive any principal distributions until the Class Certificate Balance of the Class A-1A certificates has been reduced to zero if a Group I Sequential Trigger Event is in effect, the Class A-1B certificates may bear a disproportionate percentage of the shortfalls in principal on the group I mortgage loans.

Weighted Average Lives of the Offered Certificates

   The weighted average life of an Offered Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of the certificate on each Distribution Date by the number of years from the date of issuance to that Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of the certificate referred to in clause (a).

   For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield and Prepayment Considerations" in the prospectus.

   In general, the weighted average lives of the Offered Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the Offered Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   The interaction of the foregoing factors may have different effects on various classes of Offered Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of Offered Certificates. Further, to the extent the prices of the Offered Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of those classes of Offered Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered Certificates may be affected at various constant percentages of the Prepayment Assumption, see "--Decrement Tables" below.

Decrement Tables

   The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered Certificates that would be outstanding after each of the Distribution Dates shown at various constant percentages of the applicable Prepayment Assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the Structuring Assumptions. It is not likely that (i) all of the mortgage loans will have the characteristics assumed, (ii) all of the mortgage loans will prepay at the constant percentages of the applicable Prepayment Assumption specified in the tables or at any other constant rate or (iii) all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and interest rates of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable Prepayment Assumption, even if the weighted average remaining term to maturity and weighted average interest rates of the mortgage loans are consistent with the remaining terms to maturity and interest rates of the mortgage loans specified in the Structuring Assumptions.

                              Prepayment Scenarios

                                       SCENARIO I    SCENARIO II    SCENARIO III    SCENARIO IV    SCENARIO V
                                       ----------    -----------    ------------    -----------    ----------
Fixed rate mortgage loans (% of
   Prepayment Assumption)                       0%            75%            100%           125%          150%
Adjustable rate mortgage loans (% of
   Prepayment Assumption)                       0%            75%            100%           125%          150%

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                  Class A-1A                               Class A-1B
                                             PREPAYMENT SCENARIO                      PREPAYMENT SCENARIO
                                     ------------------------------------     ------------------------------------

DISTRIBUTION DATE                     I      II      III      IV       V       I      II      III      IV       V
                                     ---     ---     ---      ---     ---     ---     ---     ---      ---     ---
Initial Percentage..........         100     100     100      100     100     100     100     100      100     100
December 2006...............
December 2007...............
December 2008...............
December 2009...............
December 2010...............
December 2011...............
December 2012...............
December 2013...............
December 2014...............
December 2015...............
December 2016...............
December 2017...............
December 2018...............
December 2019...............
December 2020...............
December 2021...............
December 2022...............
December 2023...............
December 2024...............
December 2025...............
December 2026...............
December 2027...............
December 2028...............
December 2029...............
December 2030...............
Weighted Average Life
   to Maturity (years)(2)...
Weighted Average Life
   to Call (years)(2)(3)....

-------------

(1) Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                  Class A-2A                               Class A-2B
                                             PREPAYMENT SCENARIO                      PREPAYMENT SCENARIO
                                     ------------------------------------     ------------------------------------

DISTRIBUTION DATE                     I      II      III      IV       V       I      II      III      IV       V
                                     ---     ---     ---      ---     ---     ---     ---     ---      ---     ---
Initial Percentage..........         100     100     100      100     100     100     100     100      100     100
December 2006...............
December 2007...............
December 2008...............
December 2009...............
December 2010...............
December 2011...............
December 2012...............
December 2013...............
December 2014...............
December 2015...............
December 2016...............
December 2017...............
December 2018...............
December 2019...............
December 2020...............
December 2021...............
December 2022...............
December 2023...............
December 2024...............
December 2025...............
December 2026...............
December 2027...............
December 2028...............
December 2029...............
December 2030...............
Weighted Average Life
   to Maturity (years)(2)...
Weighted Average Life
   to Call (years)(2)(3)....

-------------

(1) Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                                  Class A-2C                               Class M-1
                                             PREPAYMENT SCENARIO                      PREPAYMENT SCENARIO
                                     ------------------------------------     ------------------------------------

DISTRIBUTION DATE                     I      II      III      IV       V       I      II      III      IV       V
                                     ---     ---     ---      ---     ---     ---     ---     ---      ---     ---
Initial Percentage..........         100     100     100      100     100     100     100     100      100     100
December 2006...............
December 2007...............
December 2008...............
December 2009...............
December 2010...............
December 2011...............
December 2012...............
December 2013...............
December 2014...............
December 2015...............
December 2016...............
December 2017...............
December 2018...............
December 2019...............
December 2020...............
December 2021...............
December 2022...............
December 2023...............
December 2024...............
December 2025...............
December 2026...............
December 2027...............
December 2028...............
December 2029...............
December 2030...............
December 2031...............
December 2032...............
December 2033...............
December 2034...............
December 2035...............
Weighted Average Life to
   Maturity (years)(2)......
Weighted Average Life to
   Call (years)(2)(3).......


-------------

(1) Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                                  Class M-2                                Class M-3
                                             PREPAYMENT SCENARIO                      PREPAYMENT SCENARIO
                                     ------------------------------------     ------------------------------------

DISTRIBUTION DATE                     I      II      III      IV       V       I      II      III      IV       V
                                     ---     ---     ---      ---     ---     ---     ---     ---      ---     ---
Initial Percentage..........         100     100     100      100     100     100     100     100      100     100
December 2006...............
December 2007...............
December 2008...............
December 2009...............
December 2010...............
December 2011...............
December 2012...............
December 2013...............
December 2014...............
December 2015...............
December 2016...............
December 2017...............
December 2018...............
December 2019...............
December 2020...............
December 2021...............
December 2022...............
December 2023...............
December 2024...............
December 2025...............
December 2026...............
December 2027...............
December 2028...............
December 2029...............
December 2030...............
December 2031...............
December 2032...............
December 2033...............
December 2034...............
December 2035...............
Weighted Average Life to
   Maturity (years)(2)......
Weighted Average Life to
   Call (years)(2)(3).......


-------------

(1) Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                                  Class M-4                                Class M-5
                                             PREPAYMENT SCENARIO                      PREPAYMENT SCENARIO
                                     ------------------------------------     ------------------------------------

DISTRIBUTION DATE                     I      II      III      IV       V       I      II      III      IV       V
                                     ---     ---     ---      ---     ---     ---     ---     ---      ---     ---
Initial Percentage..........         100     100     100      100     100     100     100     100      100     100
December 2006...............
December 2007...............
December 2008...............
December 2009...............
December 2010...............
December 2011...............
December 2012...............
December 2013...............
December 2014...............
December 2015...............
December 2016...............
December 2017...............
December 2018...............
December 2019...............
December 2020...............
December 2021...............
December 2022...............
December 2023...............
December 2024...............
December 2025...............
December 2026...............
December 2027...............
December 2028...............
December 2029...............
December 2030...............
December 2031...............
December 2032...............
December 2033...............
December 2034...............
December 2035...............
Weighted Average Life to
   Maturity (years)(2)......
Weighted Average Life to
   Call (years)(2)(3).......

-------------

(1) Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                                  Class M-6
                                             PREPAYMENT SCENARIO
                                     ------------------------------------

DISTRIBUTION DATE                     I      II      III      IV       V
                                     ---     ---     ---      ---     ---
Initial Percentage..........         100     100     100      100     100
December 2006...............
December 2007...............
December 2008...............
December 2009...............
December 2010...............
December 2011...............
December 2012...............
December 2013...............
December 2014...............
December 2015...............
December 2016...............
December 2017...............
December 2018...............
December 2019...............
December 2020...............
December 2021...............
December 2022...............
December 2023...............
December 2024...............
December 2025...............
December 2026...............
December 2027...............
December 2028...............
December 2029...............
December 2030...............
December 2031...............
December 2032...............
December 2033...............
December 2034...............
December 2035...............
Weighted Average Life to
   Maturity (years)(2)......
Weighted Average Life to
   Call (years)(2)(3).......

-------------

(1) Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

Available Funds Caps

   The information in the following table has been prepared in accordance with the Structuring Assumptions except for the following:

o One-Month LIBOR and the Six-Month LIBOR Loan Index remain constant at 20.00%;

o prepayments on the mortgage loans occur at 100% of the Prepayment Assumption (i.e., Scenario III); and

o the available funds caps ("Available Funds Caps") indicated in the table below equals the quotient, expressed as a percentage of (i) the total interest assumed to be distributed to the Offered Certificates, including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts (including payments made by the Corridor Agreement Provider to the trustee pursuant to the Interest Rate Corridor Agreements) and (ii) the current Class Certificate Balance multiplied by the quotient of 360 divided by the actual number of days in the related Interest Accrual Period.

   It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual interest rates on the mortgage loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

                    Class A-1
                    Available        Class A-2        Subordinate
  Distribution      Funds Cap     Available Funds      Available
      Date             (%)            Cap (%)        Funds Cap (%)
  ------------      ---------     ---------------    -------------
     01/06
     02/06
     03/06
     04/06
     05/06
     06/06
     07/06
     08/06
     09/06
     10/06
     11/06
     12/06
     01/07
     02/07
     03/07
     04/07
     05/07
     06/07
     07/07
     08/07
     09/07
     10/07
     11/07
     12/07
     01/08
     02/08
     03/08
     04/08
     05/08
     06/08
     07/08
     08/08
     09/08
     10/08
     11/08
     12/08
     01/09
     02/09
     03/09
     04/09
     05/09
     06/09
     07/09
     08/09
     09/09
     10/09
     11/09
     12/09
     01/10
     02/10
     03/10
     04/10
     05/10
     06/10
     07/10
     08/10
     09/10
     10/10
     11/10
     12/10
     01/11
     02/11
     03/11
     04/11

                    Class A-1
                    Available        Class A-2        Subordinate
  Distribution      Funds Cap     Available Funds      Available
      Date             (%)            Cap (%)        Funds Cap (%)
  ------------      ---------     ---------------    -------------
     05/11
     06/11
     07/11
     08/11
     09/11
     10/11
     11/11
     12/11
     01/12
     02/12
     03/12
     04/12
     05/12
     06/12
     07/12
     08/12
     09/12
     10/12
     11/12
     12/12
     01/13
     02/13
     03/13
     04/13
     05/13
     06/13
     07/13
     08/13
     09/13
     10/13
     11/13
     12/13
     01/14
     02/14
     03/14
     04/14
     05/14
     06/14
     07/14
     08/14
     09/14
     10/14
     11/14
     12/14
     01/15
     02/15
     03/15
     04/15
     05/15
     06/15
     07/15
     08/15
     09/15

WAC Caps

   The information in the following table has been prepared in accordance with the Structuring Assumptions except for the following:

    o One-Month LIBOR and the Six-Month LIBOR Loan Index remain constant at 20.00%; and

    o prepayments on the mortgage loans occur at 100% of the Prepayment Assumption (i.e., Scenario III).

   It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the Prepayment Assumption or at any other constant percentage. Each WAC Cap is calculated based on an actual/360 basis for each Distribution Date and is as set forth in the following table. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans or the related WAC Cap on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

   Distribution      Loan Group I       Loan Group II
       Date           WAC Cap (%)        WAC Cap (%)
   ------------      ------------       -------------
      01/06
      02/06
      03/06
      04/06
      05/06
      06/06
      07/06
      08/06
      09/06
      10/06
      11/06
      12/06
      01/07
      02/07
      03/07
      04/07
      05/07
      06/07
      07/07
      08/07
      09/07
      10/07
      11/07
      12/07
      01/08
      02/08
      03/08
      04/08
      05/08
      06/08
      07/08
      08/08
      09/08
      10/08
      11/08
      12/08
      01/09
      02/09
      03/09
      04/09
      05/09
      06/09
      07/09
      08/09
      09/09
      10/09
      11/09
      12/09
      01/10
      02/10
      03/10
      04/10
      05/10
      06/10
      07/10
      08/10
      09/10
      10/10
      11/10
      12/10
      01/11
      02/11
      03/11
      04/11
      05/11
      06/11
      07/11
      08/11
      09/11
      10/11
      11/11
      12/11
      01/12
      02/12
      03/12
      04/12
      05/12
      06/12
      07/12
      08/12
      09/12
      10/12

   Distribution      Loan Group I       Loan Group II
       Date           WAC Cap (%)        WAC Cap (%)
   ------------      ------------       -------------
      11/12
      12/12
      01/13
      02/13
      03/13
      04/13
      05/13
      06/13
      07/13
      08/13
      09/13
      10/13
      11/13
      12/13
      01/14
      02/14
      03/14
      04/14
      05/14
      06/14
      07/14
      08/14
      09/14
      10/14
      11/14
      12/14
      01/15
      02/15
      03/15
      04/15
      05/15
      06/15
      07/15
      08/15
      09/15

Last Scheduled Distribution Date

   The last scheduled Distribution Date is the Distribution Date in December 2035.

   The last scheduled Distribution Date for each class of LIBOR Certificates is the date on which the initial Class Certificate Balance set forth on the cover page of this prospectus supplement for that class would be reduced to zero. The last scheduled Distribution Dates for all classes have been calculated as the Distribution Date occurring in the month following the month in which the latest maturity date of any mortgage loan occurs.

   Since the rate of distributions in reduction of the Class Certificate Balance of each class of LIBOR Certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the Class Certificate Balance of each class could be reduced to zero significantly earlier or later than the last scheduled Distribution Date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the Offered Certificates" above and "Yield and Prepayment Considerations" in the prospectus.

                         FEDERAL INCOME TAX CONSEQUENCES

   The discussion in this section and in the section "Federal Income Tax Consequences" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the LIBOR Certificates. References in this section and in the "ERISA Considerations" section of this prospectus supplement to the "Code" and "Sections" are to the Internal Revenue Code of 1986, as amended.

General

   The pooling and servicing agreement provides that certain segregated asset pools within the trust (exclusive, among other things, of the assets held in the Excess Reserve Fund Account, the Interest Rate Corridor Agreements and certain other accounts specified in the pooling and servicing agreement and the right of each class of LIBOR Certificates to receive Basis Risk Carry Forward Amounts) will comprise multiple REMICs (the "Trust REMICs") organized in a tiered REMIC structure. Each class of LIBOR Certificates represents (exclusive of the right to receive Basis Risk Carry Forward Amounts) a regular interest (a "Regular Interest") in a Trust REMIC. The Class R-1 and Class R-2 certificates will, in the aggregate, represent ownership of the sole class of residual interest in each of the Trust REMICs. In addition, each class of the LIBOR Certificates will represent a beneficial interest in the right to receive payments from the Excess Reserve Fund Account. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes.

   Upon the issuance of the LIBOR Certificates, Cadwalader, Wickersham & Taft LLP will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, the Trust REMICs will each qualify as a REMIC within the meaning of Section 860D of the Code.

Taxation of Regular Interests

   A holder of a class of LIBOR Certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of Regular Interests in the related Trust REMIC. In addition, the pooling and servicing agreement provides that each holder of a LIBOR Certificate will be treated as owning an interest in a limited recourse interest rate cap contract (the "Basis Risk Contracts") representing the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account. A holder of a LIBOR Certificate must allocate its purchase price for the LIBOR Certificate between its components - the Regular Interest component and the Basis Risk Contract component. To the extent the Basis Risk Contract component has significant value, the Regular Interest component will be viewed as having been issued with lesser premium or with an additional amount of original issue discount ("OID") (which could, in the case of the LIBOR Certificates, cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Federal Income Tax Consequences--Treatment by the REMIC of OID, Market Discount, and Amortizable Premium" in the prospectus.

   Upon the sale, exchange, or other disposition of a LIBOR Certificate, the holder must allocate the amount realized between the components of the LIBOR Certificate based on the relative fair market values of those components at the time of sale. Assuming that a LIBOR Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Basis Risk Contract component should be capital gain or loss and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Federal Income Tax Consequences--Gain or Loss on Disposition".

   Interest on the Regular Interest component of a LIBOR Certificate must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, the Regular Interest components of the LIBOR Certificates could be considered to have been issued with OID. See "Federal Income Tax Consequences--Treatment by the REMIC of OID, Market Discount, and Amortizable Premium" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID and market discount, or the amortization of bond premium, if any, will be a rate equal to 100% of the related Prepayment Assumption, as set forth under "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID.

Status of the LIBOR Certificates

   The Regular Interest components of the LIBOR Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association", and as "real estate assets" under Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the trust, exclusive of the Excess Reserve Fund Account, would be so treated. In addition, to the extent the Regular Interest component of a LIBOR Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of
Section 856(c)(3)(B) of the Code for a REIT. The Basis Risk Contract components of the LIBOR Certificates will not, however, qualify as assets described in
Section 7701(a)(19)(C) of the Code or as real estate assets under Section 856(c)(5)(B) of the Code.

The Basis Risk Contract Components

   Each holder of a LIBOR Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to the Basis Risk Contract component on the date it purchases its certificate. The Basis Risk Contract components are beneficially owned by the holders of the LIBOR Certificates in the portion of the trust fund, exclusive of the REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations").

   As indicated above, holders of the LIBOR Certificates must allocate the price they pay for such certificates between the Regular Interest component and the Basis Risk Contract component based on their relative fair market values. To the extent the Basis Risk Contract component is determined to have a value on the closing date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by holders of the LIBOR Certificates. A holder of a LIBOR Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of the Basis Risk Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Holders are urged to consult their tax advisors concerning the appropriate method of amortizing any Cap Premium. The Notional Principal Contract Regulations treat a nonperiodic payment made under a cap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Notional Principal Contract Regulations.

   Under the Notional Principal Contract Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk Contract must be netted against payments, if any, deemed made as a result of the Cap Premiums over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a Basis Risk Contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively. Individuals may be limited in their ability to deduct any such net deduction and should consult their tax advisors prior to investing in such certificates.

   Any amount of proceeds from the sale, redemption or retirement of a LIBOR Certificate that is considered to be allocated to the holder's rights under the applicable Basis Risk Contract would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to that LIBOR Certificate. A holder of such LIBOR Certificate will have gain or loss from such a termination of a Basis Risk Contract equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Contract.

   Gain or loss realized upon the termination of a Basis Risk Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

Other Matters

   For a discussion of information reporting, backup withholding and taxation of foreign investors in the certificates, see "Federal Income Tax
Consequences--Backup Withholding" and "--Taxation of Certain Foreign Holders of Debt Instruments" in the prospectus.

                              STATE AND LOCAL TAXES

   The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the LIBOR Certificates under the tax laws of any state, local or other jurisdiction. Investors considering an investment in the LIBOR Certificates may wish to consult their own tax advisors regarding these tax consequences.

                              ERISA CONSIDERATIONS

   The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, impose requirements on employee benefit plans subject to Title I of ERISA, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans, as well as on collective investment funds, separate accounts and other entities in which such plans, accounts or arrangements are invested (collectively, the "Plans") and on persons who bear certain relationships to such Plans. See "ERISA Considerations" in the prospectus.

   The U.S. Department of Labor (the "DOL") has granted an administrative exemption to Goldman, Sachs & Co. (Prohibited Transaction Exemption ("PTE") 89-88, Exemption Application No. D-7573, 54 Fed. Reg. 42582 (1989)) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include secured residential, commercial, and home equity loans such as the mortgage loans in the trust fund. The Exemption was amended by PTE 2000-58, Exemption Application No. D-10829, 65 Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67 Fed. Reg. 54487 (2002) to extend exemptive relief to certificates, including Subordinated Certificates, rated in the four highest generic rating categories in certain designated transactions, provided the conditions of the Exemption are met. The Exemption will apply to the acquisition, holding and resale of the Offered Certificates (the "ERISA Eligible Certificates") by a Plan, provided that specific conditions (certain of which are described below) are met.

      Among the conditions which must be satisfied for the Exemption, as amended, to apply to the ERISA Eligible Certificates are the following:

            (1) The acquisition of the ERISA Eligible Certificates by a Plan is on terms (including the price for the ERISA Eligible Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

            (2) The ERISA Eligible Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from S&P, Moody's or Fitch, Inc.;

            (3) The trustee is not an affiliate of any other member of the Restricted Group (as defined below) other than an underwriter;

            (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the ERISA Eligible Certificates represents not more than reasonable compensation for underwriting the ERISA Eligible Certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the ERISA Eligible Certificates to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the pooling and servicing agreement and reimbursement of the servicer's reasonable expenses in connection with its services; and

            (5) The Plan investing in the ERISA Eligible Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

   Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest prohibited transactions that may arise when a Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements, (i) in the case of the acquisition of ERISA Eligible Certificates in connection with the initial issuance, at least 50% of each class of ERISA Eligible Certificates and at least 50% of the aggregate interests in the trust fund are acquired by persons independent of the Restricted Group (as defined below), (ii) the Plan's investment in ERISA Eligible Certificates does not exceed 25% of each class of ERISA Eligible Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of any Plan for which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity, and (iv) the fiduciary or its affiliate is an obligor with respect to obligations representing no more than 5% of the fair market value of the obligations in the trust. This relief is not available to Plans sponsored by the depositor, the underwriter, the trustee, the servicer, any obligor with respect to mortgage loans included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of such parties (the "Restricted Group").

   The depositor believes that the Exemption will apply to the acquisition and holding by Plans of the ERISA Eligible Certificates sold by the underwriter and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date of this prospectus supplement, there is no obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets of the trust fund.

   Each purchaser that is a Plan or that is investing on behalf of or with plan assets of a Plan in reliance on the Exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act.

   The rating of a certificate may change. If a class of certificates no longer has a rating of at least BBB- or its equivalent, then certificates of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificates when it had a permitted rating would not be required by the Exemption to dispose of it).

   Employee benefit plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to applicable provisions of other federal and state laws materially similar to the provisions of ERISA or the Code.

   Any Plan fiduciary who proposes to cause a Plan to purchase ERISA Eligible Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of ERISA Eligible Certificates. Assets of a Plan or individual retirement account should not be invested in the ERISA Eligible Certificates unless it is clear that the assets of the trust fund will not be plan assets or unless it is clear that the Exemption or another applicable prohibited transaction exemption will apply and exempt all potential prohibited transactions.

                                LEGAL INVESTMENT

   The LIBOR Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, and as a result, the appropriate characterization of the LIBOR Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Offered Certificates, is subject to significant interpretive uncertainties.

   No representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the Offered Certificates may adversely affect the liquidity of the Offered Certificates.

   Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult their own legal advisors in determining whether, and to what extent, the Offered Certificates will constitute legal investments for them or are subject to investment, capital or other restrictions.

   See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

   The validity of the certificates and certain federal income tax matters will be passed upon for the depositor and the underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York.

                                     RATINGS

   In order to be issued, the Offered Certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"):

                        Class             S&P   Moody's
                        -----             ---   -------
                        A-1A..........    AAA     Aaa
                        A-1B..........    AAA     Aaa
                        A-2A..........    AAA     Aaa
                        A-2B..........    AAA     Aaa
                        A-2C..........    AAA     Aaa
                        M-1...........    AA+     Aa2
                        M-2...........     AA     Aa3
                        M-3...........    AA-      A2
                        M-4...........     A+      A3
                        M-5...........     A      Baa1
                        M-6...........     A-     Baa2

   A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, take into account the existence of the Interest Rate Corridor Agreements or constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Basis Risk Carry Forward Amount or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041, and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007.

   A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the Offered Certificates by S&P or Moody's are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

                                GLOSSARY OF TERMS

   The following terms have the meanings given below when used in this prospectus supplement.

   "Accrued Certificate Interest" means, for each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute, as described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Adjustment Date" has the meaning set forth in "The Mortgage Loan Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

   "Applied Realized Loss Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "ARM" means an adjustable rate mortgage loan.

   "Assignment Agreement" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

   "Available Funds" means, with respect to any Distribution Date, the sum of the following amounts, to the extent received by the trustee, with respect to the mortgage loans, net of amounts payable or reimbursable to the depositor, the servicer, the custodian and the trustee, if any, payable with respect to that Distribution Date: (i) the aggregate amount of monthly payments on the mortgage loans due on the due date in the related Due Period and received by the servicer on or prior to the related Determination Date, after deduction of the related servicing fee and trustee fee for that Distribution Date, together with any related P&I Advance on that Distribution Date, (ii) certain unscheduled payments in respect of the mortgage loans received by the servicer during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds and net Liquidation Proceeds, excluding Prepayment Premiums, (iii) Compensating Interest payments in respect of prepayment interest shortfalls for that Distribution Date, (iv) the proceeds from repurchases of mortgage loans, and any Substitution Adjustment Amounts in connection with the substitution of mortgage loans, received with respect to that Distribution Date, and (v) all proceeds received with respect to any optional clean-up call. The holders of the Class P certificates will be entitled to all Prepayment Premiums received on the mortgage loans and such amounts will not be part of Available Funds or available for distribution to the holders of the LIBOR Certificates.

   "Basic Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for that Distribution Date.

   "Basis Risk Carry Forward Amount" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "Basis Risk Contracts" has the meaning set forth in "Federal Income Tax Consequences--Taxation of Regular Interests" in this prospectus supplement.

   "Basis Risk Payment" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "Class A certificates" means the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C certificates, collectively.

   "Class A Certificate Group" means either the Class A-1 Certificate Group or the Class A-2 Certificate Group, as applicable.

   "Class A Principal Allocation Percentage" for any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificate Group, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the group I mortgage loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Certificate Group, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the group II mortgage loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

   "Class A Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (A) the aggregate Class Certificate Balance of the Class A certificates immediately prior to that Distribution Date over (B) the lesser of (x) 52.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class A-1 Certificate Group" means the Class A-1A certificates and Class A-1B certificates collectively.

   "Class A-1 Interest Rate Corridor Agreement" has the meaning set forth in "Description of the Certificates--Interest Rate Corridor Agreements" in this prospectus supplement.

   "Class A-2 Certificate Group" means the Class A-2A, Class A-2B and Class A-2C certificates, collectively.

   "Class A-2 Interest Rate Corridor Agreement" has the meaning set forth in "Description of the Certificates--Interest Rate Corridor Agreements" in this prospectus supplement.

   "Class B-1 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date) and (h) the Class Certificate Balance of the Class B-1 certificates immediately prior to that Distribution Date, over the lesser of (a) 87.40% of the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class B-2 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that Distribution Date) and (i) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date, over the lesser of (a) 89.30% of the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class B-3 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that Distribution Date), (i) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that Distribution Date) and (j) the Class Certificate Balance of the Class B-3 certificates immediately prior to that Distribution Date, over the lesser of (a) 91.30% of the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class Certificate Balance" means, with respect to any class of LIBOR Certificates as of any Distribution Date, the initial Class Certificate Balance of that class reduced by the sum of:

    o all amounts previously distributed to holders of certificates of that class as payments of principal, and

    o the amount of any Applied Realized Loss Amounts previously allocated to that class of certificates;

provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any class or classes of certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such class or classes).

   "Class M Interest Rate Corridor Agreement" has the meaning set forth in "Description of the Certificates--Interest Rate Corridor Agreements" in this prospectus supplement.

   "Class M-1 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) 66.20% of the aggregate Stated Principal Balances of the mortgage loans for that

Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-2 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) 70.30% of the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-3 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), and (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that Distribution Date, over the lesser of (a) 77.40% of the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-4 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), and (e) the Class Certificate Balance of the Class M-4 certificates immediately prior to that Distribution Date, over the lesser of (a) 80.50% of the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-5 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the

Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), and (f) the Class Certificate Balance of the Class M-5 certificates immediately prior to that Distribution Date, over the lesser of (a) 83.30% of the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-6 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), and (g) the Class Certificate Balance of the Class M-6 certificates immediately prior to that Distribution Date, over the lesser of (a) 85.10% of the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Code" has the meaning set forth in "Federal Income Tax Consequences" in this prospectus supplement.

   "Combined loan-to-value ratio" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

   "Compensating Interest" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

   "Condemnation Proceeds" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

   "Credit Scores" has the meaning set forth in "The Mortgage Loan Pool--Credit Scores" in this prospectus supplement.

   "Determination Date" means, for each Distribution Date, the 18th of the month in which that Distribution Date occurs, or, if that day is not a business day, the immediately preceding business day.

   "Distribution Date" has the meaning set forth in "Description of the Certificates--Distributions" in this prospectus supplement.

   "DOL" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Due Period" means, with respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day in the calendar month in which that Distribution Date occurs.

   "ERISA" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Excess Overcollateralized Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Excess Reserve Fund Account" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Exemption" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Expense Fee Rate" means, with respect to any mortgage loan, a per annum rate equal to the sum of the servicing fee rate and the trustee fee rate. The Expense Fee Rate is not expected to exceed 0.51%. See "The Pooling and Servicing Agreement--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" in this prospectus supplement.

   "Extra Principal Distribution Amount" means, as of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Overcollateralization Deficiency for that Distribution Date.

   "Fitch" means Fitch, Inc.

   "Gross Margin" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

   "Group I Sequential Trigger Event" has the meaning set forth in "Description of the Certificates--Distribution of Interest and Principal" in this prospectus supplement.

   "GSMC" means Goldman Sachs Mortgage Company, a New York limited partnership.

   "Index" shall mean the Six-Month LIBOR Loan Index.

   "Initial Cap" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

   "Insurance Proceeds" means, with respect to each mortgage loan, proceeds of insurance policies insuring the related mortgaged property.

   "Interest Accrual Period" means, for any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the closing date) and ending on the day immediately preceding the current Distribution Date.

   "Interest Rate Corridor Agreement" means the Class A-1 Interest Rate Corridor Agreement, the Class A-2 Interest Rate Corridor Agreement or the Subordinated Interest Rate Corridor Agreement, as applicable.

   "Interest Rate Corridor Payment" means, for any Distribution Date and any Interest Rate Corridor Agreement, the amount paid by the Corridor Agreement Provider under the related Interest Rate Corridor Agreement.

   "Interest Remittance Amount" means, with respect to any Distribution Date and the mortgage loans in a loan group, that portion of Available Funds attributable to interest relating to the mortgage loans in that loan group.

   "LIBOR Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

   "LIBOR Determination Date" means, with respect to any Interest Accrual Period, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

   "Liquidation Proceeds" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through a trustee's sale, foreclosure sale or otherwise, including any Subsequent Recoveries.

   "Litton" means Litton Loan Servicing LP, a Delaware limited partnership.

   "Loan-to-value ratio" or "LTV" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

   "Loan Group I WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Loan Group II WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Maximum Rate" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

   "Minimum Rate" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

   "Moody's" means Moody's Investors Service, Inc.

   "Net Monthly Excess Cash Flow" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Offered Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

   "One-Month LIBOR" means, with respect to any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The trustee will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the trustee (after consultation with the depositor), at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

   "Original loan-to-value ratio" has the meaning set forth in "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement.

   "Original Sale Date" means October 28, 2005.

   "Overcollateralization Deficiency" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Overcollateralization Floor" means 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date.

   "Overcollateralization Reduction Amount" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Overcollateralized Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "P&I Advances" means advances made by the servicer on each Distribution Date with respect to delinquent payments of interest and principal on the mortgage loans, less the servicing fee.

   "Pass-Through Rate" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Periodic Cap" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

   "Plan" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Prepayment Assumption" has the meaning set forth in "Prepayment and Yield Considerations--Structuring Assumptions" in the prospectus supplement.

   "Prepayment Period" means, with respect to any Distribution Date, the calendar month preceding the month in which that Distribution Date occurs.

   "Prepayment Premium" has the meaning set forth in "The Mortgage Loan Pool--Prepayment Premiums" in this prospectus supplement.

   "Principal Distribution Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Principal Remittance Amount" means, with respect to any Distribution Date, to the extent of funds available for distribution as described in this prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, (ii) all full and partial principal prepayments received on the mortgage loans during the related Prepayment Period, (iii) all net Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the mortgage loans allocable to principal and received during the related Prepayment Period, (iv) the portion of the repurchase price allocable to principal with respect to each mortgage loan that was repurchased with respect to that Distribution Date, (v) the portion of Substitution Adjustment Amounts allocable to principal received in connection with the substitution of any mortgage loan as of that Distribution Date, and
(vi) the portion of the proceeds received with respect to any optional clean-up call (to the extent they relate to principal).

   "PTE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Record Date" means, with respect to any Distribution Date and the LIBOR Certificates, the last business day of the related Interest Accrual Period, unless the LIBOR Certificates are issued in definitive form, in which case the Record Date will be the last business day of the month immediately preceding the month in which that Distribution Date occurs.

   "Reference Banks" means leading banks selected by the trustee (after consultation with the depositor) and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

   "Regular Interest" has the meaning set forth in "Federal Income Tax Consequences--General" in this prospectus supplement.

   "REIT" has the meaning set forth in "Federal Income Tax Consequences" in this prospectus supplement.

   "Restricted Group" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

   "Senior Enhancement Percentage" means, with respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution
Date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

   "Senior Specified Enhancement Percentage" on any date of determination is approximately 48.00%.

   "Servicer Remittance Date" means, with respect to any Distribution Date, the business day immediately preceding that Distribution Date.

   "Servicing Rights Pledgee" has the meaning set forth in "The Pooling and Servicing Agreement --Pledge and Assignment of Servicer's Rights" in this prospectus supplement.

   "Six-Month LIBOR Loan Index" has the meaning set forth in "The Mortgage Loan Pool--The Index" in this prospectus supplement.

   "Specified Overcollateralized Amount" means, prior to the Stepdown Date, an amount equal to 4.35% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date; on and after the Stepdown Date, an amount equal to 8.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject, until the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead will remain the same as the prior period's Specified Overcollateralized Amount until the Distribution Date on which a Trigger Event is no longer occurring. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Overcollateralized Amount will thereafter equal zero.

   "Stated Principal Balance" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the cut-off date after giving effect to payments of principal due on or before such date, minus (ii) all amounts previously remitted to the trustee with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any mortgage loan that has prepaid in full or has been liquidated during the related Prepayment Period will be zero.

   "Stepdown Date" means the earlier to occur of (a) the date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero and (b) the later to occur of (i) the Distribution Date in January 2009 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

   "Structuring Assumptions" has the meaning set forth in "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement.

   "Subordinated Interest Rate Corridor Agreement" has the meaning set forth in "Description of the Certificates--Interest Rate Corridor Agreements" in this prospectus supplement.

   "Subordinated Certificates" means any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates.

   "Subsequent Recovery" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Substitute Mortgage Loan" means a mortgage loan substituted by WMC or GSMC, as applicable, for a mortgage loan that is in breach of WMC's or GSMC's (as applicable) representations and warranties regarding the mortgage loans, which must, on the date of such substitution (i) have a principal balance, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess of the principal balance of the mortgage loan in breach; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the mortgage loan in breach; (iii) have a loan-to-value ratio no higher than that of the mortgage loan in breach; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the mortgage loan in breach; and (v) comply with each representation and warranty made by WMC or GSMC, as applicable.

   "Substitution Adjustment Amount" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

   "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

   "Total Monthly Excess Spread" means, with respect to any Distribution Date, the excess, if any, of (x) the interest collected on the mortgage loans by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, net of the servicing fee and the trustee fee, over (y) the amounts paid to the classes of certificates pursuant to clause (i) under the fourth full paragraph of "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Trigger Event," with respect to any Distribution Date, means the circumstances in which (i) the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of the mortgage loans that are 60 days delinquent or more, including mortgage loans in foreclosure, all REO properties and mortgage loans where the mortgagor has filed for bankruptcy, and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 33.00% of the Senior Enhancement Percentage as of the last day of the prior Due Period or
(ii) the aggregate amount of realized losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such Distribution
Date:

  Distribution Date Occurring In                                  Loss Percentage
--------------------------------------  -----------------------------------------------------------------

January 2008 through                    1.40% for the first month, plus an additional 1/12th of 1.70% for
December 2008                           each month thereafter

January 2009 through                    3.10% for the first month, plus an additional 1/12th of 1.70% for
December 2009                           each month thereafter

January 2010 through                    4.80% for the first month, plus an additional 1/12th of 1.70% for
December 2010                           each month thereafter

January 2011 through                    6.20% for the first month, plus an additional 1/12th of 0.40% for
December 2011                           each month thereafter

January 2012 and thereafter             6.90%


   "Trust REMIC" has the meaning set forth in "Federal Income Tax
Consequences--General" in this prospectus supplement.

   "Underwriting Guidelines" has the meaning set forth in "The Mortgage Loan Pool--Underwriting Guidelines" in this prospectus supplement.

   "Unpaid Interest Amount" for any class of certificates and any Distribution Date will equal the sum of (a) the portion of Accrued Certificate Interest from Distribution Dates prior to the current Distribution Date remaining unpaid immediately prior to the current Distribution Date, and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

   "WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "WMC" means WMC Mortgage Corp., a California corporation.

   "WMC Agreements" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

                                     ANNEX I

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, societe anonyme, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

   1. from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

   2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the LIBOR Certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

   3. from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

   4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of an Offered Certificate):

        (a) if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

            (i) stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

            (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

            (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

            (iv) providing any other information, certifications, or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations; or

        (b) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

            (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

            (ii) certifying that the nonqualified intermediary is not acting for its own account,

            (iii) certifying that the nonqualified intermediary has provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

            (iv) providing any other information, certifications or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

   5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the Offered Certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

   All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, societe anonyme, Euroclear or DTC may be subject to backup withholding unless the holder--

                (i) provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

                (ii) provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

                (iii) can be treated as an "exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

   This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                    ANNEX II

                     CLASS A-1 INTEREST RATE CORRIDOR STRIKE
                 RATE AND NOTIONAL AMOUNT AMORTIZATION SCHEDULE

                            1
                            2
                            3
                            4
                            5
                            6
                            7
                            8
                            9
                           10
                           11
                           12
                           13
                           14
                           15
                           16
                           17
                           18
                           19
                           20
                           21
                           22
                           23




-------------

* Subject to adjustment in accordance with the Modified Following Business Day Convention

                                    ANNEX III

                     CLASS A-2 INTEREST RATE CORRIDOR STRIKE
                 RATE AND NOTIONAL AMOUNT AMORTIZATION SCHEDULE


                                            Class A-2
                        Distribution      Interest Rate
                           Period        Corridor Strike
                          (months)          Rate (%)
                        ------------     ---------------
                             1
                             2
                             3
                             4
                             5
                             6
                             7
                             8
                             9
                            10
                            11
                            12
                            13
                            14
                            15
                            16
                            17
                            18
                            19
                            20
                            21
                            22
                            23


                                     III-1

                                    ANNEX IV

                                   SUBORDINATE
                          INTEREST RATE CORRIDOR STRIKE
                                  RATE SCHEDULE

                                            Subordinate
                         Distribution      Interest Rate
                            Period        Corridor Strike
                           (months)          Rate (%)
                         -------------    ---------------
                              1
                              2
                              3
                              4
                              5
                              6
                              7
                              8
                              9
                             10
                             11
                             12
                             13
                             14
                             15
                             16
                             17
                             18
                             19
                             20
                             21
                             22
                             23
                             24
                             25
                             26
                             27
                             28
                             29
                             30
                             31
                             32
                             33
                             34

                                   SCHEDULE A

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           GSAMP 2005-WMC3 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                  $682,952,000
                                Approximate(1)(4)

                                 GSAMP 2005-WMC3
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

                                               Initial
                Approximate     Expected        Pass-       Estimated    Principal
                 Principal       Credit        Through      Avg. Life     Payment      S&P/ Moody's
Certificates   Balance(1) (4)   Support        Rate(5)      (yrs)(2)    Window(2)(3)     Ratings
------------   --------------   --------    -------------   ---------   ------------   ------------
A-1A             $238,482,000      24.00%   LIBOR + [__]%        2.04   01/06-02/12     AAA / Aaa
A-1B              $26,498,000      24.00%   LIBOR + [__]%        2.04   01/06-02/12     AAA / Aaa
A-2A             $160,560,000      24.00%   LIBOR + [__]%        1.00   01/06-10/07     AAA / Aaa
A-2B             $122,917,000      24.00%   LIBOR + [__]%        3.00   10/07-02/12     AAA / Aaa
A-2C              $12,368,000      24.00%   LIBOR + [__]%        6.16   02/12-02/12     AAA / Aaa
M-1               $52,393,000      16.90%   LIBOR + [__]%        4.72   09/09-02/12     AA+ / Aa2
M-2               $15,128,000      14.85%   LIBOR + [__]%        4.51   07/09-02/12      AA / Aa3
M-3               $26,196,000      11.30%   LIBOR + [__]%        4.43   05/09-02/12      AA- / A2
M-4               $11,438,000       9.75%   LIBOR + [__]%        4.37   04/09-02/12      A+ / A3
M-5               $10,331,000       8.35%   LIBOR + [__]%        4.35   04/09-02/12      A / Baa1
M-6                $6,641,000       7.45%   LIBOR + [__]%        4.32   03/09-02/12     A- / Baa2
Total            $682,952,000

Non-Offered Certificates

B-1                $8,486,000       6.30%   LIBOR + [__]%      N/A          N/A            N/A
B-2                $7,011,000       5.35%   LIBOR + [__]%      N/A          N/A            N/A
B-3                $7,379,000       4.35%   LIBOR + [__]%      N/A          N/A            N/A

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The last scheduled distribution date for the Certificates is the Distribution Date in December 2035.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.

Selected Mortgage Pool Data(6)

                                                              Group I                           Group II
                                                   ------------------------------    ------------------------------
                                                   Adjustable Rate    Fixed Rate     Adjustable Rate    Fixed Rate      Aggregate
                                                   ---------------    -----------    ---------------    -----------    ------------
Scheduled Principal Balance:                          $290,557,033    $60,716,292       $320,482,654    $71,675,231    $743,431,210
Number of Loans                                              1,347            726                938            798           3,809
Average Scheduled Principal Balance:                      $215,707        $83,631           $341,666        $89,819        $195,178
Weighted Average Gross Coupon:                               6.975%         8.759%             6.927%         9.237%          7.318%
Weighted Average Net Coupon(7):                              6.465%         8.249%             6.417%         8.727%          6.808%
Weighted Average Current FICO Score:                           633            649                640            659             640
Weighted Average Original LTV Ratio(8):                      80.04%         48.51%             81.22%         35.85%          73.71%
Weighted Average Combined Original LTV Ratio(8):             80.04%         88.81%             81.22%         91.89%          82.41%
Weighted Average Std. Remaining Term (months):                 359            260                359            230             338
Weighted Average Seasoning (months):                             1              1                  1              1               1
Weighted Average Months to Roll(9):                             25              0                 26              0              25
Weighted Average Gross Margin(9):                             6.32%          0.00%              6.48%          0.00%           6.40%
Weighted Average Initial Rate Cap(9):                         2.99%          0.00%              3.03%          0.00%           3.01%
Weighted Average Periodic Rate Cap(9):                        1.00%          0.00%              1.00%          0.00%           1.00%
Weighted Average Gross Max. Lifetime Rate(9):                13.48%          0.00%             13.43%          0.00%          13.45%
Silent Seconds:                                               3.44%          1.00%              3.81%          0.43%           3.11%

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.

(8) Calculated using Original LTV with respect to first lien loans and Combined Original LTV with respect to second lien loans.

(9) Represents the weighted average of the adjustable rate mortgage loans in the related loan group or loan groups.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of sub-prime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by WMC Mortgage Corp. ("WMC").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 4.35%, and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05WM3" and on Bloomberg as "GSAMP 05-WMC3."

o This transaction will contain three one-month LIBOR interest rate corridor agreements (the "Class A-1 Interest Rate Corridor", the "Class A-2 Interest Rate Corridor" and the "Subordinate Interest Rate Corridor"). The Class A-1 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class A-1 Certificates. The Class A-2 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class A-2 Certificates. The Subordinate Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class M and Class B Certificates. (See Appendix A for interest rate corridor details.)

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:        December 28, 2005.

Cut-off Date:                 December 1, 2005.

Statistical Calculation
Date:                         November 1, 2005.

Expected Pricing Date:        On or before December 16, 2005.

First Distribution Date:      January 25, 2006.

Key Terms

Offered Certificates:         Class A, Class M-1, Class M-2, Class M-3, Class
                              M-4, Class M-5 and Class M-6 Certificates.

Non-Offered
Certificates:                 Class B-1, Class B-2 and Class B-3 Certificates.

LIBOR Certificates:           Offered and Non-Offered Certificates.

Class A-1 Certificates        Class A-1A and Class A-1B Certificates.

Class A-2 Certificates        Class A-2A, Class A-2B and Class A-2C
                              Certificates.

Class A Certificates          Class A-1 and Class A-2 Certificates.

Class M Certificates:         Class M-1, Class M-2, Class M-3, Class M-4, Class
                              M-5 and Class M-6 Certificates.

Class B Certificates:         Class B-1, Class B-2 and Class B-3 Certificates.

Depositor:                    GS Mortgage Securities Corp.

Lead Manager:                 Goldman, Sachs & Co.

Servicer:                     Litton Loan Servicing LP.

Trustee:                      Deutsche Bank National Trust Company.

Servicing Fee Rate:           50 bps.

Trustee Fee Rate:             No more than 1 bp.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Expense Fee Rate:             The Servicing Fee Rate and the Trustee Fee Rate.

Distribution Date:            25th day of the month or the following business
                              day.

Record Date:                  For any Distribution Date, the last business day
                              of the Interest Accrual Period.

Delay Days:                   0 day delay on all Certificates.

Prepayment Period:            The calendar month prior to the Distribution Date.

Due Period:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs.

Day Count:                    Actual/360 basis.

Interest Accrual Period:      The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                   Adjustable rate mortgage loans:

                              o 2/28s: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate 2.273% increase per month), remains at 30% CPR in months 13 - 24; increases to 60% CPR in months 25 - 27 and decreasing to 35% CPR thereafter; and

                              o 3/27s: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate 2.273% increase per month), remains at 30% CPR in months 13 - 36; increases to 60% CPR in months 37 - 39 and decreasing to 35% CPR thereafter.

                              Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:               The trust will consist of sub-prime, fixed and
                              adjustable rate, first and second lien residential mortgage loans.

Group I Mortgage Loans:       Approximately $351,273,325 of Mortgage Loans with
                              original principal balances as of the Statistical
                              Calculation Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie
                              Mae or Freddie Mac.

Group II Mortgage Loans:      Approximately $392,157,885 of Mortgage Loans with
                              original principal balances as of the Statistical
                              Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set Fannie Mae or Freddie Mac.

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 8% CPR:

                              Initial Gross WAC(1):                      7.3180%
                                 Less Expense Fee Rate(2):               0.5100%
                                                                         ------
                              Net WAC(1):                                6.8080%
                                 Less Initial LIBOR Certificate
                                    Coupon (Approx.)(3):                 4.2143%
                                                                         ------
                              Initial Excess Spread(1):                  2.5937%

                              (1) This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.

                              (2) Includes the Servicing Fee Rate and Trustee Fee Rate.

                              (3) Assumes 1-month LIBOR equal to 4.36190% and initial marketing spreads. This amount will vary on each Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:           Yes as to principal and interest, subject to
                              recoverability.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:        The Servicer will pay compensating interest up to
                              the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from principal prepayments on the Mortgage Loans during the related Prepayment Period and (B) one-half of the aggregate Servicing Fee received by the Servicer for that Distribution Date.

Interest Rate Corridor
Provider Goldman Sachs Capital Markets, L.P. The short-term unsecured debt obligations of the guarantor of the Corridor Provider, The Goldman Sachs Group, Inc., are rated "P-1" by Moody's Investors Service, Inc., "A-1" by Standard & Poor's Ratings Services and "F1+" by Fitch Ratings. The long-term unsecured debt obligations of the guarantor are rated "Aa3" by Moody's, "A+" by S&P and "AA-" by Fitch.

Optional Clean-up Call:       The transaction has a 10% optional clean-up call.

Rating Agencies:              Standard & Poor's Ratings Services, a division of
                              The McGraw-Hill Companies, Inc. and Moody's
                              Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:         $25,000 with regard to each of the Offered
                              Certificates.

Legal Investment:             The Certificates will not be SMMEA eligible.

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the LIBOR Certificates". Prior to the Step-down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 4.35% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 8.70% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate of the class certificate balances of the Class A Certificates have been reduced to zero and
(B) the later to occur of:

(x)   the Distribution Date occurring in January 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 48.00%.

Class   Initial Credit Enhancement Percentage(1)   Step-Down Date Percentage
-----   ----------------------------------------   -------------------------
  A                      24.00%                             48.00%
 M-1                     16.90%                             33.80%
 M-2                     14.85%                             29.70%
 M-3                     11.30%                             22.60%
 M-4                     9.75%                              19.50%
 M-5                     8.35%                              16.70%
 M-6                     7.45%                              14.90%
 B-1                     6.30%                              12.60%
 B-2                     5.35%                              10.70%
 B-3                     4.35%                               8.70%

(1)   Includes overcollateralization percentage.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 33.00% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

     Distribution Dates                 Cumulative Realized Loss Percentage
-----------------------------       --------------------------------------------

December 2007 - November 2008       1.40% for the first month, plus an
                                    additional 1/12th of 1.70% for each month thereafter

December 2008 - November 2009       3.10% for the first month, plus an
                                    additional 1/12th of 1.70% for each month thereafter

December 2009 - November 2010       4.80% for the first month, plus an
                                    additional 1/12th of 1.40% for each month thereafter

December 2010 - November 2011       6.20% for the first month, plus an
                                    additional 1/12th of 0.70% for each month thereafter

December 2011 and thereafter        6.90%

Group I Sequential Trigger. A Group I Sequential Trigger Event is in effect on any Distribution Date before the 25th Distribution Date, if the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 1.40%, or, on or after the 25th Distribution Date, if a Trigger Event is in effect.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable, (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable pass-through rate (without regard to the related WAC Cap or applicable loan group cap) over interest due on such class of Certificates at a rate equal to their capped pass-through rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable pass-through rate (without regard to the related WAC Cap or applicable loan group cap).

Accrued Certificate Interest. For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Class A Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Class A Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Group I Principal Distribution Allocation. Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata among the Class A-1A and Class A-1B Certificates, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their class certificate balance has been reduced to zero, and then to the Class A-1B Certificates, until their class certificate balance has been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1A and Class A-1B Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2A, Class A-2B and Class A-2C Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

(i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

(ii) the principal portion of all partial and full prepayments received during the related prepayment period,

(iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

(iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

(vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i)


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

approximately 52.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 66.20% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 70.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.40% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

payment of the Class B-2 Principal Distribution Amount on such Distribution
Date) and (J) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1A and Class A-1B Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B and Class A-2C Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the LIBOR Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Certificates in accordance with the Group I Principal Distribution Allocation described above until the class certificate balances thereof have been reduced to zero; and

      (b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, allocated sequentially, to the Class A-2A, Class A-2B and Class A-2C Certificates, in each case until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (i)(a) and (i)(b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (i)(a) or (i)(b) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      concurrently,

         (a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Certificates in accordance with the Group I Principal Distribution Allocation described above until the class certificate balances thereof have been reduced to zero; and

         (b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, allocated sequentially, to the Class A-2A, Class A-2B and Class A-2C Certificates, in each case, until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-1A and Class A-1B Certificates as one class and the Class A-2A, Class A-2B and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-1 Certificates being allocated pro rata between the Class A-1A and Class A-1B Certificates and the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B and Class A-2C Certificates.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

(iii) to the Class A Certificates, Basis Risk Carry Forward Amount to the Class A Certificates (in each case to the extent not covered by payments from the related Interest Rate Corridor) pro rata by their respective class certificate balance, and

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates any Basis Risk Carry Forward Amount (in each case to the extent not covered by payments from the related Interest Rate Corridor) for such classes.

Interest Rate Corridor Payments. For any Distribution Date, payments from the Class A-1, Class A-2 and Subordinate Interest Rate Corridors shall be paid concurrently as follows:

      (a) from any available Class A-1 Interest Rate Corridor payments, pro rata by class certificate balance, to the Class A-1 Certificates, up to their respective remaining Basis Risk Carry Forward Amounts,

      (b) from any available Class A-2 Interest Rate Corridor payments, pro rata by class certificate balance, in each case, to the Class A-2 Certificates, up to their respective remaining Basis Risk Carry Forward Amounts, and

      (c) from any available Subordinate Interest Rate Corridor payments, pro rata by class certificate balance, in each case, to the Class M and Class B Certificates, up to their respective remaining Basis Risk Carry Forward Amounts.

Allocation of Realized Losses. All realized losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-3 Certificates, fourth to the Class B-2 Certificates, fifth to the Class B-1 Certificates, sixth to the Class M-6 Certificates, seventh to the Class M-5 Certificates, eighth to the Class M-4 Certificates, ninth to the Class M-3 Certificates, tenth to the Class M-2 Certificates and eleventh to the Class M-1 Certificates. An allocation of any realized losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

Product                    No Penalty   1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months          Total
----------------------   ------------   -----------   ------------   ------------   ------------   ------------   ------------
10 YR ARM                    $815,233            $0             $0     $2,387,472             $0             $0     $3,202,705
10 YR ARM IO                        0             0              0        174,300              0              0        174,300
2 YR ARM                   82,649,516     4,616,301    101,496,827      1,934,913              0              0    190,697,557
2 YR ARM BALLOON 40/30     69,672,144    10,129,297    180,078,032        904,037              0              0    260,783,510
2 YR ARM IO                22,061,279     4,669,000     72,346,136        265,000              0              0     99,341,415
3 YR ARM                    6,640,144             0        938,525      5,789,764              0              0     13,368,433
3 YR ARM BALLOON 40/30      3,466,544       602,042      1,244,848      3,257,720              0              0      8,571,155
3 YR ARM IO                 5,356,405             0        404,000      3,589,564              0              0      9,349,969
5 YR ARM                    1,914,866             0        855,364      3,784,761              0              0      6,554,991
5 YR ARM BALLOON 40/30      1,274,236       349,857        564,648      6,157,798              0              0      8,346,539
5 YR ARM IO                 2,450,350             0        435,800      6,440,550              0              0      9,326,700
6 MO ARM                      230,320             0      1,092,093              0              0              0      1,322,413
FIXED                      15,320,297     3,309,080      2,511,872     20,142,178              0              0     41,283,428
FIXED BALLOON 30/15        35,085,369     2,633,619     41,340,524        753,730              0              0     79,813,243
FIXED BALLOON 40/30         1,719,073             0      5,147,961      4,427,818              0              0     11,294,852
----------------------   ------------   -----------   ------------   ------------   ------------   ------------   ------------
Total                    $248,655,777   $26,309,197   $408,456,631    $60,009,606             $0             $0   $743,431,210
======================   ============   ===========   ============   ============   ============   ============   ============

Product                  No Penalty    1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
----------------------   ----------    -----------    ------------    ------------    ------------    ------------
10 YR ARM                      0.11%          0.00%           0.00%           0.32%           0.00%           0.00%
10 YR ARM IO                   0.00           0.00            0.00            0.02            0.00            0.00
2 YR ARM                      11.12           0.62           13.65            0.26            0.00            0.00
2 YR ARM BALLOON 40/30         9.37           1.36           24.22            0.12            0.00            0.00
2 YR ARM IO                    2.97           0.63            9.73            0.04            0.00            0.00
3 YR ARM                       0.89           0.00            0.13            0.78            0.00            0.00
3 YR ARM BALLOON 40/30         0.47           0.08            0.17            0.44            0.00            0.00
3 YR ARM IO                    0.72           0.00            0.05            0.48            0.00            0.00
5 YR ARM                       0.26           0.00            0.12            0.51            0.00            0.00
5 YR ARM BALLOON 40/30         0.17           0.05            0.08            0.83            0.00            0.00
5 YR ARM IO                    0.33           0.00            0.06            0.87            0.00            0.00
6 MO ARM                       0.03           0.00            0.15            0.00            0.00            0.00
FIXED                          2.06           0.45            0.34            2.71            0.00            0.00
FIXED BALLOON 30/15            4.72           0.35            5.56            0.10            0.00            0.00
FIXED BALLOON 40/30            0.23           0.00            0.69            0.60            0.00            0.00
----------------------   ----------    -----------    ------------    ------------    ------------    ------------
Total                         33.45%          3.54%          54.94%           8.07%           0.00%           0.00%
======================   ==========    ===========    ============    ============    ============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance of all of the Mortgage Loans as of the Statistical Calculation Date unless otherwise noted.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Offered Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month Forward LIBOR curves as of December 9, 2005 are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

o     Assumes bonds pay on 25th of month

                                  First Dollar of Loss           LIBOR Flat                 0% Return
                                  ---------------------     ---------------------     ---------------------
Class M-1   CDR (%)                               31.08                     31.51                     33.88
            Yield (%)                            5.3058                    4.8513                    0.0214
            WAL                                    3.41                      3.33                      3.19
            Modified Duration                      3.09                      3.02                      3.01
            Principal Window              May09 - May09             Apr09 - Apr09             Mar09 - Mar09
            Principal Writedown         20,031.11 (0.04%)        867,055.57 (1.65%)     8,875,626.38 (16.94%)
            Total Collat Loss     144,128,944.19 (19.53%)   144,543,691.82 (19.59%)   151,543,311.11 (20.54%)

Class M-2   CDR (%)                               26.80                     27.02                     27.64
            Yield (%)                            5.3425                    4.8580                    0.0510
            WAL                                    3.66                      3.58                      3.55
            Modified Duration                      3.29                      3.23                      3.29
            Principal Window              Aug09 - Aug09             Jul09 - Jul09             Jul09 - Jul09
            Principal Writedown         13,479.03 (0.09%)        295,281.96 (1.95%)     2,865,100.16 (18.94%)
            Total Collat Loss     131,324,812.69 (17.80%)   131,247,946.48 (17.79%)   133,592,295.16 (18.10%)

Class M-3   CDR (%)                               20.40                     20.65                     21.75
            Yield (%)                            5.5372                    4.8452                    0.0408
            WAL                                    4.08                      3.99                      3.83
            Modified Duration                      3.61                      3.55                      3.55
            Principal Window              Jan10 - Jan10             Dec09 - Dec09             Nov09 - Nov09
            Principal Writedown         16,715.96 (0.06%)        803,056.54 (3.07%)     5,543,054.81 (21.16%)
            Total Collat Loss     109,126,782.87 (14.79%)   109,533,872.62 (14.84%)   113,508,747.76 (15.38%)

Class M-4   CDR (%)                               17.93                     18.01                     18.51
            Yield (%)                            5.5988                    4.8474                    0.0868
            WAL                                    4.24                      4.24                       4.1
            Modified Duration                      3.73                      3.74                      3.74
            Principal Window              Mar10 - Mar10             Mar10 - Mar10             Feb10 - Feb10
            Principal Writedown         15,573.63 (0.14%)        416,028.79 (3.64%)     2,612,771.69 (22.84%)
            Total Collat Loss      99,340,580.15 (13.46%)    99,706,984.78 (13.51%)   101,387,482.66 (13.74%)

Class M-5   CDR (%)                               15.81                     15.97                     16.40
            Yield (%)                            6.5341                    4.8524                    0.0756
            WAL                                    4.41                      4.40                      4.23
            Modified Duration                      3.77                      3.79                      3.78
            Principal Window              May10 - May10             May10 - May10             Apr10 - Apr10
            Principal Writedown         26,422.57 (0.26%)        864,709.78 (8.37%)     2,849,673.08 (27.58%)
            Total Collat Loss      90,460,264.12 (12.26%)    91,229,357.47 (12.36%)    92,761,213.27 (12.57%)

Class M-6   CDR (%)                               14.52                     14.66                     14.90
            Yield (%)                            7.0753                    4.7483                    0.0358
            WAL                                    4.49                      4.48                      4.39
            Modified Duration                      3.79                      3.81                      3.85
            Principal Window              Jun10 - Jun10             Jun10 - Jun10             Jun10 - Jun10
            Principal Writedown         15,809.01 (0.24%)       775,529.13 (11.68%)     2,071,880.60 (31.20%)
            Total Collat Loss      84,638,430.80 (11.47%)    85,332,307.19 (11.56%)    86,516,866.11 (11.72%)


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised

                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
                              ------   ------   -------   -------   -------   -------
Class A-1A   WAL                4.46     3.05      2.20      1.43      1.22      1.09
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       298      210       169        36        29        25

Class A-1B   WAL                4.46     3.05      2.20      1.43      1.22      1.09
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       298      210       169        36        29        25

Class A-2A   WAL                1.69     1.24      1.00      0.84      0.72      0.64
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        39       26        22        18        15        13

Class A-2B   WAL                6.77     4.47      3.04      2.06      1.77      1.56
             First Prin Pay       39       26        22        18        15        13
             Last Prin Pay       178      123        90        33        27        24

Class A-2C   WAL               18.44    13.16      9.91      2.89      2.33      2.06
             First Prin Pay      178      123        90        33        27        24
             Last Prin Pay       304      213       171        36        29        25

Class M-1    WAL                9.15     6.20      5.18      6.46      5.14      4.29
             First Prin Pay       49       38        45        55        44        37
             Last Prin Pay       269      184       147       133       106        88

Class M-2    WAL                9.12     6.19      4.95      4.78      3.80      3.23
             First Prin Pay       49       38        43        50        40        34
             Last Prin Pay       251      178       135       104        83        69

Class M-3    WAL                9.09     6.17      4.85      4.45      3.55      3.03
             First Prin Pay       49       38        41        45        36        31
             Last Prin Pay       244      178       131       101        80        66

Class M-4    WAL                9.05     6.13      4.77      4.23      3.39      2.89
             First Prin Pay       49       37        40        43        35        30
             Last Prin Pay       229      166       122        94        75        62

Class M-5    WAL                9.01     6.10      4.73      4.14      3.32      2.83
             First Prin Pay       49       37        40        42        34        29
             Last Prin Pay       221      160       117        90        72        59

Class M-6    WAL                8.97     6.07      4.68      4.06      3.25      2.79
             First Prin Pay       49       37        39        41        33        28
             Last Prin Pay       212      153       112        86        68        57


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised on the first possible date

                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
                             ------   ------   -------   -------   -------   -------
Class A-1A   WAL                4.20     2.84      2.04      1.43      1.22      1.09
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       153      101        74        36        29        25

Class A-1B   WAL                4.20     2.84      2.04      1.43      1.22      1.09
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       153      101        74        36        29        25

Class A-2A   WAL                1.69     1.24      1.00      0.84      0.72      0.64
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        39       26        22        18        15        13

Class A-2B   WAL                6.69     4.42      3.00      2.06      1.77      1.56
             First Prin Pay       39       26        22        18        15        13
             Last Prin Pay       153      101        74        33        27        24

Class A-2C   WAL               12.74     8.41      6.16      2.89      2.33      2.06
             First Prin Pay      153      101        74        33        27        24
             Last Prin Pay       153      101        74        36        29        25

Class M-1    WAL                8.41     5.60      4.72      4.73      3.74      3.16
             First Prin Pay       49       38        45        55        44        37
             Last Prin Pay       153      101        74        57        45        38

Class M-2    WAL                8.41     5.58      4.51      4.44      3.53      3.01
             First Prin Pay       49       38        43        50        40        34
             Last Prin Pay       153      101        74        57        45        38

Class M-3    WAL                8.41     5.58      4.43      4.13      3.29      2.82
             First Prin Pay       49       38        41        45        36        31
             Last Prin Pay       153      101        74        57        45        38

Class M-4    WAL                8.41     5.58      4.37      3.93      3.15      2.69
             First Prin Pay       49       37        40        43        35        30
             Last Prin Pay       153      101        74        57        45        38

Class M-5    WAL                8.41     5.58      4.35      3.85      3.08      2.64
             First Prin Pay       49       37        40        42        34        29
             Last Prin Pay       153      101        74        57        45        38

Class M-6    WAL                8.42     5.58      4.32      3.79      3.03      2.61
             First Prin Pay       49       37        39        41        33        28
             Last Prin Pay       153      101        74        57        45        38


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on December 9, 2005,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

         Distribution     Excess              Distribution     Excess              Distribution     Excess
Period       Date       Spread (%)   Period       Date       Spread (%)   Period       Date       Spread (%)
------   ------------   ----------   ------   ------------   ----------   ------   ------------   ----------
     1      Jan-06          2.5937       49      Jan-10          4.8227       97      Jan-14          4.3670
     2      Feb-06          1.9922       50      Feb-10          4.8389       98      Feb-14          4.3953
     3      Mar-06          2.3951       51      Mar-10          5.3391       99      Mar-14          4.9577
     4      Apr-06          1.8023       52      Apr-10          4.8239      100      Apr-14          4.4342
     5      May-06          1.9135       53      May-10          5.0031      101      May-14          4.6504
     6      Jun-06          1.7139       54      Jun-10          4.8269      102      Jun-14          4.4930
     7      Jul-06          1.8398       55      Jul-10          4.9897      103      Jul-14          4.6939
     8      Aug-06          1.6696       56      Aug-10          4.8111      104      Aug-14          4.5389
     9      Sep-06          1.6721       57      Sep-10          4.8015      105      Sep-14          4.5618
    10      Oct-06          1.8339       58      Oct-10          5.0205      106      Oct-14          4.7607
    11      Nov-06          1.6839       59      Nov-10          4.9055      107      Nov-14          4.6251
    12      Dec-06          1.8612       60      Dec-10          5.0665      108      Dec-14          4.8233
    13      Jan-07          1.7048       61      Jan-11          4.8650      109      Jan-15          4.6680
    14      Feb-07          1.7420       62      Feb-11          4.8793      110      Feb-15          4.7100
    15      Mar-07          2.2209       63      Mar-11          5.3808      111      Mar-15          5.2481
    16      Apr-07          1.7704       64      Apr-11          4.8697      112      Apr-15          4.7753
    17      May-07          1.9335       65      May-11          5.0507      113      May-15          4.9868
    18      Jun-07          1.7869       66      Jun-11          4.8691      114      Jun-15          4.8513
    19      Jul-07          1.9425       67      Jul-11          5.0297      115      Jul-15          5.0462
    20      Aug-07          1.7955       68      Aug-11          4.8482      116      Aug-15          4.9163
    21      Sep-07          1.7984       69      Sep-11          4.8367      117      Sep-15          4.9512
    22      Oct-07          2.0188       70      Oct-11          5.0036      118      Oct-15          5.1444
    23      Nov-07          3.9170       71      Nov-11          4.8466      119      Nov-15          5.0816
    24      Dec-07          4.0683       72      Dec-11          5.0051      120      Dec-15          5.2681
    25      Jan-08          3.8796       73      Jan-12          4.8001
    26      Feb-08          3.8804       74      Feb-12          4.8122
    27      Mar-08          4.2067       75      Mar-12          4.8205
    28      Apr-08          3.8997       76      Apr-12          4.4431
    29      May-08          4.7033       77      May-12          4.6283
    30      Jun-08          4.5355       78      Jun-12          4.4321
    31      Jul-08          4.6955       79      Jul-12          4.6028
    32      Aug-08          4.5266       80      Aug-12          4.4042
    33      Sep-08          4.5279       81      Sep-12          4.3911
    34      Oct-08          4.7177       82      Oct-12          4.5633
    35      Nov-08          4.9554       83      Nov-12          4.3854
    36      Dec-08          5.1243       84      Dec-12          4.5551
    37      Jan-09          4.9528       85      Jan-13          4.3438
    38      Feb-09          4.7752       86      Feb-13          4.3420
    39      Mar-09          5.2496       87      Mar-13          4.8849
    40      Apr-09          4.7783       88      Apr-13          4.3149
    41      May-09          5.0207       89      May-13          4.5035
    42      Jun-09          4.8484       90      Jun-13          4.3035
    43      Jul-09          5.0131       91      Jul-13          4.4771
    44      Aug-09          4.8409       92      Aug-13          4.2837
    45      Sep-09          4.8350       93      Sep-13          4.2974
    46      Oct-09          5.0024       94      Oct-13          4.4981
    47      Nov-09          4.8616       95      Nov-13          4.3479
    48      Dec-09          5.0235       96      Dec-13          4.5463


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap(1)(2) . The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (iii) daycount convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

        Distribution                                Class M and          Distribution                                Class M and
Period      Date      Class A-1 (%)  Class A-2 (%)  Class B (%)  Period      Date      Class A-1 (%)  Class A-2 (%)  Class B (%)
------  ------------  -------------  -------------  -----------  ------  ------------  -------------  -------------  -----------
     1     Jan-06           10.0000        10.0000      10.0000      49     Jan-10           20.9051        20.8641      11.0621
     2     Feb-06           10.0000        10.0000      10.0000      50     Feb-10           20.5718        20.5316      11.0523
     3     Mar-06           10.0000        10.0000      10.0000      51     Mar-10           22.4214        22.3762      12.2271
     4     Apr-06           10.0000        10.0000      10.0000      52     Apr-10           19.9446        19.9082      11.0399
     5     May-06           10.0000        10.0000      10.0000      53     May-10           20.3387        20.2942      11.4296
     6     Jun-06           10.0000        10.0000      10.0000      54     Jun-10           19.3900        19.3477      11.0508
     7     Jul-06           10.0000        10.0000      10.0000      55     Jul-10           19.7491        19.7063      11.4087
     8     Aug-06           10.0000        10.0000      10.0000      56     Aug-10           19.0945        19.0538      11.0305
     9     Sep-06           10.0000        10.0000      10.0000      57     Sep-10           19.0778        19.0374      11.0208
    10     Oct-06           10.0000        10.0000      10.0000      58     Oct-10           19.7429        19.7457      11.4364
    11     Nov-06           10.0000        10.0000      10.0000      59     Nov-10           19.1704        19.1774      11.1226
    12     Dec-06           10.0000        10.0000      10.0000      60     Dec-10           19.7904        19.7983      11.4821
    13     Jan-07           10.0000        10.0000      10.0000      61     Jan-11           19.1336        19.1419      11.1007
    14     Feb-07           10.0000        10.0000      10.0000      62     Feb-11           19.1150        19.1241      11.0897
    15     Mar-07           10.0000        10.0000      10.0000      63     Mar-11           21.1425        21.1533      12.2657
    16     Apr-07           10.0000        10.0000      10.0000      64     Apr-11           19.0876        19.1090      11.0812
    17     May-07           10.0000        10.0000      10.0000      65     May-11           19.7204        19.7448      11.4537
    18     Jun-07           10.0000        10.0000      10.0000      66     Jun-11           19.0654        19.0897      11.0729
    19     Jul-07           10.0000        10.0000      10.0000      67     Jul-11           19.6813        19.7071      11.4303
    20     Aug-07           10.0000        10.0000      10.0000      68     Aug-11           19.0274        19.0530      11.0502
    21     Sep-07           10.0000        10.0000      10.0000      69     Sep-11           19.0083        19.0346      11.0387
    22     Oct-07           10.0000        10.0000      10.0000      70     Oct-11           19.6306        19.6677      11.4065
    23     Nov-07           10.0000        10.0000      10.0000      71     Nov-11           18.9915        19.0290      11.0391
    24     Dec-07           10.2532        10.2571      10.0000      72     Dec-11           19.6046        19.6440      11.3950
    25     Jan-08           10.0491        10.0538      10.0000      73     Jan-12           18.9527        18.9915      11.0157
    26     Feb-08           10.1973        10.2033      10.0000      74     Feb-12           18.9333        18.9727      11.0040
    27     Mar-08           11.0085        11.0161      10.0000      75     Mar-12           20.2182        20.2610      11.7503
    28     Apr-08           10.4302        10.4541      10.0000      76     Apr-12           18.8992        18.9440      10.9867
    29     May-08           11.7298        11.7231      10.0000      77     May-12           19.5206        19.5680      11.3510
    30     Jun-08           11.4991        11.4928      10.0000      78     Jun-12           18.8712        18.9177      10.9729
    31     Jul-08           12.0534        12.0472      10.0000      79     Jul-12           19.4798        19.5285      11.3263
    32     Aug-08           11.8522        11.8467      10.0000      80     Aug-12           18.8315        18.8794      10.9489
    33     Sep-08           12.0756        12.0663      10.0000      81     Sep-12           18.8117        18.8602      10.9369
    34     Oct-08           12.7740        12.7970      10.0000      82     Oct-12           19.4207        19.4735      11.2921
    35     Nov-08           13.6950        13.6653      10.0929      83     Nov-12           18.7796        18.8314      10.9204
    36     Dec-08           14.5908        14.5630      10.4324      84     Dec-12           19.3849        19.4391      11.2718
    37     Jan-09          153.3600       153.3361      10.0978      85     Jan-13           18.7396        18.7926      10.8960
    38     Feb-09           67.0928        67.0696      10.0962      86     Feb-13           18.7195        18.7732      10.8837
    39     Mar-09           26.0857        26.0599      11.1737      87     Mar-13           20.7029        20.7631      12.0363
    40     Apr-09           23.1356        23.1308      10.1146      88     Apr-13           18.6792        18.7342      10.8592
    41     May-09           24.3209        24.2806      11.1224      89     May-13           19.2810        19.3385      11.2084
    42     Jun-09           23.1068        23.0682      10.7559      90     Jun-13           18.6388        18.6952      10.8345
    43     Jul-09           23.4471        23.4079      11.1059      91     Jul-13           18.3241        18.3830      11.1829
    44     Aug-09           22.2882        22.2511      10.7394      92     Aug-13           12.5958        12.6535      10.8098
    45     Sep-09           21.9016        21.8641      10.7328      93     Sep-13           12.6389        12.6973      10.7974
    46     Oct-09           22.2587        22.2319      11.1000      94     Oct-13           13.1064        13.1674      11.1444
    47     Nov-09           21.6052        21.5629      11.0813      95     Nov-13           12.7300        12.7897      10.7725
    48     Dec-09           21.9579        21.9147      11.4409      96     Dec-13           13.2040        13.2664      11.1187


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         Distribution                                   Class M and
Period       Date       Class A-1 (%)   Class A-2 (%)   Class B (%)
------   ------------   -------------   -------------   -----------
    97      Jan-14            12.8280         12.8890       10.7475
    98      Feb-14            12.8797         12.9415       10.7350
    99      Mar-14            14.3190         14.3881       11.8713
   100      Apr-14            12.9889         13.0520       10.7099
   101      May-14            13.4813         13.5472       11.0539
   102      Jun-14            13.1060         13.1705       10.6848
   103      Jul-14            13.6066         13.6740       11.0279
   104      Aug-14            13.2316         13.2975       10.6596
   105      Sep-14            13.2978         13.3643       10.6470
   106      Oct-14            13.8117         13.8813       10.9888
   107      Nov-14            13.4370         13.5050       10.6217
   108      Dec-14            13.9606         14.0316       10.9627
   109      Jan-15            13.5861         13.6554       10.5964
   110      Feb-15            13.6644         13.7345       10.5838
   111      Mar-15            15.2181         15.2965       11.7037
   112      Apr-15            13.8292         13.9007       10.5585
   113      May-15            14.3796         14.4542       10.8973
   114      Jun-15            14.0052         14.0781       10.5331
   115      Jul-15            14.5676         14.6436       10.8711
   116      Aug-15            14.1931         14.2674       10.5078
   117      Sep-15            14.2918         14.3668       10.4951
   118      Oct-15            14.8735         14.9517       10.8319
   119      Nov-15            14.5885         14.6432       10.5258
   120      Dec-15            15.1883         15.2454       10.8639

Notes:

(1) Annualized coupon based on total interest paid to the certificates including accrued certificate interest, unpaid interest amount and basis risk carry forward amount divided by current class certificate balance

(2)   Includes proceeds received from the related interest rate corridor


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                   Appendix A

This transaction will contain three one-month LIBOR interest rate corridor agreements (the "Class A-1 Interest Rate Corridor", the "Class A-2 Interest Rate Corridor" and the "Subordinate Interest Rate Corridor"). The Class A-1 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts, pro rata by principal balance to the Class A-1 Certificates in the manner described herein. The Class A-2 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class A-2 Certificates in the manner described herein. The Subordinate Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class M and Class B Certificates in the manner described herein.

Interest Rate Corridor                                               Ceiling (%)
------------------------------------------------------------------   -----------
Class A-1 Interest Rate Corridor                                         9.75200
Class A-2 Interest Rate Corridor                                         9.84220
Subordinate Interest Rate Corridor                                      10.00000

                 The Interest Rate Corridor Strike Rate Schedule

                 Class A-1                                  Class A-2                                 Subordinate
               Interest Rate                              Interest Rate                              Interest Rate
Distribution      Corridor                 Distribution      Corridor                 Distribution      Corridor
   Period         Notional       Strike       Period         Notional       Strike       Period         Notional       Strike
  (months)      Balance ($)     Rate (%)     (months)      Balance ($)     Rate (%)     (months)      Balance ($)     Rate (%)
------------   --------------   --------   ------------   --------------   --------   ------------   --------------   --------
           1   264,980,000.00    7.44540              1   295,845,000.00    7.57289              1   145,003,000.00    7.29432
           2   261,925,321.65    6.70447              2   292,403,320.63    6.82846              2   145,003,000.00    6.58875
           3   258,202,340.43    7.45600              3   288,216,235.73    7.58375              3   145,003,000.00    7.29524
           4   253,816,380.50    6.71983              4   283,289,868.26    6.84693              4   145,003,000.00    6.59325
           5   248,776,364.09    6.96134              5   277,634,663.76    7.09016              5   145,003,000.00    6.81419
           6   243,095,064.62    6.73916              6   271,264,755.41    6.86695              6   145,003,000.00    6.59538
           7   236,789,209.15    6.98461              7   264,199,327.49    7.11390              7   145,003,000.00    6.81647
           8   229,879,454.67    6.76538              8   256,461,573.43    6.89369              8   145,003,000.00    6.59799
           9   222,390,350.88    6.78164              9   248,079,022.03    6.91026              9   145,003,000.00    6.59961
          10   214,352,754.71    7.03635             10   239,084,723.22    7.16753             10   145,003,000.00    6.82294
          11   205,827,558.65    6.82283             11   229,615,764.16    6.95329             11   145,003,000.00    6.60514
          12   197,546,380.43    7.08163             12   220,417,647.94    7.21374             12   145,003,000.00    6.82739
          13   189,502,903.72    6.86869             13   211,482,575.64    6.99976             13   145,003,000.00    6.60916
          14   181,690,281.01    6.89341             14   202,802,992.14    7.02478             14   145,003,000.00    6.61118
          15   174,101,862.69    7.68739             15   194,371,560.16    7.82352             15   145,003,000.00    7.32177
          16   166,731,191.30    6.94795             16   186,181,153.99    7.08081             16   145,003,000.00    6.61663
          17   159,572,007.88    7.21796             17   178,224,911.26    7.35287             17   145,003,000.00    6.83960
          18   152,618,210.28    7.00809             18   170,496,063.30    7.14240             18   145,003,000.00    6.62155
          19   145,863,884.83    7.28353             19   162,984,088.01    7.41960             19   145,003,000.00    6.84437
          20   139,303,288.69    7.07503             20   155,687,036.95    7.20991             20   145,003,000.00    6.62563
          21   132,930,844.94    7.11287             21   148,598,720.43    7.25015             21   145,003,000.00    6.62979
          22   126,741,137.72    7.45448             22   141,701,232.08    7.64726             22   145,003,000.00    6.92817
          23   120,648,999.02    9.56479             23   134,555,713.97    9.65924             23   145,003,000.00    8.71842
                                                                                                24   145,003,000.00    8.99487
                                                                                                25   145,003,000.00    8.68932
                                                                                                26   145,003,000.00    8.67417
                                                                                                27   145,003,000.00    9.27029
                                                                                                28   145,003,000.00    8.69386
                                                                                                29   145,003,000.00    9.64423
                                                                                                30   145,003,000.00    9.32881
                                                                                                31   145,003,000.00    9.63473
                                                                                                32   145,003,000.00    9.31903
                                                                                                33   145,003,000.00    9.31941
                                                                                                34   145,003,000.00    9.66816


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                       $743,431,210
Number of Mortgage Loans:                                                 3,809
Average Scheduled Principal Balance:                                   $195,178
Weighted Average Gross Coupon:                                            7.318%
Weighted Average Net Coupon: (2)                                          6.808%
Weighted Average Current FICO Score:                                        640
Weighted Average Original LTV Ratio:                                      73.71%
Weighted Average Combined Original LTV Ratio:                             82.41%
Weighted Average Stated Remaining Term (months):                            338
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                         6.40%
Weighted Average Initial Rate Cap: (3)                                     3.01%
Weighted Average Periodic Rate Cap: (3)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.45%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Current Principal Balance    Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
$50,000 & Below                 557  $18,243,807       2.45%    10.304%       647    $32,754     96.86%   97.32%   41.43%     95.22%
$50,001 - $75,000               459   28,679,532       3.86      9.649        653     62,483     94.22    96.97    35.58      93.18
$75,001 - $100,000              350   30,418,039       4.09      9.168        644     86,909     91.75    95.99    37.17      94.44
$100,001 - $125,000             311   34,745,426       4.67      8.371        637    111,722     86.90    92.63    44.38      94.80
$125,001 - $150,000             242   33,455,867       4.50      7.752        626    138,247     82.74    89.51    45.06      93.36
$150,001 - $200,000             399   70,494,290       9.48      7.304        629    176,677     81.36    89.82    38.84      94.92
$200,001 - $250,000             351   79,553,512      10.70      6.994        633    226,648     79.55    89.25    34.89      94.82
$250,001 - $300,000             314   86,428,931      11.63      6.925        635    275,251     80.28    89.64    30.11      96.47
$300,001 - $350,000             238   77,013,870      10.36      6.933        633    323,588     80.59    90.96    26.06      94.45
$350,001 - $400,000             165   62,094,736       8.35      6.806        641    376,332     80.25    90.90    28.56      97.58
$400,001 & Above                423  222,303,200      29.90      6.839        649    525,539     81.08    90.33    23.61      95.92
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Current Rate

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Current Rate                 Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
4.99% & Below                     2     $911,200       0.12%     4.990%       683   $455,600     80.00%   88.76%  100.00%    100.00%
5.00 - 5.49%                     16    4,768,328       0.64      5.346        674    298,021     74.25    82.98    43.91     100.00
5.50 - 5.99%                    198   63,432,844       8.53      5.840        672    320,368     77.75    88.26    36.47      95.94
6.00 - 6.49%                    387  117,714,698      15.83      6.263        654    304,172     79.38    89.30    33.04      96.62
6.50 - 6.99%                    782  210,297,219      28.29      6.757        644    268,922     79.96    90.67    31.59      94.39
7.00 - 7.49%                    414  103,389,526      13.91      7.252        629    249,733     80.53    90.70    21.03      95.38
7.50 - 7.99%                    449  105,392,678      14.18      7.727        615    234,728     82.27    90.65    33.61      95.95
8.00 - 8.49%                    173   29,815,208       4.01      8.227        621    172,342     85.42    92.24    36.43      94.74
8.50 - 8.99%                    218   31,030,039       4.17      8.716        603    142,340     87.53    89.36    41.45      92.79
9.00% & Above                 1,170   76,679,470      10.31     10.459        648     65,538     97.63    97.71    24.33      96.15
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Credit Score

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Credit Score                 Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
740 & Above                     202  $40,788,481       5.49%     7.201%       764   $201,923     83.67%   95.27%   28.92%     83.86%
720 - 739                       140   29,547,277       3.97      6.902        728    211,052     83.22    93.90    22.92      86.04
700 - 719                       232   46,272,086       6.22      7.076        709    199,449     83.74    95.61    22.71      92.64
680 - 699                       264   50,627,382       6.81      7.221        689    191,770     83.43    95.19    17.52      89.20
660 - 679                       479   97,349,271      13.09      7.185        669    203,234     82.91    93.10    22.11      95.75
640 - 659                       562  107,445,540      14.45      7.351        649    191,184     83.30    94.21    20.94      94.21
620 - 639                       536   99,554,380      13.39      7.257        630    185,736     82.62    92.38    31.69      97.56
600 - 619                       585  105,295,792      14.16      7.440        610    179,993     82.69    91.02    31.11      99.12
580 - 599                       327   59,035,768       7.94      7.374        589    180,538     82.27    88.18    58.94      99.56
560 - 579                       162   35,887,896       4.83      7.377        569    221,530     79.02    79.53    44.06     100.00
540 - 559                       140   32,244,946       4.34      7.525        551    230,321     80.72    81.17    44.75      98.57
520 - 539                       100   21,511,596       2.89      7.782        529    215,116     77.48    77.90    43.13     100.00
500 - 519                        80   17,870,795       2.40      8.092        509    223,385     77.04    77.04    58.26      99.30
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                              Distribution by Lien

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Lien                         Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1                             2,532 $662,385,514      89.10%     6.955%       637   $261,606     80.34%   89.91%   31.79%     95.40%
2                             1,277   81,045,696      10.90     10.286        663     63,466     99.28    99.28    25.22      95.51
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Combined Original LTV

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Combined Original LTV        Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
60.00% & Below                  107  $21,157,599       2.85%     6.837%       604   $197,735     50.05%   50.05%   30.55%     96.15%
60.01 - 70.00%                  145   35,506,355       4.78      6.998        592    244,871     65.91    66.18    25.81      96.69
70.01 - 80.00%                1,605  430,007,906      57.84      6.848        650    267,918     79.31    93.98    25.65      96.40
80.01 - 85.00%                  192   53,048,910       7.14      6.934        613    276,296     84.41    84.62    47.83      96.59
85.01 - 90.00%                  324   78,210,755      10.52      7.261        624    241,391     89.55    89.61    43.46      91.03
90.01 - 95.00%                  279   49,969,260       6.72      7.906        616    179,101     94.69    94.72    50.54      91.47
95.01 - 100.00%               1,157   75,530,426      10.16     10.217        664     65,281     99.93    99.93    27.10      95.25
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Original LTV

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Original LTV                 Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
60.00% & Below                1,382 $102,138,372      13.74%     9.571%       651    $73,906     89.14%   89.14%   26.28%     95.64%
60.01 - 70.00%                  145   35,506,355       4.78      6.998        592    244,871     65.91    66.18    25.81      96.69
70.01 - 80.00%                1,604  429,971,101      57.84      6.848        650    268,062     79.31    93.98    25.64      96.40
80.01 - 85.00%                  190   52,964,010       7.12      6.929        613    278,758     84.42    84.62    47.80      96.58
85.01 - 90.00%                  289   76,115,741      10.24      7.176        623    263,376     89.55    89.61    44.43      90.95
90.01 - 95.00%                  190   45,142,258       6.07      7.627        613    237,591     94.67    94.70    54.00      90.90
95.01 - 100.00%                   9    1,593,373       0.21      7.792        661    177,041     98.61    98.61    77.60      85.49
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Documentation

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Documentation                Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Stated Doc                    1,737 $359,163,668      48.31%     7.501%       654   $206,772     81.33%   91.43%    0.00%     96.78%
Full Doc                      1,376  230,999,885      31.07      7.206        623    167,878     83.47    90.22   100.00      94.07
Limited Doc                     696  153,267,657      20.62      7.059        631    220,212     83.34    90.81     0.00      94.20
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                             Distribution by Purpose

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Purpose                      Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Purchase                      2,314 $392,846,596      52.84%     7.484%       660   $169,769     84.22%   97.30%   26.28%     93.49%
Cashout Refi                  1,379  327,479,980      44.05      7.122        617    237,476     80.30    83.50    36.91      97.46
Rate/term Refi                  116   23,104,635       3.11      7.272        622    199,178     81.55    87.86    29.74      98.78
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                            Distribution by Occupancy

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Occupancy                    Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Owner Occupied                3,618 $709,290,058      95.41%     7.317%       637   $196,045     82.29%   90.89%   30.64%    100.00%
Second Home                     120   20,188,575       2.72      7.446        697    168,238     84.83    96.67    25.63       0.00
Investor                         71   13,952,578       1.88      7.172        682    196,515     84.75    84.75    61.03       0.00
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Property Type

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Property Type                Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Single Family                 2,627 $509,532,019      68.54%     7.293%       637   $193,960     82.17%   90.14%   32.01%     96.89%
PUD                             598  117,784,769      15.84      7.448        642    196,964     83.11    93.16    28.49      94.46
Condo                           378   62,925,681       8.46      7.294        653    166,470     83.08    93.55    33.03      90.36
2 Family                        161   39,053,350       5.25      7.275        653    242,567     82.41    92.03    22.63      94.58
3-4 Family                       45   14,135,392       1.90      7.352        647    314,120     82.03    86.12    33.37      74.64
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                              Distribution by State

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
State                        Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
CA                            1,355 $356,999,992      48.02%     7.159%       647   $263,469     81.50%   90.39%   25.42%     96.89%
NY                              170   44,180,793       5.94      7.243        639    259,887     83.12    91.01    28.87      97.91
FL                              269   42,898,221       5.77      7.534        632    159,473     81.75    88.23    38.70      88.34
MD                              205   38,315,955       5.15      7.459        640    186,907     82.44    91.52    29.31      99.02
VA                              164   31,149,295       4.19      7.793        635    189,935     82.98    93.56    26.00     100.00
NJ                              117   27,082,449       3.64      7.089        628    231,474     82.40    87.80    35.98      93.33
TX                              245   22,641,491       3.05      7.782        637     92,414     84.14    96.41    48.05      94.91
MA                              120   21,852,327       2.94      7.037        643    182,103     81.89    89.34    26.14      97.99
AZ                              121   21,682,216       2.92      7.623        624    179,192     83.06    91.15    33.55      89.88
WA                              130   19,519,361       2.63      7.257        631    150,149     83.91    94.70    33.25      97.61
Other                           913  117,109,112      15.75      7.551        629    128,268     84.37    91.92    43.94      90.89
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                               Distribution by Zip

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Zip                          Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
92336                            14   $4,108,777       0.55%     7.417%       616   $293,484     80.71%   85.19%   21.63%    100.00%
93551                            14    3,910,527       0.53      7.291        609    279,323     86.07    95.65    21.57     100.00
94565                            11    3,179,542       0.43      7.349        612    289,049     85.84    96.62    11.04     100.00
22193                            17    3,068,541       0.41      7.996        653    180,502     82.66    96.05     0.00     100.00
91342                             9    2,959,715       0.40      6.870        642    328,857     80.44    83.35    22.80     100.00
91331                            11    2,870,832       0.39      7.225        648    260,985     85.96    94.89    35.28     100.00
91350                             9    2,701,923       0.36      7.394        636    300,214     83.58    95.64     0.00      84.36
33076                             8    2,690,944       0.36      7.578        667    336,368     80.93    93.42    31.40      75.86
89109                            13    2,673,120       0.36      7.592        740    205,625     83.40    96.28    31.35       6.41
92555                            10    2,614,748       0.35      8.008        657    261,475     83.73    99.16     0.00     100.00
Other                         3,693  712,652,543      95.86      7.312        640    192,974     82.37    90.83    31.65      95.71
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Remaining Months To Maturity Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1 - 180                       1,295  $83,842,920      11.28%    10.158%       663    $64,744     98.33%   98.39%   25.39%     95.66%
181 - 240                        11      723,671       0.10      8.509        691     65,788     79.57    79.57    61.97     100.00
241 - 360                     2,503  658,864,620      88.62      6.955        637    263,230     80.38    89.99    31.76      95.37
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                        Distribution by Amortization Type

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Amortization Type            Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
10 YR ARM                        13   $3,202,705       0.43%     6.873%       630   $246,362     81.12%   84.19%   39.93%     86.27%
10 YR ARM IO                      1      174,300       0.02      6.625        631    174,300     70.00    70.00     0.00     100.00
2 YR ARM                        881  190,697,557      25.65      7.202        628    216,456     80.89    89.47    33.64      91.62
2 YR ARM BALLOON 40/30          889  260,783,510      35.08      6.976        627    293,345     80.32    90.95    25.76      97.23
2 YR ARM IO                     309   99,341,415      13.36      6.575        671    321,493     81.39    95.48    37.64      98.11
3 YR ARM                         56   13,368,433       1.80      6.950        628    238,722     77.75    82.81    37.58      90.15
3 YR ARM BALLOON 40/30           29    8,571,155       1.15      6.835        640    295,557     82.59    89.00    32.34      93.95
3 YR ARM IO                      32    9,349,969       1.26      6.512        668    292,187     83.61    90.97    30.69      94.03
5 YR ARM                         25    6,554,991       0.88      6.760        625    262,200     80.59    82.10    37.98      92.08
5 YR ARM BALLOON 40/30           24    8,346,539       1.12      6.528        644    347,772     76.03    82.77    25.65     100.00
5 YR ARM IO                      22    9,326,700       1.25      6.147        684    423,941     80.83    87.28    43.53     100.00
6 MO ARM                          4    1,322,413       0.18      6.922        641    330,603     83.32    83.32    87.96      82.58
Fixed                           233   41,283,428       5.55      7.121        646    177,182     78.02    81.83    40.63      95.88
Fixed Balloon 30/15           1,250   79,813,243      10.74     10.289        664     63,851     99.36    99.36    25.05      95.49
Fixed Balloon 40/30              41   11,294,852       1.52      6.964        627    275,484     73.28    77.09    32.86      98.27
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Initial Periodic Cap

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Initial Periodic Cap         Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1.00%                            20   $3,553,491       0.48%     7.015%       637   $177,675     78.27%   83.17%   71.10%     93.52%
1.50%                            29    6,589,833       0.89      6.704        629    227,236     82.40    89.62    18.13      98.13
2.00%                             1      139,796       0.02      7.600        583    139,796     79.94   100.00   100.00     100.00
3.00%                         2,201  589,010,141      79.23      6.964        636    267,610     80.66    90.85    30.78      95.27
4.00%                             1       87,972       0.01      8.400        638     87,972     90.00    90.00     0.00     100.00
5.00%                            33   11,658,455       1.57      6.357        669    353,287     80.31    85.67    45.79      96.23
N/A                           1,524  132,391,523      17.81      9.018        655     86,871     90.48    92.00    30.58      95.85
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Periodic Cap

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Periodic Cap                 Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1.00%                         2,278 $609,951,871      82.05%     6.949%       637   $267,758     80.69%   90.75%   31.16%     95.31%
2.00%                             7    1,087,817       0.15      7.675        583    155,402     63.66    63.66    40.77      94.30
N/A                           1,524  132,391,523      17.81      9.018        655     86,871     90.48    92.00    30.58      95.85
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                      Distribution by Months to Rate Reset

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Months To Rate Reset         Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1 - 12                            4   $1,322,413       0.18%     6.922%       641   $330,603     83.32%   83.32%   87.96%     82.58%
13 - 24                       2,079  550,822,482      74.09      6.982        635    264,946     80.71    91.25    30.63      95.45
25 - 36                         117   31,289,556       4.21      6.788        643    267,432     80.83    86.95    34.09      92.35
49 & Above                       85   27,605,235       3.71      6.495        651    324,767     79.29    84.22    36.11      96.53
N/A                           1,524  132,391,523      17.81      9.018        655     86,871     90.48    92.00    30.58      95.85
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                        Distribution by Life Maximum Rate

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Life Maximum Rate            Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
11.99% & Below                   17   $5,426,370       0.73%     5.281%       676   $319,198     75.19%   84.34%   55.38%    100.00%
12.00 - 12.49%                  191   61,290,600       8.24      5.846        672    320,893     78.20    89.20    36.46      96.49
12.50 - 12.99%                  352  105,815,719      14.23      6.263        654    300,613     80.14    90.92    32.61      96.06
13.00 - 13.49%                  708  193,670,356      26.05      6.757        643    273,546     80.08    91.41    30.63      94.45
13.50 - 13.99%                  375   96,595,016      12.99      7.255        629    257,587     80.81    91.39    20.43      95.34
14.00 - 14.49%                  386   95,586,143      12.86      7.720        614    247,632     82.46    90.94    33.10      95.89
14.50 - 14.99%                  112   24,843,713       3.34      8.219        612    221,819     83.92    91.78    30.62      94.35
15.00 - 15.49%                  107   22,382,059       3.01      8.683        572    209,178     84.26    86.24    41.76      92.51
15.50 - 15.99%                   24    3,588,317       0.48      9.202        543    149,513     80.14    81.37    46.56      98.19
16.00% & Above                   13    1,841,395       0.25      9.721        544    141,646     80.13    80.97    72.22     100.00
N/A                           1,524  132,391,523      17.81      9.018        655     86,871     90.48    92.00    30.58      95.85
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                             Distribution by Margin

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Margin                       Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
4.99% & Below                   107  $22,380,611       3.01%     6.841%       650   $209,165     81.03%   89.36%   31.87%     90.33%
5.00 - 5.49%                    113   32,386,806       4.36      6.254        649    286,609     77.35    87.66    39.92      99.28
5.50 - 5.99%                    360   99,215,346      13.35      6.458        643    275,598     78.49    88.59    38.57      97.01
6.00 - 6.49%                    606  176,605,509      23.76      6.765        643    291,428     80.03    91.56    27.69      95.91
6.50 - 6.99%                    483  130,621,184      17.57      7.035        635    270,437     80.38    91.25    22.57      96.15
7.00 - 7.49%                    322   82,635,116      11.12      7.377        626    256,631     83.05    91.87    33.91      95.84
7.50 - 7.99%                    189   42,878,812       5.77      7.720        618    226,872     84.43    91.36    36.91      88.00
8.00 - 8.49%                     95   22,707,076       3.05      8.075        616    239,022     85.08    90.60    39.65      90.16
8.50 - 8.99%                      9    1,388,388       0.19      7.982        608    154,265     81.24    84.56    53.28      86.04
9.00 - 9.49%                      1      220,839       0.03      7.590        618    220,839     85.00    85.00   100.00     100.00
N/A                           1,524  132,391,523      17.81      9.018        655     86,871     90.48    92.00    30.58      95.85
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        3,809 $743,431,210     100.00%     7.318%       640   $195,178     82.41%   90.93%   31.07%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

Selected Mortgage Loan Data(1)

                       The Mortgage Loans - All Collateral

Scheduled Principal Balance:                                       $351,273,325
Number of Mortgage Loans:                                                 2,073
Average Scheduled Principal Balance:                                   $169,452
Weighted Average Gross Coupon:                                            7.283%
Weighted Average Net Coupon: (2)                                          6.773%
Weighted Average Current FICO Score:                                        636
Weighted Average Original LTV Ratio:                                      74.59%
Weighted Average Combined Original LTV Ratio:                             81.56%
Weighted Average Stated Remaining Term (months):                            342
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                         6.32%
Weighted Average Initial Rate Cap: (3)                                     2.99%
Weighted Average Periodic Rate Cap: (3)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.48%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Current Principal Balance    Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
$50,000 & Below                 260   $9,769,480       2.78%    10.467%       652    $37,575     97.81%   98.09%   34.07%     96.19%
$50,001 - $75,000               268   16,708,820       4.76      9.763        656     62,346     95.75    97.92    34.08      93.23
$75,001 - $100,000              181   15,538,075       4.42      8.800        638     85,846     89.34    94.82    40.38      95.62
$100,001 - $125,000             144   16,219,700       4.62      7.307        619    112,637     79.12    89.05    57.98      94.33
$125,001 - $150,000             141   19,548,909       5.57      7.132        620    138,645     78.11    87.09    46.76      93.58
$150,001 - $200,000             281   49,585,313      14.12      7.057        630    176,460     79.73    89.80    39.52      95.94
$200,001 - $250,000             276   62,678,117      17.84      6.940        637    227,095     79.63    90.40    33.91      95.65
$250,001 - $300,000             261   71,851,035      20.45      6.904        633    275,291     79.71    89.65    29.64      96.90
$300,001 - $350,000             199   64,347,628      18.32      6.909        636    323,355     80.57    91.59    25.12      95.44
$350,001 - $400,000              38   13,748,164       3.91      6.788        645    361,794     81.99    92.00    21.20      97.43
$400,001 & Above                 24   11,278,083       3.21      7.047        654    469,920     80.85    89.75    20.84      86.35
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                          Distribution by Current Rate

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Current Rate                 Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
5.00 - 5.49%                      9   $2,362,530       0.67%     5.390%       666   $262,503     72.88%   85.09%   18.81%    100.00%
5.50 - 5.99%                    101   23,691,023       6.74      5.863        663    234,565     79.09    91.16    50.92      93.81
6.00 - 6.49%                    223   53,277,956      15.17      6.268        659    238,915     79.11    90.84    38.21      96.37
6.50 - 6.99%                    478  103,652,703      29.51      6.754        642    216,847     78.92    89.92    30.35      94.44
7.00 - 7.49%                    285   59,217,535      16.86      7.264        627    207,781     79.63    90.57    22.11      96.07
7.50 - 7.99%                    274   55,029,706      15.67      7.717        609    200,838     82.06    90.71    37.74      96.36
8.00 - 8.49%                     92   12,975,281       3.69      8.243        600    141,036     84.02    88.81    48.48      95.49
8.50 - 8.99%                     89   10,786,234       3.07      8.724        599    121,194     86.82    89.66    42.10      89.99
9.00% & Above                   522   30,280,355       8.62     10.466        641     58,008     97.40    97.40    27.75      96.72
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Credit Score

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Credit Score                 Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
740 & Above                     103  $15,446,104       4.40%     7.155%       761   $149,962     83.16%   96.93%   29.62%     83.88%
720 - 739                        71   11,103,044       3.16      7.089        729    156,381     82.79    96.24    27.86      75.11
700 - 719                       118   21,508,622       6.12      7.016        710    182,276     82.23    96.84    20.56      88.94
680 - 699                       142   22,846,929       6.50      7.092        689    160,894     83.16    94.64    26.52      87.59
660 - 679                       261   45,170,906      12.86      7.115        668    173,069     83.28    95.11    20.93      97.04
640 - 659                       311   53,922,282      15.35      7.224        649    173,384     82.00    93.70    22.12      96.07
620 - 639                       300   49,876,104      14.20      7.143        630    166,254     81.90    92.37    34.44      96.70
600 - 619                       305   46,765,080      13.31      7.525        610    153,328     81.92    91.85    33.37      99.28
580 - 599                       162   26,017,102       7.41      7.306        589    160,599     79.83    86.67    58.62     100.00
560 - 579                        98   18,319,005       5.22      7.422        569    186,929     77.84    78.40    47.50     100.00
540 - 559                        94   18,653,968       5.31      7.514        552    198,446     81.20    81.98    53.95      99.34
520 - 539                        59   11,740,311       3.34      7.765        529    198,988     76.62    76.92    43.61     100.00
500 - 519                        49    9,903,866       2.82      8.053        509    202,120     76.69    76.69    60.29      98.74
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                              Distribution by Lien

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Lien                         Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1                             1,511 $320,681,958      91.29%     6.991%       633   $212,232     79.86%   90.14%   33.89%     95.38%
2                               562   30,591,367       8.71     10.346        659     54,433     99.35    99.35    28.59      95.61
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                      Distribution by Combined Original LTV

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Combined Original LTV        Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
60.00% & Below                   64  $10,990,261       3.13%     7.036%       585   $171,723     49.20%   49.20%   34.07%     93.99%
60.01 - 70.00%                   93   19,953,655       5.68      7.050        590    214,555     66.37    66.84    24.77      96.45
70.01 - 80.00%                  997  215,165,943      61.25      6.872        648    215,813     79.34    94.56    28.64      95.92
80.01 - 85.00%                  100   21,935,424       6.24      7.034        604    219,354     84.37    84.62    43.43      98.12
85.01 - 90.00%                  160   31,831,827       9.06      7.338        617    198,949     89.44    89.59    48.10      90.73
90.01 - 95.00%                  150   23,048,477       6.56      7.937        606    153,657     94.68    94.70    58.40      93.80
95.01 - 100.00%                 509   28,347,739       8.07     10.265        661     55,693     99.94    99.94    31.11      95.72
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Original LTV

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Original LTV                 Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
60.00% & Below                  626  $41,581,628      11.84%     9.471%       640    $66,424     86.09%   86.09%   30.04%     95.18%
60.01 - 70.00%                   93   19,953,655       5.68      7.050        590    214,555     66.37    66.84    24.77      96.45
70.01 - 80.00%                  997  215,165,943      61.25      6.872        648    215,813     79.34    94.56    28.64      95.92
80.01 - 85.00%                  100   21,935,424       6.24      7.034        604    219,354     84.37    84.62    43.43      98.12
85.01 - 90.00%                  148   31,190,384       8.88      7.282        616    210,746     89.44    89.59    48.77      90.71
90.01 - 95.00%                  105   20,593,952       5.86      7.650        601    196,133     94.66    94.69    63.53      93.43
95.01 - 100.00%                   4      852,340       0.24      7.417        683    213,085     99.09    99.09    64.35     100.00
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Documentation

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Documentation                Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Stated Doc                      960 $170,585,302      48.56%     7.409%       651   $177,693     80.57%   91.78%    0.00%     96.94%
Full Doc                        759  117,419,086      33.43      7.202        619    154,702     82.73    90.31   100.00      94.05
Limited Doc                     354   63,268,937      18.01      7.097        624    178,726     82.03    89.86     0.00      93.76
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                             Distribution by Purpose

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Purpose                      Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Purchase                      1,255 $193,674,940      55.14%     7.374%       655   $154,323     83.33%   97.62%   30.24%     93.87%
Cashout Refi                    752  145,763,753      41.50      7.159        611    193,835     79.19    82.27    38.05      97.06
Rate/term Refi                   66   11,834,633       3.37      7.327        619    179,313     81.69    88.31    28.67     100.00
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                            Distribution by Occupancy

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Occupancy                    Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Owner Occupied                1,976 $335,120,406      95.40%     7.286%       633   $169,595     81.50%   90.96%   32.95%    100.00%
Second Home                      62    9,131,779       2.60      7.281        702    147,287     82.93    96.98    33.11       0.00
Investor                         35    7,021,140       2.00      7.132        682    200,604     82.36    82.36    56.37       0.00
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Property Type

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Property Type                Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Single Family                 1,393 $229,192,818      65.25%     7.282%       631   $164,532     81.30%   90.09%   34.81%     96.82%
PUD                             321   53,405,599      15.20      7.442        638    166,373     82.49    93.38    33.52      95.83
Condo                           246   37,893,571      10.79      7.238        653    154,039     83.41    94.75    33.36      91.29
2 Family                         86   21,452,352       6.11      6.993        646    249,446     79.93    89.94    20.89      94.86
3-4 Family                       27    9,328,985       2.66      7.256        647    345,518     78.83    84.71    28.01      76.09
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                              Distribution by State

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
State                        Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
CA                              655 $131,881,066      37.54%     7.148%       642   $201,345     80.09%   89.80%   24.22%     95.38%
FL                              168   24,698,131       7.03      7.374        631    147,013     80.86    88.34    41.80      92.26
NY                               94   24,593,631       7.00      6.980        635    261,634     81.02    90.11    34.14      97.87
MD                              132   22,520,528       6.41      7.484        644    170,610     82.95    92.71    36.26      99.61
VA                               87   15,413,911       4.39      7.603        640    177,171     81.30    92.91    23.59     100.00
WA                               89   14,466,806       4.12      7.183        629    162,548     82.55    94.53    32.24      96.78
IL                              105   14,287,290       4.07      7.409        640    136,069     84.58    93.28    33.69      98.67
NJ                               58   14,027,740       3.99      6.957        617    241,858     81.58    86.10    44.24      94.34
TX                              124   12,984,481       3.70      7.731        641    104,714     84.00    97.64    47.43      97.53
MA                               63   11,070,130       3.15      6.874        641    175,716     80.55    92.58    23.45      96.03
Other                           498   65,329,612      18.60      7.537        623    131,184     83.36    91.59    46.71      91.83
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                               Distribution by Zip

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Zip                          Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
93550                            14   $2,558,793       0.73%     7.130%       641   $182,771     81.30%   91.54%    2.38%    100.00%
22193                            11    2,441,581       0.70      7.552        654    221,962     80.37    95.04     0.00     100.00
93536                            11    2,037,011       0.58      7.223        673    185,183     83.09    98.87    53.94      81.55
90044                             8    1,639,742       0.47      7.273        648    204,968     82.16    95.25     0.00     100.00
93551                             8    1,595,825       0.45      7.778        626    199,478     83.64    98.90     0.00     100.00
94565                             6    1,446,258       0.41      7.455        617    241,043     87.75    96.98    24.27     100.00
90037                             6    1,433,197       0.41      7.117        681    238,866     80.09    86.03    26.46     100.00
91730                             6    1,422,271       0.40      7.319        644    237,045     82.77    94.86     0.00     100.00
95828                             6    1,384,241       0.39      6.327        640    230,707     84.00    96.22     0.00      76.29
92201                             7    1,355,088       0.39      7.267        675    193,584     80.43    93.78    30.33     100.00
Other                         1,990  333,959,319      95.07      7.284        635    167,819     81.51    90.74    34.47      95.37
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Remaining Months To Maturity Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1 - 180                         579  $32,805,629       9.34%    10.107%       658    $56,659     97.46%   97.60%   28.76%     95.91%
181 - 240                         4      390,699       0.11      7.146        711     97,675     80.73    80.73    68.41     100.00
241 - 360                     1,490  318,076,997      90.55      6.992        633    213,474     79.92    90.27    33.87      95.34
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                        Distribution by Amortization Type

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Amortization Type            Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
10 YR ARM                         9   $2,006,058       0.57%     6.916%       614   $222,895     80.27%   85.17%   46.59%    100.00%
10 YR ARM IO                      1      174,300       0.05      6.625        631    174,300     70.00    70.00     0.00     100.00
2 YR ARM                        555  105,528,841      30.04      7.175        623    190,142     80.23    89.99    38.21      93.04
2 YR ARM BALLOON 40/30          538  124,663,929      35.49      6.964        626    231,717     79.76    90.91    28.03      97.15
2 YR ARM IO                     139   35,192,573      10.02      6.502        681    253,184     80.19    96.81    32.62      95.78
3 YR ARM                         37    7,907,248       2.25      7.074        622    213,709     79.59    85.81    41.36      83.35
3 YR ARM BALLOON 40/30           19    4,597,878       1.31      6.658        648    241,994     80.50    88.94    38.44      95.17
3 YR ARM IO                      17    4,201,560       1.20      6.582        680    247,151     82.82    93.81    20.98     100.00
5 YR ARM                         13    2,282,440       0.65      6.942        609    175,572     83.27    85.49    71.48      94.01
5 YR ARM BALLOON 40/30           13    2,865,902       0.82      6.950        633    220,454     77.36    82.95    29.01     100.00
5 YR ARM IO                       5      949,800       0.27      6.272        683    189,960     81.78    94.91    67.05     100.00
6 MO ARM                          1      186,504       0.05      7.990        502    186,504     79.47    79.47   100.00     100.00
Fixed                           144   25,309,426       7.21      7.174        643    175,760     78.91    82.43    38.89      97.05
Fixed Balloon 30/15             557   30,374,102       8.65     10.348        659     54,532     99.28    99.28    28.48      95.58
Fixed Balloon 40/30              25    5,032,764       1.43      7.142        622    201,311     75.44    80.11    40.53     100.00
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                      Distribution by Initial Periodic Cap

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Initial Periodic Cap         Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1.00%                            10   $1,774,675       0.51%     7.001%       611   $177,467     80.36%   90.18%   78.55%    100.00%
1.50%                            19    3,059,302       0.87      7.047        613    161,016     82.00    86.08    12.37      95.97
3.00%                         1,303  282,592,899      80.45      6.977        633    216,879     80.02    91.10    33.10      95.07
5.00%                            15    3,130,158       0.89      6.704        636    208,677     80.16    87.28    50.20     100.00
N/A                             726   60,716,292      17.28      8.759        649     83,631     88.81    90.67    33.82      96.56
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Periodic Cap

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Periodic Cap                 Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1.00%                         1,343 $289,688,981      82.47%     6.973%       633   $215,703     80.10%   91.08%   33.34%     95.14%
2.00%                             4      868,052       0.25      7.601        575    217,013     61.75    61.75    35.91     100.00
N/A                             726   60,716,292      17.28      8.759        649     83,631     88.81    90.67    33.82      96.56
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                      Distribution by Months to Rate Reset

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Months To Rate Reset         Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1 - 12                            1     $186,504       0.05%     7.990%       502   $186,504     79.47%   79.47%  100.00%    100.00%
13 - 24                       1,232  265,385,343      75.55      6.987        632    215,410     80.00    91.33    32.69      95.33
25 - 36                          73   16,706,686       4.76      6.836        644    228,859     80.65    88.68    35.43      90.79
49 & Above                       41    8,278,500       2.36      6.855        627    201,915     80.05    85.29    48.73      98.35
N/A                             726   60,716,292      17.28      8.759        649     83,631     88.81    90.67    33.82      96.56
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                        Distribution by Life Maximum Rate

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Life Maximum Rate            Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
11.99% & Below                    8   $2,109,372       0.60%     5.382%       667   $263,671     72.66%   86.33%   21.07%    100.00%
12.00 - 12.49%                   98   23,127,386       6.58      5.866        663    235,994     79.10    91.46    51.23      93.66
12.50 - 12.99%                  203   48,468,041      13.80      6.271        658    238,759     79.30    91.99    37.02      96.01
13.00 - 13.49%                  427   93,046,095      26.49      6.756        641    217,907     79.04    90.94    30.11      94.07
13.50 - 13.99%                  255   54,643,613      15.56      7.267        628    214,289     80.16    91.61    20.79      96.08
14.00 - 14.49%                  237   49,112,263      13.98      7.708        607    207,225     82.08    91.08    37.54      96.32
14.50 - 14.99%                   57   10,189,457       2.90      8.234        588    178,762     82.71    88.37    40.92      96.34
15.00 - 15.49%                   46    7,362,172       2.10      8.690        568    160,047     84.32    87.14    43.95      89.72
15.50 - 15.99%                    9    1,379,684       0.39      9.132        520    153,298     77.03    77.03    41.66      95.29
16.00% & Above                    7    1,118,950       0.32      9.738        546    159,850     85.28    85.28    76.51     100.00
N/A                             726   60,716,292      17.28      8.759        649     83,631     88.81    90.67    33.82      96.56
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                             Distribution by Margin

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Margin                       Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
4.99% & Below                    82  $14,666,090       4.18%     7.002%       635   $178,855     81.94%   91.92%   33.38%     95.80%
5.00 - 5.49%                     65   14,525,610       4.14      6.465        636    223,471     77.67    90.49    40.74      98.68
5.50 - 5.99%                    208   46,943,988      13.36      6.522        642    225,692     78.02    88.61    44.82      97.09
6.00 - 6.49%                    375   82,617,549      23.52      6.775        642    220,313     79.40    91.70    29.44      94.23
6.50 - 6.99%                    299   67,008,374      19.08      7.087        629    224,108     79.98    91.62    24.37      95.53
7.00 - 7.49%                    196   40,249,931      11.46      7.384        621    205,357     81.92    91.52    36.88      94.96
7.50 - 7.99%                    122   24,545,491       6.99      7.822        609    201,193     83.39    90.38    38.84      91.43
N/A                             726   60,716,292      17.28      8.759        649     83,631     88.81    90.67    33.82      96.56
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        2,073 $351,273,325     100.00%     7.283%       636   $169,452     81.56%   90.94%   33.43%     95.40%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

Selected Mortgage Loan Data(1)

                       The Mortgage Loans - All Collateral

Scheduled Principal Balance:                                       $392,157,885
Number of Mortgage Loans:                                                 1,736
Average Scheduled Principal Balance:                                   $225,897
Weighted Average Gross Coupon:                                            7.349%
Weighted Average Net Coupon: (2)                                          6.839%
Weighted Average Current FICO Score:                                        644
Weighted Average Original LTV Ratio:                                      72.92%
Weighted Average Combined Original LTV Ratio:                             83.17%
Weighted Average Stated Remaining Term (months):                            335
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (3)                                         26
Weighted Average Gross Margin: (3)                                         6.48%
Weighted Average Initial Rate Cap: (3)                                     3.03%
Weighted Average Periodic Rate Cap: (3)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.43%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Current Principal Balance    Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
$50,000 & Below                 297   $8,474,326       2.16%    10.115%       641    $28,533     95.77%   96.42%   49.91%     94.10%
$50,001 - $75,000               191   11,970,712       3.05      9.490        648     62,674     92.09    95.63    37.68      93.11
$75,001 - $100,000              169   14,879,964       3.79      9.552        650     88,047     94.27    97.22    33.83      93.21
$100,001 - $125,000             167   18,525,726       4.72      9.302        653    110,932     93.71    95.76    32.48      95.22
$125,001 - $150,000             101   13,906,958       3.55      8.622        635    137,693     89.24    92.91    42.67      93.04
$150,001 - $200,000             118   20,908,977       5.33      7.889        627    177,195     85.23    89.89    37.20      92.51
$200,001 - $250,000              75   16,875,395       4.30      7.196        615    225,005     79.28    84.99    38.52      91.73
$250,001 - $300,000              53   14,577,896       3.72      7.028        642    275,055     83.12    89.61    32.43      94.35
$300,001 - $350,000              39   12,666,242       3.23      7.058        619    324,775     80.68    87.79    30.80      89.43
$350,001 - $400,000             127   48,346,572      12.33      6.811        640    380,682     79.75    90.59    30.66      97.62
$400,001 & Above                399  211,025,117      53.81      6.828        649    528,885     81.09    90.36    23.75      96.43
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                          Distribution by Current Rate

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Current Rate                 Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
4.99% & Below                     2     $911,200       0.23%     4.990%       683   $455,600     80.00%   88.76%  100.00%    100.00%
5.00 - 5.49%                      7    2,405,798       0.61      5.303        682    343,685     75.60    80.92    68.55     100.00
5.50 - 5.99%                     97   39,741,820      10.13      5.826        677    409,709     76.95    86.53    27.86      97.21
6.00 - 6.49%                    164   64,436,742      16.43      6.258        651    392,907     79.60    88.02    28.77      96.83
6.50 - 6.99%                    304  106,644,517      27.19      6.759        645    350,804     80.97    91.39    32.79      94.35
7.00 - 7.49%                    129   44,171,991      11.26      7.236        632    342,419     81.73    90.87    19.57      94.46
7.50 - 7.99%                    175   50,362,971      12.84      7.737        623    287,788     82.49    90.58    29.10      95.51
8.00 - 8.49%                     81   16,839,926       4.29      8.215        637    207,900     86.51    94.88    27.15      94.16
8.50 - 8.99%                    129   20,243,805       5.16      8.712        605    156,929     87.90    89.20    41.10      94.28
9.00% & Above                   648   46,399,115      11.83     10.455        652     71,604     97.78    97.91    22.10      95.78
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Credit Score

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Credit Score                 Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
740 & Above                      99  $25,342,377       6.46%     7.229%       766   $255,984     83.98%   94.27%   28.49%     83.85%
720 - 739                        69   18,444,233       4.70      6.790        728    267,308     83.48    92.49    19.95      92.62
700 - 719                       114   24,763,464       6.31      7.127        708    217,223     85.06    94.53    24.58      95.86
680 - 699                       122   27,780,453       7.08      7.327        689    227,709     83.65    95.64    10.12      90.53
660 - 679                       218   52,178,364      13.31      7.246        669    239,350     82.60    91.36    23.13      94.63
640 - 659                       251   53,523,257      13.65      7.479        649    213,240     84.61    94.72    19.76      92.34
620 - 639                       236   49,678,276      12.67      7.371        630    210,501     83.34    92.39    28.93      98.42
600 - 619                       280   58,530,712      14.93      7.372        610    209,038     83.31    90.36    29.30      98.99
580 - 599                       165   33,018,666       8.42      7.428        589    200,113     84.19    89.36    59.19      99.21
560 - 579                        64   17,568,891       4.48      7.329        570    274,514     80.24    80.71    40.48     100.00
540 - 559                        46   13,590,978       3.47      7.540        550    295,456     80.06    80.06    32.13      97.52
520 - 539                        41    9,771,285       2.49      7.801        529    238,324     78.52    79.09    42.55     100.00
500 - 519                        31    7,966,929       2.03      8.142        509    256,998     77.49    77.49    55.73     100.00
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                              Distribution by Lien

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Lien                         Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1                             1,021 $341,703,556      87.13%     6.921%       640   $334,675     80.79%   89.69%   29.82%     95.41%
2                               715   50,454,329      12.87     10.249        666     70,565     99.25    99.25    23.17      95.44
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                      Distribution by Combined Original LTV

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Combined Original LTV        Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
60.00% & Below                   43  $10,167,337       2.59%     6.622%       624   $236,450     50.97%   50.97%   26.75%     98.49%
60.01 - 70.00%                   52   15,552,700       3.97      6.932        595    299,090     65.32    65.32    27.14      97.00
70.01 - 80.00%                  608  214,841,963      54.78      6.825        652    353,358     79.28    93.40    22.65      96.88
80.01 - 85.00%                   92   31,113,485       7.93      6.863        620    338,190     84.44    84.62    50.93      95.51
85.01 - 90.00%                  164   46,378,929      11.83      7.208        629    282,798     89.63    89.63    40.27      91.23
90.01 - 95.00%                  129   26,920,784       6.86      7.879        625    208,688     94.70    94.74    43.80      89.47
95.01 - 100.00%                 648   47,182,687      12.03     10.189        666     72,813     99.91    99.91    24.70      94.97
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Original LTV

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Original LTV                 Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
60.00% & Below                  756  $60,556,744      15.44%     9.640%       659    $80,102     91.24%   91.24%   23.69%     95.95%
60.01 - 70.00%                   52   15,552,700       3.97      6.932        595    299,090     65.32    65.32    27.14      97.00
70.01 - 80.00%                  607  214,805,158      54.78      6.824        652    353,880     79.28    93.40    22.64      96.88
80.01 - 85.00%                   90   31,028,586       7.91      6.855        620    344,762     84.45    84.63    50.89      95.50
85.01 - 90.00%                  141   44,925,356      11.46      7.102        628    318,620     89.63    89.63    41.42      91.11
90.01 - 95.00%                   85   24,548,306       6.26      7.608        622    288,804     94.68    94.72    46.01      88.78
95.01 - 100.00%                   5      741,033       0.19      8.224        635    148,207     98.06    98.06    92.85      68.79
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Documentation

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Documentation                Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Stated Doc                      777 $188,578,366      48.09%     7.584%       657   $242,701     82.01%   91.12%    0.00%     96.64%
Full Doc                        617  113,580,799      28.96      7.210        628    184,086     84.23    90.14   100.00      94.09
Limited Doc                     342   89,998,721      22.95      7.032        636    263,154     84.26    91.48     0.00      94.50
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                             Distribution by Purpose

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Purpose                      Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Purchase                      1,059 $199,171,656      50.79%     7.591%       664   $188,075     85.08%   96.99%   22.44%     93.12%
Cashout Refi                    627  181,716,227      46.34      7.093        622    289,819     81.18    84.48    36.00      97.79
Rate/term Refi                   50   11,270,002       2.87      7.214        626    225,400     81.42    87.38    30.87      97.50
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                            Distribution by Occupancy

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Occupancy                    Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Owner Occupied                1,642 $374,169,652      95.41%     7.345%       641   $227,874     83.00%   90.83%   28.56%    100.00%
Second Home                      58   11,056,795       2.82      7.582        693    190,634     86.41    96.41    19.45       0.00
Investor                         36    6,931,438       1.77      7.212        682    192,540     87.18    87.18    65.75       0.00
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Property Type

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Property Type                Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Single Family                 1,234 $280,339,201      71.49%     7.303%       641   $227,179     82.89%   90.18%   29.72%     96.95%
PUD                             277   64,379,170      16.42      7.452        645    232,416     83.62    92.97    24.32      93.33
Condo                           132   25,032,110       6.38      7.378        652    189,637     82.59    91.71    32.53      88.94
2 Family                         75   17,600,998       4.49      7.617        661    234,680     85.43    94.59    24.75      94.24
3-4 Family                       18    4,806,407       1.23      7.537        649    267,023     88.23    88.86    43.78      71.83
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                              Distribution by State

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
State                        Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
CA                              700 $225,118,926      57.41%     7.165%       650   $321,598     82.32%   90.75%   26.13%     97.77%
NY                               76   19,587,161       4.99      7.575        644    257,726     85.77    92.13    22.24      97.96
FL                              101   18,200,090       4.64      7.751        634    180,199     82.96    88.09    34.49      83.03
MD                               73   15,795,427       4.03      7.423        634    216,376     81.73    89.81    19.39      98.17
VA                               77   15,735,385       4.01      7.979        629    204,356     84.61    94.19    28.35     100.00
NJ                               59   13,054,709       3.33      7.232        640    221,266     83.28    89.62    27.10      92.25
MA                               57   10,782,197       2.75      7.205        645    189,161     83.26    86.00    28.90     100.00
AZ                               45   10,742,662       2.74      7.651        621    238,726     83.36    91.53    28.60      91.59
TX                              121    9,657,010       2.46      7.850        631     79,810     84.34    94.75    48.87      91.38
NV                               42    9,070,245       2.31      7.670        645    215,958     84.38    90.84    17.72      73.19
Other                           385   44,414,073      11.33      7.593        631    115,361     85.79    92.27    46.26      90.99
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                               Distribution by Zip

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Zip                          Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
92336                            10   $3,130,536       0.80%     7.502%       630   $313,054     85.28%   91.16%   19.48%    100.00%
91350                             8    2,459,259       0.63      7.541        637    307,407     83.93    95.21     0.00      82.82
33076                             7    2,335,601       0.60      7.746        674    333,657     79.55    93.94    20.96      72.19
93551                             6    2,314,702       0.59      6.956        598    385,784     87.75    93.42    36.44     100.00
91342                             6    2,237,290       0.57      7.015        640    372,882     83.81    87.65    22.34     100.00
94014                             5    2,226,206       0.57      7.333        727    445,241     84.30    95.48    30.16     100.00
92555                             8    2,206,054       0.56      8.078        656    275,757     83.95    99.17     0.00     100.00
94591                             6    2,130,828       0.54      7.290        685    355,138     81.79    93.24    21.39      84.06
90019                             5    2,086,339       0.53      7.369        671    417,268     82.18    93.64    31.80     100.00
91351                             6    2,039,807       0.52      7.224        659    339,968     86.20    97.56    29.41     100.00
Other                         1,669  368,991,266      94.09      7.345        643    221,085     83.12    90.73    29.47      95.51
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Remaining Months To Maturity Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1 - 180                         716  $51,037,291      13.01%    10.191%       666    $71,281     98.89%   98.89%   23.23%     95.50%
181 - 240                         7      332,972       0.08     10.108        668     47,567     78.22    78.22    54.41     100.00
241 - 360                     1,013  340,787,623      86.90      6.921        640    336,414     80.82    89.74    29.80      95.40
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                        Distribution by Amortization Type

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Amortization Type            Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
10 YR ARM                         4   $1,196,647       0.31%     6.802%       657   $299,162     82.55%   82.55%   28.76%     63.26%
2 YR ARM                        326   85,168,717      21.72      7.235        635    261,254     81.70    88.82    27.98      89.87
2 YR ARM BALLOON 40/30          351  136,119,581      34.71      6.988        628    387,805     80.84    90.98    23.68      97.31
2 YR ARM IO                     170   64,148,842      16.36      6.615        665    377,346     82.05    94.75    40.38      99.40
3 YR ARM                         19    5,461,184       1.39      6.769        638    287,431     75.09    78.47    32.11     100.00
3 YR ARM BALLOON 40/30           10    3,973,276       1.01      7.041        629    397,328     85.01    89.07    25.28      92.53
3 YR ARM IO                      15    5,148,409       1.31      6.455        659    343,227     84.26    88.65    38.61      89.15
5 YR ARM                         12    4,272,551       1.09      6.663        633    356,046     79.16    80.28    20.08      91.05
5 YR ARM BALLOON 40/30           11    5,480,638       1.40      6.308        650    498,240     75.33    82.67    23.89     100.00
5 YR ARM IO                      17    8,376,900       2.14      6.133        684    492,759     80.72    86.41    40.86     100.00
6 MO ARM                          3    1,135,909       0.29      6.747        664    378,636     83.95    83.95    85.98      79.72
Fixed                            89   15,974,002       4.07      7.037        650    179,483     76.60    80.88    43.40      94.03
Fixed Balloon 30/15             693   49,439,141      12.61     10.253        666     71,341     99.41    99.41    22.95      95.43
Fixed Balloon 40/30              16    6,262,088       1.60      6.822        630    391,381     71.54    74.66    26.70      96.87
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Initial Periodic Cap         Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1.00%                            10   $1,778,816       0.45%     7.029%       663   $177,882     76.19%   76.19%   63.66%     87.05%
1.50%                            10    3,530,531       0.90      6.406        642    353,053     82.75    92.68    23.12     100.00
2.00%                             1      139,796       0.04      7.600        583    139,796     79.94   100.00   100.00     100.00
3.00%                           898  306,417,242      78.14      6.951        639    341,222     81.25    90.63    28.65      95.46
4.00%                             1       87,972       0.02      8.400        638     87,972     90.00    90.00     0.00     100.00
5.00%                            18    8,528,297       2.17      6.230        682    473,794     80.37    85.08    44.17      94.84
N/A                             798   71,675,231      18.28      9.237        659     89,819     91.89    93.12    27.84      95.24
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                          Distribution by Periodic Cap

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Periodic Cap                 Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1.00%                           935 $320,262,889      81.67%     6.926%       640   $342,527     81.22%   90.44%   29.19%     95.47%
2.00%                             3      219,765       0.06      7.970        615     73,255     71.21    71.21    59.97      71.81
N/A                             798   71,675,231      18.28      9.237        659     89,819     91.89    93.12    27.84      95.24
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                      Distribution by Months to Rate Reset

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Months To Rate Reset         Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
1 - 12                            3   $1,135,909       0.29%     6.747%       664   $378,636     83.95%   83.95%   85.98%     79.72%
13 - 24                         847  285,437,139      72.79      6.978        638    336,998     81.37    91.18    28.72      95.56
25 - 36                          44   14,582,870       3.72      6.733        643    331,429     81.03    84.95    32.55      94.14
49 & Above                       44   19,326,736       4.93      6.341        661    439,244     78.96    83.76    30.70      95.75
N/A                             798   71,675,231      18.28      9.237        659     89,819     91.89    93.12    27.84      95.24
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                        Distribution by Life Maximum Rate

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Life Maximum Rate            Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
11.99% & Below                    9   $3,316,998       0.85%     5.217%       682   $368,555     76.81%   83.07%   77.19%    100.00%
12.00 - 12.49%                   93   38,163,214       9.73      5.833        678    410,357     77.66    87.83    27.52      98.21
12.50 - 12.99%                  149   57,347,678      14.62      6.257        651    384,884     80.85    90.01    28.89      96.10
13.00 - 13.49%                  281  100,624,260      25.66      6.759        645    358,093     81.05    91.85    31.12      94.79
13.50 - 13.99%                  120   41,951,403      10.70      7.240        630    349,595     81.66    91.09    19.95      94.39
14.00 - 14.49%                  149   46,473,880      11.85      7.734        621    311,905     82.86    90.79    28.41      95.45
14.50 - 14.99%                   55   14,654,257       3.74      8.209        628    266,441     84.77    94.14    23.46      92.97
15.00 - 15.49%                   61   15,019,887       3.83      8.680        574    246,228     84.23    85.80    40.69      93.88
15.50 - 15.99%                   15    2,208,633       0.56      9.246        557    147,242     82.08    84.08    49.62     100.00
16.00% & Above                    6      722,445       0.18      9.695        542    120,408     72.15    74.28    65.58     100.00
N/A                             798   71,675,231      18.28      9.237        659     89,819     91.89    93.12    27.84      95.24
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========

                             Distribution by Margin

                                                                                              Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted               Avg.      Avg.
                             Number                Pool By      Avg.       Avg.      Avg.     Combined    CLTV     Pct.      Pct.
                               of    Principal    Principal    Gross     Current   Principal  Original   incld     Full     Owner
Margin                       Loans    Balance      Balance     Coupon      FICO     Balance     LTV       SS.      Doc     Occupied
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
4.99% & Below                    25   $7,714,521       1.97%     6.534%       679   $308,581     79.28%   84.51%   29.00%     79.95%
5.00 - 5.49%                     48   17,861,196       4.55      6.082        659    372,108     77.09    85.37    39.25      99.76
5.50 - 5.99%                    152   52,271,358      13.33      6.400        644    343,891     78.92    88.57    32.95      96.94
6.00 - 6.49%                    231   93,987,961      23.97      6.755        643    406,874     80.58    91.44    26.14      97.37
6.50 - 6.99%                    184   63,612,810      16.22      6.979        641    345,722     80.79    90.85    20.68      96.80
7.00 - 7.49%                    126   42,385,185      10.81      7.371        630    336,390     84.12    92.20    31.09      96.66
7.50 - 7.99%                     67   18,333,322       4.67      7.583        630    273,632     85.81    92.67    34.31      83.40
8.00 - 8.49%                     95   22,707,076       5.79      8.075        616    239,022     85.08    90.60    39.65      90.16
8.50 - 8.99%                      9    1,388,388       0.35      7.982        608    154,265     81.24    84.56    53.28      86.04
9.00 - 9.49%                      1      220,839       0.06      7.590        618    220,839     85.00    85.00   100.00     100.00
N/A                             798   71,675,231      18.28      9.237        659     89,819     91.89    93.12    27.84      95.24
---------------------------- ------ ------------  ---------   --------   --------  ---------  --------   ------   ------   --------
Total:                        1,736 $392,157,885     100.00%     7.349%       644   $225,897     83.17%   90.92%   28.96%     95.41%
============================ ====== ============  =========   ========   ========  =========  ========   ======   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

   You should rely only on the information contained in or incorporated by reference into this prospectus supplement or the prospectus. We have not authorized anyone to give you different information. We do not claim the accuracy of the information in this prospectus supplement or the prospectus as of any date other than the date stated on the cover page. We are not offering the securities in any states where it is not permitted.








                              ---------------------



                          GS Mortgage Securities Corp.
                                    Depositor

                            Litton Loan Servicing LP



                              ---------------------